FEDERAL EXPRESS TRK#

792159847564

RETURN RECEIPT REQUESTED

TheTRUST

LAND OFFICE

December 15, 2004

AWARD NOTICE

Storm Cat Energy Corporation

Oil and Gas Lease

Attn: Scott Zimmerman

MHT 9300054 Suite 430-580 Hornby Street

Vancouver, British Columbia V6C 3B6

Cash Bonus Bid Accepted
Right to Competitive Oil and Gas Lease Awarded
Additional Bonus Money, Rental and Interest Required

LEASE AWARDED: Tract 29 has been offered in the Alaska Mental Health Trust 2004 Cook Inlet Area Competitive Oil & Gas Lease Sale held November 9, 2004. The highest responsible bid submitted by a qualified bidder has been determined. The above named bidder is hereby awarded the right to said tract.

BID ACCEPTED: The sum of $18,730.07 tendered as the required 20.0% minimum deposit to the total cash bonus bid of $66,270.11, is hereby accepted.

FILE NUMBER ASSIGNED: This tract has been assigned MHT File Number 9300054. This number must be referenced in any correspondence regarding this lease.

DOCUMENTS DUE TO The Trust Land Office (TLO): Two fully executed lease forms, including mitigation measures, and the required certificate(s) of insurance must be returned within 30 days from receipt of this notice.

Two lease forms, including mitigation measures, are enclosed with this letter. The leases must be executed by the bidder or the bidder's agent, as authorized by instruments included in the bidder's qualification file. Notary acknowledgment of lessee's signature block must be completed on the lease forms in the space provided. Future notices and correspondence regarding this lease will be mailed to the name and address specified in paragraph 11(c)(1). If the notification address is different form the billing address, please include both.

All Certificate(s) of Insurance, as specified in the lease document, must be furnished and must provide for a thirty (30) day prior notice to Lessor of cancellation, non-renewal, or material change of the policies.

Additionally, two originals of a Memorandum of Lease are included in the packet. Sign and complete the notary acknowledgement for this document and return with the above information.

AWARD NOTICE

MHT 9300054

Alaska Mental Health Trust Land Office

718 L Street, Suite 202    Anchorage,Alaska 99501    Tel: 907-269-8658     Fax: 907-269-8905     www.mhtrustland.org

These documents must be received by the TLO, Attention: Mike Franger., 718 L Street, Suite 202, Anchorage, Alaska 99501, within 30 days from receipt of this notice, in accordance with 11 AAC 82.465 and the Instructions to Bidders included in the sale packet. Note that failure to comply with this requirement will result in automatic forfeiture of the deposit to the TLO.

PAYMENTS DUE TO TLO: Payments must be received within 30 days of receipt of this notice, in accordance with 11 AAC 82.465 and the Instructions to Bidders. The following payments are due:

1)

Balance of fixed cash bonus.

2)

Interest on the balance of fixed cash bonus. The interest rate is 1.90% per annum, which is the market interest rate for 90 day U.S. Treasury Bills averaged for the week of November 8, 2004. Interest begins accruing from the day following receipt of the Lease Award Notice and continues accruing up to and including the day payment is made. Please note: Interest calculations should be based on a 365-day year times the actual number of consecutive days that interest is owed, including weekends,. Please remember there is a four-hour time difference between Alaska Standard Time and Eastern Standard Time that may affect the date payment is received.

The formula for calculating the interest due is:

Balance of Bonus x Number of Days x 0.000052 ** = Interest Due

** 0.000052 is the interest rate of 1.90% divided by 365.

 3)  Payment due for the first year's annual rental is $1.00 per acre or portion of an acre. (Do not pay interest on this amount.)

Payment for this lease is:

(1) Balance of

+

(2) Interest on

+ (3) First year annual

= (4) Total

cash bonus

balance of

rental (no interest

bid (not

cash bonus

due on this amount).

including

bid. interest).

(1)    $47,540.04

+

(2) $

   +    (3)   $5971.00

= (4) $

METHOD OF PAYMENT: Payment of the required funds may be tendered directly to the Trust Land Office at the following address:

Alaska Mental Health Trust Land Office 718 L Street, Suite 202 Anchorage, Alaska 99501

All funds must be in U.S. dollars and must be made in cash, or by bank draft, money order, cashier's check, or certified check. All checks, bank drafts, or money orders must be made payable to the Alaska Mental Health Trust Land Office and must reference the Mental Health Trust (MHT) number assigned to each tract.

AWARD NOTICE

MHT 9300054

Payments may also be made by wire transfer of federal funds to:

State Street Bank and Trust Company, Boston, Massachusetts, ABA #011000028, for credit to State of Alaska, General Investment Fund, AY01, Account #00657189, Attention: Kim Chan, Public Funds.

The wire transfer must specify on whose behalf the payment is being made. If possible, bidders should use only one wire transfer for all leases.

Before the wire transfer the successful bidder must deliver to or fax the following information to the State of Alaska, Department of Revenue, Treasury Division, Attention: Bronze Ickes, FAX number (907) 465-4019, and the Mental Health Trust Land Office, Attention: Leann McGinnis, FAX number (907) 269-8905.

1)

The Mental Health Trust Land Office (MHT) number assigned to each tract;

2)

Total amount submitted for each tract and the breakdown showing the balance of cash bonus bid being paid per tract, interest on that balance, and annual rental;

3)

Name(s) of the bidder(s) on whose behalf the funds are being wire transferred;

4)

Originating bank of the wire transfer; and

5)

Total amount of the wire transfer.

ISSUANCE OF LEASE: Upon full compliance with this notice, a lease will be issued. The effective date of the lease will be the first day of the month following the day on which the lease is signed by the Executive Director of the TLO. This date will be noted on the face of the lease; lessee must not enter the effective date.

COMPLIANCE: Failure or refusal by the bidder to comply with any provision of this notice will cause forfeiture of the right to lease this sale tract and forfeiture of the entire bid deposit to the TLO.

FURTHER INFORMATION: Should you have any questions regarding this notice please contact Mike Franger at the Trust Land Office. (phone: (907) 269-8657 or via e-mail at mikefr@dnr. state. ak. us)

Enclosures:

Lease Form (2 originals)

Schedule 1 (Mitigation Measures) (2 originals)

Exhibits A and B (2 originals)

Memorandum of Lease (2 originals)

Competitive Oil & Gas Lease MHT Form No. 002

(Revised 9/03)

STATE OF ALASKA
DEPARTMENT OF NATURAL RESOURCES
MENTAL HEALTH TRUST LAND OFFICE
718 L Street, Suite 202
Anchorage, Alaska 99501

COMPETITIVE OIL AND GAS LEASE

MHT No. 9300054

This Lease is made by and between the State of Alaska, Department of Natural Resources, Mental Health Trust Land Office ("Lessor") as agent for and on behalf of the Alaska Mental Health Trust Authority ("Trust Authority") and Storm Cat Energy Corporation ("Lessee"). This Lease is made effective as of

 ("Effective Date").

The Mental Health Trust Land Office, on behalf of the Trust Authority has determined under a Trust benefit analysis that for and in consideration of the cash payment made by Lessee to Lessor which includes the first year's rental and any required cash bonus and the other performance to be rendered by Lessee hereunder, it is in the best interests of the beneficiaries of the Alaska Mental Health Trust that the following described tract of land ("Leased Area") be leased to Lessee, and Lessee desires to lease the Leased Area for the purposes, and on the terms and conditions as hereinafter set out including applicable mitigating measures attached to this Lease and incorporated herein.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants as hereinafter set out, Lessor and Lessee enter into this Lease upon the following terms and conditions:

1. Grant.

(a)

Grant of Lease.

(1)

Lessor does hereby lease, let and demise to Lessee for the term as set out in Paragraph 2 hereof without warranty the exclusive right to drill for, extract, remove, save, clean, process, and dispose of all oil, gas and associated substances in and under the following described tract of land:

Tract 29, as described in Exhibit A, which is attached and made a part of this Lease containing approximately 5970.28 acres, more or less, subject to the royalty interest reserved under Paragraph 4 hereof; together with the nonexclusive right to conduct within the Leased Area geological and geophysical exploration for oil, gas and associated substances; and the nonexclusive right to install pipelines and build structures on the Leased Area to find, produce, save, store, treat, process, transport, take care of, and market all oil, gas, and associated substances and to house and board employees in its operations on the Leased Area subject to all the terms and conditions hereof. The rights granted by this Lease are to be exercised in a manner which will not unreasonably interfere with the rights of any other permittee, lessee or grantee of Lessor or any surface user consistent with the principle of reasonable concurrent uses as set out in Article VIII, Section 8, of the Alaska Constitution.

(2)

For the purposes of this Lease, the Leased Area contains the legal subdivisions as shown on the attached plat marked Exhibit "B" which is herein incorporated.

(3)

To the extent that the Leased Area is described by protracted legal subdivisions and, after the Effective Date of this Lease, the Leased Area is surveyed under the public land rectangular system, the boundaries of the Leased Area shall be those established by that survey, when approved, subject, however, to the provisions of applicable regulations relating to such surveys.

(4)

If Lessor's ownership interest in the oil, gas and associated substances in the Leased Area is less than an entire and undivided interest, the grant under this Lease shall be effective only as to Lessor's interest in such oil, gas and associated substances, and the royalties and rentals provided in this Lease shall be paid to Lessor in the proportion that Lessor's interest therein bears to the entire undivided interest in the oil, gas and associated substances in the Leased Area.

(5)

Lessor makes no representations or warranties, express or implied, as to: (i) title; (ii) quiet enjoyment; (iii) access; (iv) the presence, quality or quantity of oil, gas or associated substances in, on or under the Leased Area; (v) the suitability of the Leased Area for drilling or any particular type of drilling; or (vi) the merchantability of any oil, gas or associated substances which may be produced from the Leased Area. Lessor shall not be liable to Lessee for any deficiency in title to the Leased Area, nor shall Lessee or any successor in interest to Lessee be entitled to any refund due to deficiency in title for any rentals, bonuses, or royalties paid under this Lease.

(b)

Reserved Rights.

(1)

Lessor, for itself and others, reserves all rights not expressly granted to Lessee by this Lease. These reserved rights include, but are not limited to:

(A)

the right to explore for oil, gas and associated substances by geological and geophysical means;

(B)

the right to explore for, develop and remove natural resources other than oil, gas and associated substances on or from the Leased Area;

(C)

the right to establish or grant easements and rights-ofway for any lawful purpose, including without limitation for shafts and tunnels necessary or appropriate for the working of the Leased Area or other lands for the extraction of natural resources other than oil, gas and associated substances;

(D)

the right to dispose of land within the Leased Area for well sites and well bores of wells drilled from or through the Leased Area to explore for or produce oil, gas and associated substances in and from lands not within the Leased Area

(E)

the right to lease oil, gas, and associated substances other than coal bed methane, and the right to dispose of land for well sites and well bores of wells drilled from or through the Leased Area to explore for or produce oil, gas, and associated substances other than coal bed methane, in the event that this Lease is extended

Competitive Oil and Gas Lease

Page 2 MHT-9300054

beyond the primary term based solely on the development or production of coal bed methane, as further described in Paragraph 2(b) of this Lease; and

(F)

the right to otherwise manage and dispose of the surface of the Leased Area or interests in that land by grant, lease, permit or otherwise to third parties.

(2)

Reserved rights may be exercised by Lessor in any manner that does not unreasonably interfere with Lessee's operations under this Lease.

(3)

It is expressly acknowledged that Lessor may not own some or all of the surface estate of the Leased Area, that Lessor makes no representations of any kind regarding such ownership and that Lessee has the obligation to determine surface ownership.

2. Term.

(a) This Lease is issued for an initial primary term of five (5) years from the Effective Date. Extension of this Lease or reduction of the primary term of this Lease is governed by Paragraph 2(b) and Paragraph 6(4)(g) below.

(b)

Extension.

(1)

This Lease shall be extended automatically if and for so long as oil or gas is produced in paying quantities from the Leased Area.

(2)

This Lease shall be extended automatically if it is committed to a unit agreement approved or consented to by Lessor and will remain in effect for so long as it remains committed to such unit agreement, except as described for in Paragraph (6)(4)(g).

(3)

(A)

If the drilling of a well whose bottom hole location is in the Leased Area has commenced as of the date on which this Lease otherwise would expire and such drilling is continued with reasonable diligence, this Lease shall continue in effect until ninety (90) days after cessation of that drilling and for so long thereafter as oil or gas is produced in paying quantities from the Leased Area.

(B)

In the event that the Lease is extended as described above based solely on the development and production of coal bed methane, lease rights will terminate with respect to the development and production of oil, gas, and associated substances other than coal bed methane that may be located within the Lease Area.

(C)

If oil or gas in paying quantities is produced from the Leased Area, and if that production ceases at any time, this Lease shall not terminate if drilling or reworking operations are commenced on the Leased Area within six (6) months after cessation of production and such operations are prosecuted with reasonable diligence; if those drilling or reworking operations result in the production of oil or gas, this Lease shall remain in effect for so long as oil or gas is produced in paying quantities from the Leased Area.

(4)

If there is a well capable of producing oil or gas in paying quantities on the Leased Area, this Lease shall not expire because Lessee fails to produce that oil or gas unless Lessor gives notice to Lessee, allowing a reasonable time, which shall not be less than six months after notice, to place the well into production, and Lessee fails to do so.

Competitive Oil and Gas Lease

Page 3 MHT-9300054

If production is established within the time allowed, this Lease shall remain in effect for so long as oil or gas is produced in paying quantities from the Leased Area.

(5)

If Lessor directs or approves in writing a suspension of all operations on or production from the Leased Area (except for a suspension necessitated by Lessee's negligence or willful misconduct), or if a suspension of all operations on or production from the Leased Area has been ordered under federal, state or local law, Lessee's obligation to comply with any express or implied provision of this Lease requiring operations or production shall be suspended, but not voided, and Lessee shall not be liable for damages for failure to comply with that provision. If the suspension occurs before the expiration of the primary term, the primary term shall be extended at the end of the period of the suspension by adding the period of time lost under the primary term because of the suspension. If the suspension occurs during an extension of the primary term under this paragraph, upon removal of that suspension, Lessee shall have a reasonable time, which shall not be less than six months after notice that the suspension has been lifted, to resume operations or production. Any suspension of operations or production specifically required or imposed as a term of sale or by any stipulation made a part of this Lease shall not be considered a suspension ordered by law.

(6)

If Lessor determines that Lessee has been prevented by force majeure, after diligent efforts made in good faith, from performing any act that would extend this Lease beyond the primary teim, this Lease shall not expire during the period of force majeure. If the event of force majeure occurs before the expiration of the primary term, the primary term shall be extended at the end of the period of force majeure by adding the period of time lost under the primary term because of the force majeure. If the event of force majeure occurs during an extension of the primary term under this Paragraph, this Lease shall not expire during the period of force majeure plus a reasonable time after that period, which shall not be less than sixty (60) days, for Lessee to resume operations or production.

(7)

Nothing in Paragraphs 2(b)(5) or 2(b)(6) above shall suspend Lessee's obligation to pay royalties or other production or profit-based payments to Lessor from operations on the Leased Area that are not affected by any suspension or force majeure, or shall suspend Lessee's obligation to pay rentals.

(8)

If, in the case of the development of coal bed methane, a well has been completed within the primary term and the well is being dewatered in a diligent manner in order to achieve production, and the dewatering process extends beyond the primary term before production is achieved, this Lease will, subject to Paragraph 2(b)(3)(B) above, remain in effect until ninety (90) days after completion of the dewatering operation and for so long thereafter as coal bed methane is produced in paying quantities from the Leased Area.

3. Rentals.

(a)

Lessee shall pay annual rentals to Lessor in accordance with the following schedule:

(1)

for the first year, $1.00 per acre or fraction of an acre;

(2)

for the second year, $1.50 per acre or fraction of an acre; (3)

for the third year, $2.00 per acre or fraction of an acre;

Competitive Oil and Gas Lease

MHT-9300054

(4)

for the fourth year, $2.50 per acre or fraction of an acre;

(5)

for the fifth year and following years, $3.00 per acre or fraction of an acre;

(b)

Provided that Lessor may increase the annual rental rate upon any extension of this Lease beyond the primary term.

(c)

Annual rental paid in advance is a credit on the royalty due under this Lease for that year. Lessee shall pay the annual rental to Lessor as provided for in Paragraph 5 hereof, on or before each annual anniversary date of this Lease.

(d)

Lessor is not required to give notice that rentals are due by billing Lessee. If Lessor's (or depository's) office is not open for business on the anniversary date of this Lease, the time for payment shall be extended to include the next day on which that office is open for business. If the rent due hereunder is not timely paid in full, this Lease shall automatically terminate at 11:59 p.m., Alaska Standard Time, on the day such rental payment was due.

4. Royalty.

(a)

Royalty on Production. Except for oil, gas and associated substances used on the Leased Area for development and production or unavoidably lost, Lessee shall pay to Lessor as a royalty 10.5 percent during the primary term of the Lease and 12.5 percent thereafter in amount or value of the oil, gas and associated substances saved, removed or sold from the Leased Area and of the gas from the Leased Area used on the Leased Area for extraction of natural gasoline or other products.

(b)

Value.

(1)

For the purposes of computing royalties due under this Lease, the value of royalty, oil, gas or associated substances shall not be less than the highest of:

(A)

the field price received by Lessee for the oil, gas or associated substances;

(B)

the volume-weighted average of the three highest field prices received by other producers in the same field or area for oil of like grade and gravity, gas of like kind and quality, or associated substances of like kind and quality at the time the oil, gas or associated substances are sold or removed from the Leased Area or any applicable unit area, or the gas is delivered to an extraction plant if that plant is located on the Leased Area or unit area; if there are less than three prices reported by other producers, the volume-weighted average shall be calculated using the prices received by other producers in the field or area;

(C)

Lessee's posted price in the field or area for the oil, gas or associated substances; or

(D)

the volume-weighted average of the three highest posted prices in the same field or area of the other producers in the same field or area for oil of like

Competitive Oil and Gas Lease

Page 5 MHT-9300054

grade and gravity, gas of like kind and quality, or associated substances of like kind and quality at the time the oil, gas or associated substances are sold or removed from the Leased Area or any applicable unit area, or the gas is delivered to an extraction plant if that plant is located on the Leased Area or unit area; if there are less than three prices posted by other producers, the volume-weighted average shall be calculated using the prices posted by other producers in the field or area.

(2)

If oil, gas or associated substances are sold away from the Leased Area or any applicable unit area, the term "field price" in Paragraph 4(b)(l) above shall mean the cash value of all consideration received by Lessee or any other producer from the purchaser of the oil, gas or associated substances, less the reasonable costs of transportation away from the Leased Area or unit area to the point of sale. The "reasonable costs of transportation" are as defined in 11 AAC 83.228 and 11 AAC 83.229 as those regulations exist on the Effective Date of this Lease.

(3)

In the event Lessee does not sell the oil, gas or associated substances in an arm's-length transaction, the term "field price" in Paragraphs 4(b)(1) and 4(b)(2) above shall mean the price Lessee would have received for the oil, gas or associated substances if Lessee had sold the oil, gas or associated substances in an arm's-length transaction, minus reasonable costs of transportation away from the Leased Area or any applicable unit area to the point of sale or other disposition. Lessee shall determine this price in a consistent and logical manner using information available to Lessee and shall report that price to Lessor each time a royalty payment is made based upon such price.

(4)

Lessor may establish reasonable minimum values for the purposes of computing royalties on oil, gas or associated substances obtained from this Lease, with consideration being given to (i) the price actually received by Lessee, (ii) the price or prices paid in the same field or area for production of like quality, (iii) posted prices, (iv) prices received by Lessee and/or other producers from sales occurring away from the Leased Area, and/or (v) other factors deemed relevant by Lessor. In establishing minimum values, Lessor may use, but shall not be limited to, the methodology for determining "prevailing value" as defined in 11 AAC 83.227. Under this provision, it is expressly understood and agreed that the minimum value of royalty oil, gas or associated substances under this Lease may not necessarily equal, and may exceed, the actual price paid for the oil, gas or associated substances.

(c)

Royalty in Value. Except to the extent that Lessor elects to receive all or a portion of its royalty in kind as provided in Paragraph 4(d) below, Lessee shall pay to Lessor that value of all royalty oil, gas and associated substances as determined under Paragraph 4(b) above. Royalty paid in value shall be free and clear of all lease expenses (including any portion of those expenses that is incurred away from the Leased Area), including, but not limited to, expenses for separating, cleaning, dehydration, gathering, saltwater disposal, and otherwise preparing the oil, gas or associated substances for transportation off the Leased Area. All royalty that may become payable in money to Lessor must be paid on or before the last federal banking day of the calendar month following the month in which the oil, gas or associated substances are produced. The amount of all royalty in value payments which are not paid in full when due under this Lease, or any amount which is subsequently determined to be due to Lessor or Lessee as the result of a re-detennination, shall bear interest from the last federal banking day of the calendar month following the month in which the oil, gas or associated substances were produced, until the obligation is paid in full. Interest shall accrue at the same rate as is applicable to money due and owing to the State of Alaska, as set forth in AS 38.05.135(d). Royalty payments must be accompanied by such information relating to valuation of royalty as Lessor may require which shall include, but is not limited to, run tickets, evidence of sales, shipments, and amounts of gross oil, gas and associated substances produced.

Competitive Oil and Gas Lease

Page 6 MHT-9300054

(d)

Royalty in Kind.

(1)

At Lessor's option, which may be exercised from time to time upon not less than ninety (90) days' notice to Lessee, Lessee shall deliver all or any portion of Lessor's royalty oil, gas or associated substances produced from the Leased Area in kind. Delivery shall be on the Leased Area, unit area, or at a place mutually agreed to by Lessor and Lessee, and shall be delivered to any individual, firm, corporation or governmental agency designated by Lessor.

(2)

Royalty oil, gas or associated substances delivered in kind shall be delivered in good and merchantable condition, of pipeline quality, and free and clear of all Lease expenses (including any portion of those expenses incurred away from the Leased Area), including, but not limited to, expenses for separating, cleaning, dehydration, gathering, saltwater disposal, and otherwise preparing the oil, gas or associated substances for transportation off the Leased Area.

(3)

After having given notice of its intention to take, or after having taken its royalty oil, gas or associated substances in kind, Lessor, at its option and with ninety (90) days notice to Lessee, may elect to receive a different portion or none of its royalty in kind. If, under federal regulations, the taking of royalty oil, gas or associated substances in value by Lessor creates a supplier-purchaser relationship, Lessee hereby waives its right to continue to receive royalty oil, gas or associated substances under that relationship, and further agrees that it shall require any purchasers of the royalty oil, gas or associated substances likewise to waive any supplier-purchaser rights.

(4)

Lessee shall furnish storage for royalty oil, gas and associated substances produced from the Leased Area or any applicable unit area to the same extent that Lessee provides storage for Lessee's share of oil, gas and associated substances. Lessee shall not be liable for the loss or destruction of stored royalty oil, gas and associated substances from causes beyond Lessee's ability to control.

(5)

If Lessor's royalty purchaser refuses or for any reason fails to take delivery of oil, gas or associated substances, or in an emergency, and with as much notice to Lessee as is practical or reasonable under the circumstances, Lessor may elect without penalty to underlift for up to six (6) months all or a portion of Lessor's royalty oil, gas or associated substances produced from the Leased Area or any applicable unit area and taken in kind. Lessor's right to underlift shall be limited to the portion of royalty oil, gas or associated substances that the royalty purchaser refused or failed to take delivery of, or the portion necessary to meet the emergency condition. Underlifted oil, gas or associated substances may be recovered by Lessor at a daily rate not to exceed 10 percent of its royalty interest share of daily production at the time of the underlift recovery.

(e)

Apportionment of Royalty From Approved Unit. Should this Lease or a portion thereof be committed to an approved unit, the landowner's royalty share of the unit production allocated to each separately owned tract shall constitute royalty to be distributed to and among, or the proceeds thereof paid to, the landowners including Lessor, free and clear of all unit expense and free of any lien for it. Under this provision, Lessor's royalty share of any unit production allocated to the Leased Area shall constitute royalty to be distributed to, or the value thereof paid to Lessor free and clear of all unit expenses (including any portion of those expenses incurred away from the unit area) including, but not limited to, expenses for separating, cleaning,

Competitive Oil and Gas Lease

Page 7 MHT-9300054

dehydration, gathering, saltwater disposal, and otherwise preparing oil, gas or associated substances for transportation off the unit area, and free of any lien for them.

5.    Payments. All payments due hereunder shall be made payable to the Mental Health Trust Land office or as otherwise directed by Lessor, shall reference this Lease by the MHT number which appears on the first page hereof and unless otherwise specified, shall be tendered to Lessor at:

Mental Health Trust Land Office 718 L Street, Suite 202 Anchorage, Alaska 99501

or to any depository designated by Lessor with at least sixty (60) days advance notice to Lessee.

6.   Operations and Development. (a)

Plan of Operations.

(1)

Except as provided in Paragraph 6(a)(2) below, a plan of operations approved by Lessor shall be required before Lessee may undertake any operations on or in the Leased Area.

(2)

A Lease plan of operations shall not be required for lease operations undertaken under an approved unit plan of operations.

(3)

The plan of operations will clearly describe efforts the Lessee will take, including reasonable compensation and bonding, to address any surface use conflicts that may occur from the intended activities of the Lessee.

(4)

Lessee shall file with Lessor two (2) copies of its proposed plan of operations.

(5)

An application for approval of a plan of operations must contain sufficient information, based on data reasonably available at the time the plan is submitted for approval, for Lessor to determine the surface use requirements and impacts directly associated with the proposed operations. An application must include statements and maps or drawings setting out the following:

(A)

the sequence and schedule of the operations to be conducted on the Leased Area, including the date operations are proposed to begin and their proposed duration;

(B)

projected use requirements directly associated with the proposed operations, including but not limited to the location and design of well sites, material sites, water supplies, solid waste sites, sumps, buildings, roads, utilities, airstrips, and all other facilities and equipment necessary to conduct the proposed operations;

(C)

plans for rehabilitation of the affected portion of the Leased Area after completion of operations or phases of those operations; and

(D)

a description of operating procedures designed to prevent or minimize adverse effects on other natural resources and other uses of the Leased Area and adjacent areas, including fish and wildlife habitats, historic and archeological sites, and public use areas, if any.

Competitive Oil and Gas Lease

Page 8 MHT-9300054

(6)

In approving a lease or unit plan of operations, or an amendment of a plan, Lessor shall require amendments it determines necessary to protect the interests of the Trust Authority. Lessor shall not require any amendment that would be inconsistent with the terms of sale under which this Lease was obtained or with the teuus of the Lease itself, or which would deprive Lessee of reasonable use of its leasehold interest.

(7)

Lessee may, with the approval of Lessor, amend an approved plan of operations.

(8)

Approval by Lessor of a plan of operations or any modification of a plan of operations signifies only that Lessor has no objection to the operations outlined in the plan from the standpoint of the Lease administrator and shall not relieve Lessee of its obligation to obtain all approvals and permits required by governmental agencies having regulatory authority over those operations, or from resolving surface use issues and potential conflicts with surface owners or lessees.

(9)

All of Lessee's operations on the Leased Area must be in conformance with the approved plan of operations and shall conform to all mitigating measures specified on the attached Schedule No. 1 which is herein incorporated.

(10)

Upon completion of operations, Lessee shall inspect the Leased Area and submit a report to Lessor indicating the completion date of operations and stating any noncompliance with the requirements which were imposed as a condition of approval of the plan of which Lessee is aware after due inquiry.

(b)

Plan of Development.

(1)

Except as provided in Paragraph 6(d) below, within twelve (12) months after certification of a well capable of producing oil, gas or associated substances in paying quantities, Lessee shall file two copies of an application for approval of an initial plan of development that shall describe Lessee's plans for developing the Leased Area. No development of the Leased Area may occur until a plan of development has been approved by Lessor.

(2)

The plan of development must be revised, updated and submitted to Lessor for approval annually before or on the anniversary date of the previously approved plan. If no changes from an approved plan are contemplated for the following year, a statement to that effect must be filed for approval in lieu of the required revision and update.

(3)

Lessee may, with the approval of Lessor, subsequently modify an approved plan of development.

(4)

If the Leased Area is included in an approved unit, Lessee shall not be required to submit a separate lease plan of development for unit activities.

(c)

Logs and Other Records of Operations.

(1)

Lessee shall timely file with the Alaska Oil and Gas Conservation Commission, all required reports, logs, geological and geophysical surveys taken, and a description of all tests run for each well drilled on the Leased Area, and all other infoinuation required to be submitted thereto whether by statute, regulation, administrative order, or otherwise. Concurrent with all filings made to the Alaska Oil and Gas Conservation Commission, Lessee shall provide Lessor a true and correct copy of each document submitted.

Competitive Oil and Gas Lease

Page 9 MHT-9300054

(2)

In addition, and without limiting the generality of the foregoing, Lessee shall, within thirty (30) days following the acquisition of the data, submit the following to Lessor:

(A)

Copy of the completion report (AOGCC form 10-407) with an attached well summary. The well summary must include daily drilling reports, formation tops encountered, a full synopsis of drillstem and formation testing data, an identification of zones of abnormal pressure, oil and gas shows and cored intervals.

(B)

Latitudinal and longitudinal coordinates for the completed surface and bottom hole locations.

(C)

Copy of the permit to drill (AOGCC form 10-40f only, additional documentation not required) and the survey plat of the well location.

(D)

One paper copy (no sepia copies) of all final 2-inch open hole and cased hole logs, including measured depth and true-vertical depth versions; specialty logs (such as Schlumberger's cyberlook formation microscanners and dipmeter logs); composite mud or lithology log and report; measured-while-drilling (MWD) and logged-while-drilling (LWD) logs; velocity and directional surveys.

(E)

Digital versions of well logs in LAS, LIS or ASC II format on IBM format floppy disks. Digital versions of velocity survey in SEG Y format and directional surveys in ASCII format. Other formats may be used upon approval of Lessor.

(F)

One paper copy of all available well analyses, including geochemical analyses, core analyses (porosity, permeability, capillary pressure, photos, and descriptions), paleontologic and palynologic analyses, thermal maturation analyses, pressure build up analyses and fluid PVT analyses. ASCII format digital file versions of the above information shall also be submitted if available.

(G)

In addition, Lessee may be required to submit additional information within the reasonable discretion of Lessor.

(3)

Any information filed by Lessee with Lessor in connection with this Lease shall be available at all times for the use of Lessor and its agents. Lessor shall keep such information confidential as provided in 11 AAC 99.120. In order for geological, geophysical and engineering data submitted hereunder to be held confidential, Lessee shall make a specific request for confidentiality at the time information is submitted. Additionally, all such information shall be marked "Confidential." Any information not so marked may become public information.

(4)

Unless there is a legal requirement to do so, for as long as this Lease remains in effect, no party shall divulge or make available any data pertaining to the Leased Area to persons who are not parties hereto without the written consent of the other party (which consent shall not be unreasonably withheld). It is agreed that data may be divulged or made available to a party's data processor, reproduction company, consultants, affiliates, attorneys, and other persons providing necessary services chosen by a party, subject to such persons' agreeing to keep all such data confidential. The foregoing restrictions shall not apply to a disclosure by either party or its Affiliate(s) or to third parties as may be necessary or desirable for purposes of effecting a merger, buyout, stock transaction, sale of assets, loan transaction, lease, assignment, sublease, joint bidding agreement, farm-out, or joint venture, However, prior

Competitive Oil and Gas Lease

Page 10 MHT-9300054

to either party's release of the data to any such third party, written notice must be given to the other party hereto and such third party must agree in writing to be bound by a confidentiality agreement. In this event, a copy of the confidentiality agreement evidencing such commitment shall be delivered to the party receiving the notice within seven (7) days after receipt of such notice.

(5)

In the event that this Lease terminates or expires, Lessee agrees that no data pertaining to the Leased Area will be divulged or made available to anyone without the prior written permission of Lessor, which permission may be withheld at Lessor's discretion. Upon termination of this Lease, any data submitted or due to Lessor pursuant to this Lease becomes the property of Lessor and may be used and disclosed to others at Lessor's discretion.

(6)

Lessee acknowledges that the data to be provided to the Lessor is a special asset of the Lessor. In the event that Lessee fails to deliver the data as required by this Lease or allows or suffers any unauthorized disclosure of the data, such breach shall result in an immediate breach of this Lease. Lessor may not have an adequate reedy at law for such a breach and therefore, in addition to any other remedy at law or equity that it may have, Lessor shall be entitled to injunctive relief to enforce the provisions hereof.

(7)

The provisions of the above paragraphs do not apply to (1) information that is in Lessee's possession or the pubic domain prior to the Effective Date of this Lease or that enters the public domain through no violation of this Lease on or after the Effective Date or (2) any disclosure to a governmental agency or to the public, if Lessee believes in good faith that such disclosure is required by law or the rules of any stock exchange.

(d)

Directional Drilling.   This Lease may be maintained in effect in accordance with Paragraph 2(b) by drilling of directional wells whose bottom hole location is on the Leased Area but that are drilled from locations on other lands not covered by this Lease. In such circumstances, drilling will be considered to have commenced on the Leased Area when actual drilling is commenced on those other lands for the purpose of directionally drilling into the Leased Area. Production of oil or gas from the Leased Area through any directional well surfaced on those other lands, or drilling or reworking of that directional well, shall be considered production or drilling or reworking operations on the Leased Area for all purposes of this Lease as provided in Paragraph 2(b). Nothing contained in this paragraph is intended or will be construed as granting to Lessee any interest, license, easement, or other right in or with respect to lands other than the Leased Area.

(e)

Diligence and Prevention of Waste.

(1)

Lessee shall exercise reasonable diligence in drilling, producing, and operating wells on the Leased Area unless consent to temporarily suspend operations is granted in writing by Lessor.

(2)

Upon discovery of oil or gas on the Leased Area in quantities that would appear to a reasonable and prudent operator to be sufficient to recover ordinary costs of drilling, completing and producing an additional well in the same geologic structure at another location with a reasonable profit to the operator, Lessee shall drill such wells as a reasonable and prudent operator would drill, having due regard for the interests of Lessor as well as the interests of Lessee.

(3)

Lessee shall perform all operations under this Lease in a good and workmanlike manner in accordance with the methods and practices set out in the approved plan

Competitive Oil and Gas Lease

Page 11 MHT-9300054

of operations and plan of development, with due regard for the prevention of waste of oil, gas and associated substances and the entrance of water into the oil and gas bearing sands or strata to the destruction or injury of those sands or strata, and for the preservation and conservation of the Leased Area for future productive use. Lessee shall carry out at Lessee's expense all orders and requirements of Lessor and of all governmental agencies with regulatory authority relative to the prevention of waste and the preservation of the Leased Area. If Lessee fails to carry out such orders, Lessor shall have the right to enter the Leased Area to repair damage or prevent waste at Lessee's expense.

(4)

Lessee shall securely plug in an approved manner any well before abandoning it.

(5)

Lessee at all times shall employ sound, prudent and modern exploration and development and production techniques in all operations conducted on the Leased Area.

(6)

Lessee shall cause any identified commercial reservoirs of oil and gas within the Leased Area to be developed in a commercially reasonable manner.

(f)

Offset Wells. Lessee shall drill such wells as a reasonable and prudent operator would drill so as to protect Lessor from loss by reason of draining resulting from production on other land. Without limiting the generality of the foregoing, if oil or gas is produced from a well on other land not owned by Lessor, or on which Lessor receives a lower rate of royalty than under this Lease, and that well is within 500 feet in the case of an oil well or 1,500 feet in the case of a gas well of the Leased Area, and the well on the other land produces oil or gas for a period of thirty (30) consecutive days in quantities that would appear to a reasonable and prudent operator to be sufficient to recover ordinary costs of drilling, completing, and producing an additional well in the same geological structure at an offset location with a reasonable profit to the operator, and if Lessor determines to its sole satisfaction that production from the well on the other land is draining lands then subject to this Lease, Lessee shall, within thirty (30) days after written demand by Lessor, begin in good faith and diligently prosecute drilling operations for an offset well on the Leased Area. In lieu of drilling any well required by this paragraph, Lessee may, with Lessor's consent, compensate Lessor in full each month for the loss of royalty through drainage as reasonably estimated by Lessor.

(g)

Unitization.

(1)

Lessee may, upon approval of Lessor, unite with others, jointly or separately, in adopting and operating under a cooperative or unit agreement for the exploration, development or operation of the pool, field or like area or portion thereof or like area that includes or underlies the Leased Area or any part thereof whenever Lessor determines the cooperative or unit agreement is in the best interest of the Trust Authority.

(2)

Lessee agrees, within six (6) months after demand by Lessor, to subscribe to a reasonable unit agreement to protect Lessor's interest. Lessor reserves the right to prescribe the reasonable terms of such unit agreement.

(3)

With the consent of Lessee, and if the Leased Area is committed to a unit agreement approved by Lessor, Lessor may establish, alter, change, or revoke drilling, producing, and royalty requirements of this Lease as Lessor determines necessary or proper to protect the interests of Lessor and the Trust Authority.

(4)

Except as otherwise provided in this Paragraph 6(g), where only a portion of the Leased Area is included in a unit approved or prescribed by Lessor, or the Alaska

Competitive Oil and Gas Lease

Page 12 MHT-9300054

Oil and Gas Conservation Commission, that commitment shall constitute a severance of this Lease as between the unitized and non-unitized portions of the Leased Area. The portion of the Leased Area not committed to the unit shall be treated as a separate and distinct lease having the same Effective Date and term as this Lease, and which may be maintained only in accordance with the terms and conditions hereof. Any portion of the Leased Area not committed to the unit agreement shall not be affected by the unitization or pooling of any other portion of the Leased Area, by operations in the unit, or by any suspension approved or ordered for the unit. If the Leased Area has a well certified as capable of production in paying quantities on it before commitment to a unit agreement, this Lease shall not be severed. Any lease, or portion thereof, that is eliminated or segregated from a unit at the time of unitization or as a result of unit contraction shall remain in full force and effect for ninety (90) days from the date of such elimination or segregation (or unit te.tmination) and so long thereafter as drilling or re-drilling operations are being conducted thereon and so long thereafter as oil or gas is produced in paying quantities.

(b)

Suspension. Lessor may, from time to time within its discretion, direct or approve in writing suspension of production or other operations under this Lease.

(i)

Surface Use.

(1)

To the extent of the Trust Authority's rights as owner of the subsurface estate of the Leased Area, Lessee shall have the right to use the Leased Area to the extent reasonably necessary and convenient to carry out those operations authorized by the teen so this Lease. Lessee shall have the right to construct, use, maintain, erect, repair and replace thereon such wells, power lines, pipelines, tanks, production facilities, communication lines, roads, bridges, work camps and similar facilities which are necessary and convenient to carry out the operations authorized by the terms of this Lease. Prior to construction of any processing plants or converting facility, Lessee shall obtain the approval of Lessor and any other approvals as necessary.

(2)

Lessee shall have such rights of ingress and egress as are reasonably necessary to carry out the purposes of this Lease.

(3)

Lessee shall have no right to extract and remove gravel from the Leased Area without Lessor's prior approval. Lessee shall have the right to extract and purchase from Lessor for use, but not for resale or disposal, any gravel required to carry out the terms of this Lease. Lessor and Lessee shall promptly agree on a price for gravel required by Lessee for its operations based upon the fair market value of same.

(4)

Lessee shall place all utilities and roads and similar facilities in shared rights-of-way.

(5)

Lessee shall keep drill pads to a minimum consistent with optimum development and maximum drainage of a pool or pools.

(6)

Lessee shall group its well(s) together in drill site areas so that, so far as practicable, optimum drainage can be obtained from minimum number of surface locations. Lessee shall avoid unnecessary scattering of buildings and structures and unnecessary occupancy of the Leased Area. Lessee shall have the right to pass through the subsurface of the Leased Area or to directionally drill through or under any such subsurface to complete any well capable of producing oil or gas in commercial quantities on adjacent or contiguous areas covered by a lease issued by Lessor or by another party whose lands are unitized with the Leased Area.

Competitive Oil and Gas Lease

Page 13 MHT-9300054

(7)

Notwithstanding anything herein to the contrary the location on the Leased Area of all surface use and facilities, including but not limited to utility corridors, drill sites, tank farms and work camps, shall first be submitted to Lessor in writing for Lessor's approval, which shall not be unreasonably withheld, prior to and as a condition to their installation, construction or use, as a part of the plan of operations specified in Paragraph 6 hereof. Lessor reserves the right to require modification or changes if any contemplated facility or surface use is unreasonable or would create a conflict, nuisance, hazard or result in unnecessary disturbance of the surface of the Leased Area.

(8)

Upon the request of Lessor, Lessee shall relocate, or cause to be relocated, to a location approved by Lessor, roads, wells, pipelines, utility lines, tanks and other machinery, equipment, supplies, materials and structures placed by Lessee on the Leased Area. Lessor shall reimburse Lessee for all direct expenses incurred by Lessee in so relocating the same or equivalent facilities, provided the original location of such facilities was approved by Lessor in writing.

(9)

Lessee shall take all reasonable precautions not to pollute the waters or land located within the Leased Area and shall comply fully with all applicable environmental protection laws.

(10)

All roads utilized by Lessee within the Leased Area shall be maintained by Lessee. Lessor and its agents, employees and invitees, may make use of roads within the Leased Area for the purpose of lease administration.

7.   Inspection/Records.

Inspection. Lessee shall keep open at all reasonable times, for inspection by any duly authorized representative of Lessor, the Leased Area, all wells, improvements, machinery, and fixtures on the Leased Area, and all reports and records relative to operations or activities on or with regard to the Leased Area or under this Lease.

Records. Lessee shall keep and retain in its possession books and records showing the development, production (including records of development and production expenses) and disposition, including records of sale prices, volumes and purchasers, of all oil, gas and associated substances produced from the Leased Area. Lessee shall permit Lessor to examine these books and records at all reasonable times. Upon request by Lessor, Lessee's books and records shall be made available to Lessor at a time and place designated by Lessor. . Such books and records of development, production and disposition shall employ methods and techniques that ensure the most accurate figures reasonably available without requiring Lessee to provide separate tankage or meters for each well. As to all such records, Lessee shall use generally accepted accounting procedures consistently applied.

8. Assignment/Surrender/Failure of Title.

(a)

Assignment. This Lease, or an interest herein, may with the approval of Lessor, be assigned, subleased or otherwise transferred only upon approval of Lessor to a qualified person. The qualifications of potential assignees shall be determined to Lessor's satisfaction according to applicable regulations including 11 AAC 82.200, consistent with AS 38.05.801 and the Alaska Mental Health Enabling Act of 1956. P.L. 84-830, 70 Stat. 709. No assignment, sublease or other transfer of an interest herein, including assignments of working or royalty interests, operating agreements or subleases, shall be effective or binding upon Lessor unless and until approved by Lessor. Furthermore, Lessee's interests and rights in and to the

Competitive Oil and Gas Lease

Page 14 MHT-9300054

Lease shall not be transferred by operation of law through any execution of judicial sale or insolvency or bankruptcy proceeding. Assignment or transfer without Lessor's approval shall be void and not merely voidable. Assignment shall include, but not be limited to, any change in the structure of or the ownership of shares of stock or other interests in Lessee such that control of the affairs of Lessee is transferred to persons other than those exercising such control or management on the date of execution of this Lease or on the date of Lessor's approval for the immediately prior assignment (but does not include a change in the directors or officers of Lessee or such changes directly resulting from the death of a shareholder or owner of other interests, where the shares or interest is transferred pursuant to a Will or the Laws of Intestacy, and where Lessor determines in its sole discretion that said transferee or manager is capable of assuming all obligations under this Lease. Lessee shall remain liable for all obligations under this Lease accruing prior to the approval by Lessor of any assignment, sublease or other transfer of an interest herein. All provisions of this Lease shall extend to and be binding upon the heirs, administrators, successors and assigns of the parties hereto. Lessor shall disapprove a transfer of a divided interest in this Lease if the transfer covers only a portion of the Lease or a separate and distinct zone or geological horizon unless Lessee demonstrates that the proposed transfer of a divided interest is reasonably necessary to accomplish exploration or development of the Leased Area, the Lease is committed to an approved unit agreement, the Lease is allocated production within an approved participating area or the Lease has a well certified as capable of production in paying quantities. Where an assignment, sublease or other transfer is made of all or part of Lessee's interest in a portion of the Leased Area, this Lease may, at the option of Lessor or upon request of the transferee and with the approval of Lessor, be severed and a separate and distinct lease shall be issued to the transferee having the same Effective Date and terms as this Lease. Lessee's liability for conditions on the Leased Area caused by or arising from Lessee's use, occupation or operations thereon and Lessee's duty to defend and indemnify under Paragraphs 10 and 11(f) hereof shall survive assignment.

(b)

Surrender. Lessee at any time may file with Lessor a written surrender of all rights under this Lease or any portion of the Leased Area comprising one or more legal subdivisions or, with the consent of Lessor, any separate and distinct zone or geological horizon underlying the Leased Area or one or more legal subdivisions of the Leased Area. Surrender shall be effective as of the date of filing, subject to the continued obligations of Lessee and its surety to make payment of all accrued royalties and to place all wells and surface facilities on the surrendered land or in the surrendered zones or horizons in condition satisfactory to Lessor and in compliance with all local, state and federal requirements for suspension or abandonment. Lessee's liability for conditions on the Leased Area caused by or arising from Lessee's use, occupation or operations thereon, and Lessee's duties to defend and indemnify under Paragraphs 10 and 11(f) hereof shall survive surrender and termination.

(c)

Failure of Title. If (i) all or any part of the Leased Area is subsequently determined not to be owned by Lessor, or (ii) if the land subject to this Lease has been selected by the State under laws of the United States granting lands to the State, but the land has not yet been conveyed to Lessor, and if for any reason the selection is not finally approved, or the land is not conveyed to Lessor, any rental, royalty, or other payments made to Lessor under this Lease shall not be refunded.

9.

Default and Termination.

(a)

Default/Cancellation.

(1) The failure of Lessee to timely perform its obligations under this Lease, or the failure of Lessee otherwise to abide by all express and implied provisions hereof, shall constitute a default of Lessee's obligations hereunder. Should Lessee fail to comply with

Competitive Oil and Gas Lease

Page 15 MHT-9300054

any of the provisions of this Lease (other than a provision which, by its terms, provides for automatic termination), and fail within sixty (60) days after written notice of default to begin and diligently prosecute operations to remedy that default, Lessor may terminate this Lease upon expiration of such sixty (60) day period without judicial action or administrative process or hearing if at the time of termination there is no well on the Leased Area capable of producing oil or gas in paying quantities. If there is a well on the Leased Area capable of producing oil or gas in paying quantities, this Lease may be terminated upon expiration of such sixty (60) day period by judicial action. In the event of any termination under this paragraph, Lessee shall have the right to retain under this Lease any and all drilling or producing wells as to which no default exists, together with a parcel of land surrounding each well or wells and rights-of-way through the Leased Area that are reasonably necessary to enable Lessee to drill, operate and transport oil or gas from such retained well or wells.

(2)

Notwithstanding the foregoing, Lessor may cancel this Lease at any time if Lessor determines, to its reasonable satisfaction, upon a thirty (30) days notice to Lessee, with a reasonable opportunity to be heard, that:

(A)

continued operations pursuant to this Lease are likely to cause serious harm or damage to biological resources, to property, to mineral resources, or the environment (including the human environment);

(B)

the threat of harm or damage is not likely to disappear or decrease to an acceptable extent within a reasonable period of time; and

(C)

the advantages of cancellation outweigh the advantages of continuing this Lease in effect.

(3)

No cancellation under Paragraph 9(a)(2) above shall occur unless and until operations under this Lease have been under suspension or temporary prohibition by Lessor, with due extension of the term of this Lease, continuously for a period of five (5) years or for a lesser period upon request of Lessee entitle Lessee; and any such cancellation shall entitle Lessee to receive such compensation as Lessee demonstrates to Lessor is equal to the lesser of:

the value of the canceled rights as of the date of cancellation, with due consideration being given to both anticipated revenues from this Lease and anticipated costs, including costs of compliance with all applicable regulations and stipulations, liability for clean up costs or damages, or both, in the case of an oil spill, and all other costs reasonably anticipated under this Lease; or

the excess, if any, over Lessee's revenues from this Lease (plus interest on the excess from the date of receipt to date of reimbursement) of all consideration paid for this Lease and all direct expenditures made by Lessee after the Effective Date of this Lease and in connection with exploration or development, or both, under this Lease, plus interest on that consideration and those expenditures from the date of payment to the date of reimbursement.

(b)

Rights Upon Termination. Upon the expiration or earlier termination of this Lease as to all or any portion of the Leased Area, Lessee shall have the right at any time within a period of one year after the termination, or any extension of that period as may be granted by Lessor, to remove from the Leased Area or portion of the Leased Area all machinery, equipment, tools and materials. Upon the expiration of such period and at the option of Lessor, any machinery, equipment, tools and materials that Lessee has not removed from the Leased

Competitive Oil and Gas Lease

Page 16 MHT-9300054

Area or portion of the Leased Area shall at Lessor's option become the property of Lessor or may be removed by Lessor at Lessee's expense, Upon termination, all improvements such as roads, pads and wells shall either be abandoned and the sites rehabilitated by Lessee to the satisfaction of Lessor, or at Lessor's option, be left intact and Lessee absolved of all further responsibility as to their maintenance, repair and eventual abandonment and rehabilitation. Subject to the above conditions, Lessee shall deliver up the Leased Area in good condition. Unless otherwise agreed in writing, Lessee's liability for conditions on the Leased Area caused by or arising from Lessee's use, occupation or operations thereon and Lessee's duties to defend and indemnify under Paragraph 10 below shall survive surrender and termination. Upon termination the Leased Area shall be delivered to Lessor free and clear of all liens or encumbrances arising by, through or under Lessee.

10. Indemnification.

(a)

Lessee, its officers, agents, contractors, and employees shall perform all of their obligations and carry on all of their operations and activities entirely at their own risk and responsibility. Lessee shall indemnify, defend and hold Lessor and the Trust Authority, and their officers, agents and employees harmless from and against any and all loss, damage (including property and personal injury), claim, demand, action or proceeding of any kind, judgement, settlement, fee, charge, lien, liability, or expense (including attorney's fees, costs of litigation, and costs of appeal) and costs of investigation and remediation (if required by any federal, state or local governmental agency or political subdivision) which they shall suffer or incur, including, but not limited to, those arising out of or in any way connected with the presence, disposal, release, spill or discharge of any Hazardous Material on or affecting the Leased Area, whether arising on account of damage to or loss of property, or personal injury, emotional distress or death or for any other cause, arising in any manner directly or indirectly in connection with the performance, activities or operations of Lessee, its officers, agents, employees, invitees, contractors, subcontractors or anyone directly or indirectly employed by them under this Lease whether the same arises before or after completion of Lessee's activities or expiration of the term of this Lease. Nothing herein shall relieve the Lessor, or the Trust Authority, their officers, agents, employees, permittees, invitees and Authorized Users from liability as a result of their sole gross negligence or willful misconduct. Liabilities associated with significant concurrent uses shall be addressed as provided for in Lessor approved joint venture agreements between Lessee and other Authorized Users of the Leased Area.

(a)

Lessee expressly waives any defense to an action for breach of a provision of this Lease or for damages resulting from an oil spill or other harm to the environment that is based on an act or omission committed by an independent contractor under contract with Lessee; and Lessee expressly agrees to assume responsibility for all actions of its independent contractors.

(b)

The duties imposed on Lessee in this Paragraph 10 shall survive termination, surrender and assignment of this Lease.

11. General.

(a)

Bonds.

(1)

Lessee shall furnish a bond prior to the commencement of Lease operations of this Lease in an amount equal to at least five dollars ($5) per acre or fraction of an

Competitive Oil and Gas Lease

Page 17 MHT-9300054

acre contained in the Leased Area, but no less than $10,000, and shall maintain that bond as long as required by Lessor.

(2)

Lessee may, in lieu of the bond required under Paragraph 1 l(a)(1) above, with Lessor's approval furnish and maintain a statewide bond, in accordance with any applicable regulations;

(3)

Lessor may require a bond in a reasonable amount greater than the amount specified above, where a greater amount is justified by the nature of the surface and its uses and the degree of risk involved in the types of operations being or proposed to be carried out under this Lease.

(4)

If the Leased Area is committed in whole or in part to a cooperative or unit agreement approved or prescribed by Lessor or the Alaska Oil and Gas Conservation Commission, and the unit operator furnishes a statewide bond, Lessee need not maintain a separate bond with respect to the portion of the Leased Area committed to the cooperative or unit agreement.

(b)

Authorized Representatives. The Executive Director of the Mental Health Trust Land Office, Department of Natural Resources, State of Alaska, or his designee, and the individual executing this Lease on behalf of Lessee shall be the authorized representatives of their respective principals for purposes of administering this Lease. Lessor or Lessee may change the designated authorized representative or the address to which notices to that representative are to be sent by effective notice given to the other party. Where activities pursuant to a plan of operations are underway, Lessee shall designate, by name, job title, address, telephone number and telecopier number, an agent who shall be present in the state during all lease activities.

(c)

Notices, Protest.

(1)

Any notices required or permitted under this Lease shall be in writing and sent by facsimile or telecopier followed by a permanent record or given personally or by registered or certified mail, return receipt requested, as follows:

To Lessor:

Mental Health Trust Land Office

718 L Street, Suite 202

Anchorage, Alaska 99501

Phone No: (907) 269-8658; Fax No: (907) 269-8905 Attention: Executive Director

To Lessee:

Storm Cat Energy Corporation

Suite 430-580 Hornby Street

Vancouver, British Columbia V6C 3B6 Phone No.: (303)-981-3314

Fax No.:

Competitive Oil and Gas Lease MHT-9300054

Either party may change its notice address by effective notice given to the other party.

(2)

Any notice given under this Lease shall be effective when delivered to the above named authorized representative.

If Lessee wishes to protest the amount of money due Lessor under this Lease or any action of Lessor regarding a provision of this Lease, Lessee must file a written protest with Lessor within thirty (30) days after the mailing date of Lessor's notice or bill or other action. Lessee's failure to file a protest within the required time shall constitute a waiver of any further right to protest such action. Protests, if any, will be adjudicated in accordance with 11 AAC 99.060 and revisions thereto.

(d)

Statutes and Regulations. This Lease is subject to all applicable local, state and federal statutes and regulations in effect on the Effective Date of this Lease, and to all such statutes and regulations placed in effect after the Effective Date of this Lease, except those State laws and regulations applicable to State lands, that are inconsistent with 11 AAC 99.020 and AS 38.05.801. A reference to a statute or regulation in this Lease includes any subsequent change in that statute or regulation whether by amendment, repeal or replacement and any successor statute or regulation.

(e)

Insurance. Without limiting Lessee's indemnification obligations hereunder, Lessee shall purchase, at its own expense, and maintain in force at all times during the term of this Lease, the policies of insurance specified below. Where specific limits are shown, it is understood that they shall be the minimum acceptable limits. If the Lessee's policy contains higher limits, Lessor shall be entitled to coverage to the extent of such higher limits. Certificates of insurance must be furnished to Lessor upon execution of this Lease and must provide for a thirty (30) day prior notice to Lessor of cancellation, non-renewal or material change of the policies. Failure to furnish satisfactory evidence of insurance or the lapse of a policy is a material breach and grounds for termination of this Lease. Each Worker's Compensation Insurance policy shall be endorsed with a waiver of subrogation in favor of Lessor and the Trust Authority. All other insurance policies required by this Lease shall be endorsed to provide that such insurance shall apply as primary insurance and that any insurance or self-insurance carried by either Lessor or the Trust Authority shall be excess only and shall not contribute with the insurance required by this Lease; shall be endorsed to name Lessor and the Trust Authority as additional insureds; and shall provide for a waiver of subrogation in favor of Lessor and the Trust Authority. All endorsements shall reference this Lease. All insurance shall be on an occurrence and not a "claims made" basis.

(1)

Workers' Compensation Insurance: Lessee shall provide and maintain, for all employees of the Lessee engaged in work under this Lease, Workers' Compensation Insurance and Employer's Liability Insurance in accordance with the laws of the State of Alaska. The Lessee shall be responsible for Worker's Compensation Insurance for any subcontractor who directly or indirectly provides services under this Lease. This coverage shall include statutory coverage for states in which employees are engaging in work and employer's liability protection of not less than Five Hundred Thousand Dollars ($500,000) per person, and Five Hundred Thousand Dollars ($500,000) per occurrence. Where applicable, coverage for all federal acts (e.g., U.S.L.&H., Jones and Harbor Acts) shall also be included.

(2)

Comprehensive (Commercial) General Liability Insurance: With coverage limits not less than Two Million Dollars ($2,000,000) combined single limit per occurrence and annual aggregate where generally applicable, including premises-operations, independent contractors, products/completed operations, broad form property damage, blanket contractual, and personal injury endorsements.

Competitive Oil and Gas Lease

Page 19 MHT-9300054

(3)

Comprehensive Automobile and Aircraft Liability Insurance:
Covering all owned, hired, and non-owned vehicles and aircraft with coverage limits not less than Two Million Dollars ($2,000,000) combined single limit per occurrence bodily injury and property damage.

Lessor shall have the right, at its option, to pay any delinquent premium upon any of Lessee's insurance policies if necessary to prevent a cancellation, non-renewal or material alteration thereof; and Lessee shall within five (5) days, reimburse Lessor therefore. Lessor reserves the right to increase the required insurance coverage limits from time to time to reflect then current industry standards or to accommodate changed conditions or perceived risks.

(f)

Hazardous Material. Lessee, its agents, employees, contractors, or invitees shall not cause or permit any Hazardous Material to be brought upon, kept, or used in or about the Leased Area without the prior written consent of Lessor. Such consent shall not be unreasonably withheld as long as Lessee demonstrates to Lessor's reasonable satisfaction that such Hazardous Material is necessary or useful to Lessee's operations and will be used, kept, and stored in a manner that complies with all laws regulating any such Hazardous Material so brought upon, used or kept in or about the Leased Area. If Lessee breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the Leased Area caused or permitted by Lessee results in contamination of the Leased Area, or if contamination of the Leased Area by Hazardous Material otherwise occurs for which Lessee is legally liable for damages resulting therefrom, then Lessee shall indemnify, defend, and hold harmless Lessor and the Trust Authority, their respective officers, directors, employees, agents, successors and assigns from any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Leased Area, damages for the loss or restriction of usable space or of any amenity of the Leased Area, damages arising from any adverse impact on marketing of the Leased Area, and sums paid in settlement of claims, attorney's fees, consultant fees, and expert fees) which arise after the Effective Date as a result of such contamination. This indemnification by Lessee includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal, or restoration work required by any federal, state, or local government agency or political subdivision because of Hazardous Material present in the soil or groundwater on or under the Leased Area and adjacent lands and waters. Without limiting the foregoing, if the presence of any Hazardous Material on the Leased Area caused or permitted by Lessee results in any contamination of the Leased Area, Lessee shall promptly take all actions at its sole expense as are necessary to return the Leased Area to the condition existing prior to the introduction of any such Hazardous Material to the Leased Area, and to the satisfaction of any governmental agency having jurisdiction over the matter; provided that Lessor's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Leased Area. As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material, or waste that is or becomes regulated by any local governmental authority, the State of Alaska, or the United States Government. The duties imposed on Lessee under this Paragraph 11(f) shall survive termination, surrender or assignment of this Lease.

(g)

Interpretation. This Lease shall be governed and by construed in accordance with the laws of the State of Alaska. Paragraph headings are not part of this Lease and are inserted only for convenience.

(h)

Venue/Waiver/Interest in Real Property. Venue for any legal action shall be in the Alaska Superior Court at Anchorage, Alaska, or other venue within Alaska at Lessor's sole discretion. Lessee waives all rights to a jury trial. It is the intention of the parties

Competitive Oil and Gas Lease

MHT-9300054

that the rights granted to Lessee by this Lease constitute a leasehold interest in real property in the Leased Area.

(i)

Waiver of Conditions. Lessor reserves the right to waive any breach of a provision of this Lease, but any such waiver shall extend only to the particular instance of breach so waived and shall not limit the rights of Lessor with respect to any future breach of the same or any other provisions hereof, nor shall the waiver of a particular breach prevent cancellation of this Lease for any other cause or for the same cause occurring at another time. Notwithstanding the foregoing, Lessor shall not be deemed to have waived a provision of this Lease unless it expressly does so in writing.

(j)

Severability. If it is finally determined in any judicial proceeding that any provision of this Lease is invalid, Lessor and Lessee may jointly agree by a written amendment to this Lease that, in consideration of the provisions in that written amendment, the invalid portion will be treated as severed from this Lease and that the remainder of this Lease, as amended, shall remain in effect.

(k)

Nondiscrimination. The Lessee and the Lessee's contractors and subcontractors shall not discriminate against any employee or applicant because of race, religion, marital status, change in marital status, pregnancy, parenthood, physical handicap, color, sex, age, or national origin as set out in AS 18.80.220. The Lessee and its contractors and subcontractors shall, on beginning any operations under this Lease, post in a conspicuous place notices setting out this nondiscrimination policy.

(1)

Liens. Lessee shall pay or cause to be paid promptly when due any claim, debt, or charge against Lessee that might become a lien against any of the Lessor's assets associated with this Lease. Lessee shall not suffer or permit any such lien or encumbrances of any kind to be filed against or upon any equipment, improvements, or the Leased Area, regardless of whether the basis of such lien is a claim against Lessee or against an employee, agent, supplier or subcontractor of Lessee. Lessee shall keep the Leased Area and any products derived from it free and clear of any and all mechanics, labor, or materialmen's liens arising from the performance of labor upon or the furnishing of materials to the Leased Area. Lessee may contest the validity of any such lien that may be filed by providing reasonable security to Lessor. Lessee shall post notices of Lessor's non-responsibility pursuant to AS 34.35.065 and AS 34.35.150.

(m)

Definitions.

(1)

"associated substances" means all substances except helium produced as an incident of production of oil or gas by ordinary production methods and not defined in this Lease as oil or gas;

(2)

"drilling" means the act of boring a hole to reach a proposed bottom hole location through which oil or gas may be produced if encountered in paying quantities, and includes re-drilling, sidetracking, deepening, or other means necessary to reach the proposed bottom hole location, testing, logging, plugging, casing and other operations necessary and incidental to the actual boring of the hole;

(3)

"Force Majeure" means war, riots, acts of God, unusually severe weather, or any other cause beyond Lessee's reasonable ability to foresee or control and includes operational failure of existing transportation facilities and delays caused by judicial decisions or lack thereof.

Competitive Oil and Gas Lease

Page 21 MHT-9300054

(4)

"gas" means all natural gas (except helium gas) and all other hydrocarbons produced that are not defined in this Lease as oil;

(5)

"oil" means crude petroleum oil and other hydrocarbons, regardless of gravity, that are produced in liquid form by ordinary production methods, including liquid hydrocarbons known as distillate or condensate recovered by separation from gas other than at a gas processing plant;

(6)

"paying quantities" means quantities sufficient to yield a return in excess of operating costs, even if drilling and equipment costs may never be repaid and the undertaking considered as a whole may ultimately result in a loss; quantities are insufficient to yield a return in excess of operating costs unless those quantities, not considering the costs of transportation and marketing, will produce sufficient revenue to induce a prudent operator to produce those quantities; and

(7)

"reworking operations" means all operations designed to secure, restore or improve production through some use of a hole previously drilled, including, but not limited to, mechanical or chemical treatment of any horizon, plugging back to test higher strata, etc.;

(8)

"Trust Authority" means the Alaska Mental Health Trust Authority, a public corporation within the Alaska Department of Revenue under AS 47.30.011, et seq., as established by Chapter 66, Session Laws of Alaska, 1991, in order to implement the state's obligation as trustee of the trust established by the Alaska Mental Health Enabling Act of 1956, P.L. 84-830, 70 Stat. 709.

*************************************************************************

Competitive Oil and Gas Lease

Page 22 MHT-9300054

IN WITNESS WHEREOF, the parties hereto have executed this contract effective as of the date above written.

LESSOR:

LESSEE:

State of Alaska

Storm Cat Energy Corporation Department of Natural Resources

Mental Health Trust Land Office

By:

By:

Executive Director

Title:

Mental Health Trust Land Office

STATE OF ALASKA

Third Judicial District

This is to certify that on this

 day of

, 2005, personally
appeared David G. Hanson, known to me to be the Executive Director of the Mental Health Trust Land Office, and who acknowledged to me that he executed the foregoing instrument, on behalf of the Mental Health Trust Land Office, as agent for the Alaska Mental Health Trust Authority, freely and voluntarily and for the purposes therein stated.

Notary Public for the State of Alaska

My Commission expires:

STATE OF ALASKA	) ) ss.
Third Judicial District	)

This is to certify that on this

day of

,

before me

appeared

known to me to be the

of

, and who acknowledged to me that he/she executed the foregoing instrument, on behalf of said corporation, pursuant to its by-laws or a resolution of its board of directors, and for the purposes therein stated.

Notary Public for the State of Alaska

My Commission expires:

Competitive Oil and Gas Lease

Page 23 MHT-9300054

Exhibit A

Section 1	Section 1	640.000
Section 2	Section 2	640.000
Section 3	Section 3	640.000
Section 5 Section 6	Portion in Lot 5 of USS #4643 Portion in Lot 2 of USS #4643	4.970
	Portion in Lot 3 of USS #4643	4.970
Portion in Lot 5 of USS #4643		3.990
Section 9 Section 9		640.000
Section 10 North 1/2 & Southwest 1/4 &North 1/2 of North 1/2 of Southeast 1/4		411.000
South 1/2 of Southeast 1/4 & South 112 of North 1/2 of Southeast 1/4		120.000
Section 11 * See List Below		2.220
Section 12 Portion in Lot 1 of USS #3519		7.370
Portion in Lot 2 of USS #3519		5.260
Portion in Lot 3 of USS #3519		3.040
Lot 12		4.100
	Portion in Lot 21A of USS #3519	4.970
	Portion in Lot 4A of USS #3519	7.000
Section 13	** See List Below	322.040
Section 14	*** See List Below	247.800
Section 15	****See List Below	490.600
Section 16	***** See List Below	598.780

Section 17

Portion in Tr. "B" Plat #81-13 - Palmer

160.130

Portion in Tr. "A" Plat #81-13 - Palmer

160.000

Portion in Tr. "C" Plat #81-13 - Palmer

160.440

Portion in Tr. "C" Plat #81-13 - Palmer

160.050

Section 18

****** See List Below

531.550

Total Acres: 5970.280

* MH Parcels in Section 11 Lot 1	5.000
Lot 2	5.000
Lot 3	5.000
Lot 4	5.000
Lot 11	2.390
Lot 12	2.620
Lot 47	2.570
South 1/2 of Northwest 1/4 of Southwest 1/4 & Southwest 1/4 of Southwest 1/4	60.000
Portion in Lot 6 of USS #3519	1.800
Portion in Lot 14 of USS #3519	2.790
Lot 5	5.000
Lot 6	4.780
Lot 7	5.920
Lot 8	4.750
Lot 14	2.000
Lot 18	3.970
Lot 19	4.510
Lot 20	4.560
Lot 21	6.210
Lot 22	5.000
Lot 23	4.570
Lot 24	3.670
Lot 25	4.450
Lot 26	4.400
Lot 27	3.830
Lot 28	5.540
Lot 29	5.440
Lot 30	5.050
Lot 31	7.140
Lot 32	4.620
Lot 33	2.080
Lot 34	1.960
Lot 35	0.710
Lot 36	1.370
Lot 41	5.000
Lot 42	5.000
Lot 43	5.000
Lot 44	5.000

Lot 45		5.000
Lot 48		5.000
North 1/2 of Northwest 1/4 of Southwest 1/4		20.000
Southwest 114 of Northeast 1/4 of Southwest 1/4		10.000
Northeast 114 of Northwest 1/4 of Northwest 114		10.000
Northeast 1/4 of Northwest 114 of Northeast 114		10.000
Portion in Lot 4A of USS #3519		2.220
	Total:	275.920
**MH Parcels in Section 13 Lot 10		5.000
Lot 11		4.400
Lot 16		5.000
Lot 31		9.010
Lot 32		8.460
East 1/2 of Southeast 1/4 & Northeast 1/4 of Northwest 1/4 of Southeastl/4		90.000
Southeast 1/4 of Southwest 114 of Southwest 1/4		10.000
Lot 19		1.010
Lot 1		7.440
Lot 2		1.460
Lot 3		4.010
Lot 4		9.820
Lot 8		4.340
Lot 12		6.130
Lot 13		6.510
Lot 14		2.500
Lot 15		5.000
Lot 17		4.980
Lot 18		4.980
Lot 20		0.780
Lot 21		1.210
NE1/4NE1/4NE1/4 & S1/2NE1/4NEI/4 & W1/2NWI/4NE1/4 & S1/2NEI/4		130.000
	Total:	322.040
*** MH Parcels in Section 14 Lot 2		2.500
Lot 8		3.770
Lot 11		5.000
Lot 12		1.240
Lot 13		2.490
Lot 14		1.830
Lot 15		5.890
Lot 16		4.660
Lot 44		9.390
Lot 45		5.610
Lot 46		7.800
Lot 47		2.140
West 1/2 of Northwest 114		80.000
Lot 26		3.680
Lot 28		4.720
Lot 29		4.890

Lot 30		3.990
Lot 33		1.920
Lot 39		5.000
Lot 40		4.310
Lot 41		3.340
Lot 43		5.000
Southeast 1/4 of Southeast 1/4 of Southwest 1/4 & Southwest 1/4 of Southeast 1/4		50.000
Portion in Lot 8 of USS #3520		3.700
Portion in Lot 15 of USS #3520		4.470
Lot 10		5.000
Lot 27		4.400
Lot 38		1.000
Lot 42		5.960
	Total:	247.800
**** MH Parcels in Section 15 Portion in Lot 2 of USS #4644		4.990
Portion in Lot 3 of USS #4644		4.990
Portion in Lot 4 of USS #4644		5.000
Portion in Lot 5 of USS #4644		4.580
Portion in Lot 6 of USS #4644		3.140
Portion in Lot 7 of USG #4G44		1.140
Portion in Tr. "A" Plat #81-13 - Palmer		160.230
Portion in Tr. "A" of ASLS #900162 - Plat #92-28-Palmer		4.400
Portion in Tr. "B" of ASLS #900162-Plat #S2-2D-Palmer		4.780
Portion in Tr. "B" Plat #81-13-Palmer -EXCLUDING Tr. "A" and Tr. “B” of asls #900162		112.230
Portion in Tr. "C" Plat #81-13 - Palmer		10.400
No Deed Reference & No Property Description		0.000
Portion in Tr. "D" Plat #81-13-Palmer -EXCLUDING Tr. “A” and Tr. “B” of #900162		151.510
No Deed Reference & No Property Description		0.000
No Deed Reference & No Property Description		0.000
Portion in Tr.”E" Plat #81-13-Palmer		23210
No Deed Reference & No Property Description		0.000
No Deed Reference & No Property Description		0.000
	Total:	490.600
***** MH Parcels in Section 16 Portion in Tr. "A" Plat #81-13 - Palmer		155.470
No Deed Reference & No Property Description		0.000
No Deed Reference & No Property Description		0.000
No Deed Reference & No Property Description		0.000
Portion in Tr. "B" Plat #81-13 - Palmer		159.980
Portion in Tr. "C" Plat #81-13 - Palmer		159.970
Portion in Tr. "D" Plat #81-13 - Palmer		108.670
Portion in Tr. "E" Plat #81-13 - Palmer		14.690
	Total:	598.780
******MH Parcels in Section 18 Portion in Tr. "A" Plat #81-13 - Palmer		42.240
Portion in Tr. "B" Plat #81-13 - Palmer		87.260

Portion in Tr. "C" Plat #81-13-Palmer		59.230
Portion in Tr. "F" Plat #81-13 - Palmer		103.760
Portion in Tr. "D" Plat#81-13 - Palmer- EXCLUDING Little Susitna River		79.000
Portion in Tr. "E" Plat #81-13 - Palmer		160.060
	Total:	531.550

Exhibit B Tract 29

Schedule 1

Mitigation Measures and Lessee Advisories Mitigation Measures

Hereafter, wherever abbreviations are used they mean: Alaska Coastal Management Program (ACMP), Alaska Department of Environmental Conservation (ADEC), Alaska Department of Fish and Game (ADF&G), Alaska Department of Natural Resources (ADNR), Alaska Oil and Gas Conservation Commission (AOGCC), Areas Meriting Special Attention (AMSA), Division of Forestry (DOF), Division of Land (DL), Division of Oil and Gas (DO&G), Division of Parks and Outdoor Recreation (DPOR), Division of Mining and Water Management (DMWM), Kenai Peninsula Borough (KPB), Municipality of Anchorage (MOA), Matanuska-Susitna Borough (MSB), State Historic Preservation Officer (SHPO), and U.S. Fish and Wildlife Service (USF&WS).

Lessees are advised that portions of the sale area may be subject to special area permits by ADF&G to protect areas designated by the legislature as state game refuges in AS 16.20.010 -AS 16.20.080.

For those mitigation measures and lessee advisories that are within Lessor's authority, the Lessee may request, and the Lessor may grant, exceptions if compliance with the mitigation measure is not feasible or prudent, or an equal or better alternative is offered. Requests and justifications for exceptions must be included in the initial Plan of Operations when one is required. The decision whether to grant an exception will be based on review of the Plan of Operations by the Lessor. Mitigation measures subject to exceptions are noted with an asterisk (*), followed by the initials of the agency that must be consulted in any decision to grant an exception where that agency has specific authority. Critical habitat areas and state game refuges are jointly managed by ADNR and ADF&G; exceptions to mitigation measures in these areas must be agreed to by both agencies and the Lessor, if Trust land is involved. Agency abbreviations are: ADF&G (Alaska Department of Fish and Game), ADEC (Alaska Department of Environmental Conservation), DL (Division of Lands) and DOF (Division of Forestry).

Except as indicated, the restrictions listed below do not apply to geophysical activity on Trust land; geophysical exploration will be governed by Lessor.

Note that, in addition to the mitigation measures listed, lessees must comply with all applicable local, state, and federal codes, statutes, and regulations, and any subsequent amendments. Further, additional project-specific mitigation measures may be imposed if and when oil and gas lessees submit proposed plans of exploration, operation, or development.

The following mitigation measures and advisories will be imposed on oil and gas activities on all Trust lands that are leased, as a condition of the approval of plans of operation. If units are formed with leases issued under different mitigation measures, the most recent measures will most likely be applied to the whole unit.

Schedule 1

General

1.

Oil and hazardous substance pollution control: In addition to addressing the prevention, detection, and cleanup of releases of oil, contingency plans (C-Plans) for oil and gas extraction operations should include, but not be limited to, methods for detecting, responding to, and controlling blowouts; the location and identification of oil spill cleanup equipment; the location and availability of suitable alternative drilling equipment; and a plan of operations to mobilize and drill a relief well.

2.

Use of explosives will be prohibited in open water areas of fish bearing streams and lakes. Explosives must not be detonated beneath, or in close proximity to fish bearing streams and lakes if the detonation of the explosive produces a pressure rise in the water body greater than 2.5 pounds per square inch (psi) unless the water body, including its substrate, is solidly frozen.

Explosives must not produce a peak particle velocity greater than 0.5 inches per second (ips) in a spawning bed during the early stages of egg incubation. The minimum acceptable offset from fish bearing streams and lakes for various size buried charges is:

Charge Weight	Distance from Stream
1 pound charge	37 feet (11.2 m)
2 pound charge	52 feet (15.8 m)
5 pound charge	82 feet (25.0 m)
10 pound charge	116 feet (35.4 m)
25 pound charge	184 feet (50.1 m)
100 pound charge	368 feet (112.2 m)

There are numerous fish bearing streams and lakes within the sale area. Specific information on the location of these water bodies may be obtained by contacting ADF&G.

3.*

Onshore exploration activities must be supported by air service, an existing road system or port facility, ice roads, or by vehicles which do not cause significant damage to the ground surface or vegetation. Unrestricted surface travel may be permitted by the Lessor, if an emergency condition exists.

Construction of temporary roads may be allowed. Temporary means that a road must be removed to the extent that it is rendered impassable or is otherwise rehabilitated in a manner such that any placed gravel remaining approximates surrounding natural features. Construction of permanent roads will be prohibited during the exploration phase.

Schedule 1

4.

a.

Removal of water from fish bearing rivers, streams, and natural lakes shall be subject to prior written approval by DMWM and ADF&G.

b.

Compaction or removal of snow cover overlying fish bearing water bodies will be prohibited except for approved crossings. If ice thickness is not sufficient to facilitate a crossing, ice and/or snow bridges may be required.

5.

Water intake pipes used to remove water from fish bearing water bodies must be surrounded by a screened enclosure to prevent fish entrainment and impingement. Screen mesh size shall not exceed 0.04 inches unless another size has been approved by ADF&G. The maximum water velocity at the surface of the screen enclosure may be no greater than 0.1 foot per second.

Facilities and Structures

6.    a.

The siting of onshore facilities, other than docks, or road and pipeline crossings, will be prohibited within 500 feet of all fish bearing streams and lakes. Additionally, siting of facilities will be prohibited within one-half mile of the banks of Harriet, Alexander, Lake, Deep and Stariski creeks, and the Drift, Big, Kustatan, McArthur, Chuitna, Theodore, Beluga, Susitna, Little Susitna, Kenai, Kasilof, Ninilchik and Anchor rivers. New facilities may be sited within the one-half mile buffer if the lessee demonstrates that the alternate location is environmentally preferable, but in no instance will a facility be located within one-quarter mile of the riverbank. ADF&G concurrence will be required for siting within the one-half mile buffer. Road and pipeline crossings must be aligned perpendicular or near perpendicular to watercourses.

b.

Lessees will minimize sight and sound impacts for new facilities sited less than one-half mile from river banks and in areas of high recreational use by (1) providing natural buffers and screening to conceal facilities; (2) conducting exploration operations between October 1 and April 30; and (3) using alternative techniques to minimize impacts.

c.

A fresh water aquifer monitoring well with quarterly water quality monitoring should be required down gradient of a permanent storage facility unless alternative acceptable technology is approved by ADEC.

d.

Surface entry will be prohibited in parcels that are within the Kenai River Special Management Area (KRMSA).

e.

Lessees are prohibited from placing drilling rigs and lease related facilities and structures within an area near the Kenai River composed of Sections 6 and 7 in T5N, R10W and Section 31 in T6N, l0W.

7.

The siting of new facilities in key wetlands and sensitive habitat areas should be limited to the extent possible.  If facilities are to be located within these areas, the lessee should demonstrate to the satisfaction of the Lessor that impacts are minimized through appropriate mitigation measures.

Schedule 1

8.

*

Measures will be taken by Lessee to minimize the impact of industrial development on key wetlands. Key wetlands are those wetlands that are important to fish, waterfowl, and shorebirds because of their high value or scarcity in the region or that have been determined to function at a high level using the hydro geomorphic approach. Lessees must identify on a map or aerial photograph the largest surface area, including reasonably foreseeable future expansion areas, within which a facility is to be sited, or an activity will occur. The map or photograph must accompany the plan of operations. Lessee will consult with ADF&G and ADEC to identify the least sensitive areas within the area of interest. To minimize impacts, the lessee must avoid siting facilities in the identified sensitive habitat areas. *Exception - ADF&G, ADEC.

9.*

Impermeable lining and diking, or equivalent measures such as double-walled tanks, will be required for onshore oil storage facilities (with a total above ground storage capacity greater than 1,320 gallons, provided no single tank capacity exceeds 660 gal) and for sewage ponds. Lessee shall consult with appropriate agencies to determine if additional site-specific measures may be required for proposed storage facilities.

Buffer zones of not less than 500 feet will be required to separate onshore oil storage facilities and sewage ponds from marine waters and freshwater supplies, streams and lakes, and key wetlands. Sumps and reserve pits must be impermeable and otherwise fully contained through diking or other means. *Exception - ADF&G, ADEC.

l0.*

With the exception of drill pads, airstrips, and roads permitted under Term 3, exploration facilities must be consolidated, temporary, and must not be constructed of gravel. Use of abandoned gravel structures may be permitted on an individual basis.

11.

a.

Wherever possible, onshore pipelines must utilize existing transportation corridors and be buried where soil and geophysical conditions permit. In areas where pipelines must be placed above ground, pipelines must be sited, designed and constructed to allow free movement of moose and caribou.

b.

Offshore pipelines must be located and constructed to prevent obstructions to marine navigation and fishing operations.

c.

Pipelines must be located upslope of roadways and construction pads and must be designed to facilitate the containment and cleanup of spilled hydrocarbons.  Pipelines, flow lines, and gathering lines must be designed and constructed to assure integrity against climatic conditions, tides and currents, and other geophysical hazards.

Local Hire

12.

To the extent they are available and qualified; the lessee is encouraged to employ local and Alaska residents and contractors for work performed on the leased area. Lessees shall submit, as part of the plan of operations, a proposal detailing the means by which the lessee will comply with the measure. The proposal must include a description of the operator's plans for partnering with local communities to recruit and hire local and Alaska residents and

Schedule 1

contractors. The lessee is encouraged, in formulating this proposal, to coordinate with employment services offered by the state of Alaska and local communities and to recruit employees from local communities.

Training

13.

Lessee must include in any plan of exploration or plan of development, a training program for all personnel, including contractors and subcontractors, involved in any activity. The program must be designed to inform each person working on the project of environmental, social, and cultural concerns that relate to the individual's job.

The program must employ effective methods to ensure that personnel understand and use techniques necessary to preserve geological, archeological, and biological resources. In addition, the program must be designed to help personnel increase their sensitivity and understanding of community values, customs, and lifestyles in areas where they will be operating.

Access

14.

a.

Public access to, or use of, the leased area may not be restricted except within 1,500 feet (457 m) or less of onshore drill sites, buildings, and other related structures. Areas of restricted access must be identified in the plan of operations.

b.

No lease facilities or operations may be located so as to block access to or along navigable and public waters as defined at AS 38.05.965(13) and (17).

15.

Lessee will prevent unreasonable conflicts with local subsistence harvests and commercial fishing operations, and will consult with ADF&G and other agencies as necessary to develop measures to avoid such conflicts.

Prehistoric, Historic, and Archeological Sites

16.

a.

Prior to the construction or placement of any structure, road, or facility resulting from exploration, development, or production activities, the lessee must conduct an inventory of prehistoric, historic, and archeological sites within the area affected by an activity. The inventory must include consideration of literature provided by the KPB, MOA, MSB and local residents; documentation of oral history regarding prehistoric and historic uses of such sites; evidence of consultation with the Alaska Heritage Resources Survey and the National Register of Historic Places; and site surveys. The inventory must also include a detailed analysis of the effects that might result from the activity.

b.

The inventory must be submitted to DPOR for review and comment. In the event that a prehistoric, historic, or archeological site or area may be adversely affected by a leasehold activity, the Lessee, after consultation with DPOR and the KPB, MOA or MSB, will take actions as necessary to avoid or minimize the adverse effect.

c.

Discovery of prehistoric, historic, or archaeological objects: In the event any site, structure, or object of prehistoric, historic, or archaeological significance is discovered during leasehold operations, the lessee must immediately report such findings to the Lessor. The lessee must make every reasonable effort to preserve and protect such site, structure, or object from damage until the Lessor, after consultation with the SHPO, has given directions as to its preservation.

Fish Bearing Streams

17.

Under Title 16 of the Alaska Statutes, the measures listed below will be imposed by ADF&G below the ordinary high water mark to protect designated anadromous fish-bearing streams. Similar provisions may be imposed by the Lessor to protect non-anadromous fish bearing streams. Specific information on the location of anadromous water bodies in and near the area may be obtained from ADF&G.

a.

Alteration of riverbanks will be prohibited.

b.

Operation of equipment within riparian habitats will be prohibited.

c.

The operation of equipment, excluding boats, in open water areas of rivers and streams will be prohibited.

d.

Bridges or non-bottom founded structures will be required for crossing fish spawning and important rearing habitats. In areas where culverts are used, they must be designed, installed, and maintained to provide efficient passage of fish.

Waste Disposal

18.

Solid waste disposal:

a.

Solid waste generated from the development and/or operation of the lease areas shall be reduced, reused, or recycled to the maximum extent practicable. Garbage and domestic combustible refuse must be incinerated where appropriate. Remaining solid waste shall be taken to an approved disposal site, in accordance with 18 AAC 60.

b.

New solid waste disposal sites will not be approved or located on Trust land during the exploratory phase. Exceptions may be provided for drilling waste if the facility will comply with the applicable provisions of 18 AAC 60.

c.

The preferred method for disposal of muds and cuttings from oil and gas activities is by underground injection. Injection of non-hazardous oilfield wastes generated during development is regulated by AOGCC through its Underground Injection Control (UIC) Program for oil and gas wells.

d.

Discharge of drilling muds and cuttings into lakes, streams, rivers, and high value wetlands is prohibited. Surface discharge of drilling muds and cuttings into reserve pits

Schedule I

shall be allowed only when it is determined that underground injection is not technically achievable. A solid waste disposal permit must be obtained from ADEC. If use of a reserve pit is proposed, the operator must demonstrate the advantages of a reserve pit over other disposal methods, and describe methods to be employed to reduce the disposed volume. On-pad temporary cuttings storage will be allowed as necessary to facilitate annular injection and/or backhaul operations in accordance with ADEC solid waste regulations 18 AAC 60.

19.

Wastewater disposal:

a.

Unless authorized by NPDES and/or state permit, disposal of wastewater into freshwater bodies, inter-tidal areas, or estuarine waters is prohibited.

b.

Disposal of produced waters to freshwater bodies, inter-tidal areas, and estuarine waters is prohibited.

c.

Disposal of produced waters in upland areas, including wetlands, will be by subsurface disposal techniques.

d.

Surface discharge of reserve pit fluids will be prohibited unless authorized in a permit issued by AOGCC and approved by the Lessor.

Gravel Mining

20.

Gravel mining within an active floodplain will be prohibited. Upland sites will be restricted to the minimum necessary to develop the field in an efficient manner.

Special Areas

21.

Management of legislatively designated state game refuges and critical habitat areas is the co-responsibility of ADF&G (AS 16.20.050-060) and ADNR (AS 38.05.027). For activities occurring within a refuge or critical habitat area, the lessee will be required to obtain permits from both ADNR and ADF&G.

Five state game refuges (SGR) and four critical habitat areas (CHA) are located within, partially within, or within the vicinity of the sale area: The Goose Bay SGR, Palmer Hay Flats SGR, Anchorage Coastal Wildlife Refuge, Susitna Flats SGR, Trading Bay SGR, Redoubt Bay CHA, Kalgin Island CHA, Clam Gulch CHA, and Anchor River and Fritz Creek CHA.

Operations within these refuges must comply with the terms and conditions of the sale, the regulations contained in 5 AAC 95, and the requirements applicable to special area management plans.

a.

Surface entry for drilling and above ground lease-related facilities and structures will be prohibited within the Palmer Hay Flats SGR, Anchorage Coastal Wildlife Refuge, Clam Gulch CHA, Anchor River and Fritz Creek CHA, within the core Tule goose and

Schedule 1

trumpeter swan nesting and molting corridors along the Big, Kustatan, and McArthur rivers in the Trading Bay SGR and Redoubt Bay CHA, and on tidelands and wetlands in the Goose Bay SGR and Kalgin Island CHA, and within the primary shorebird area in the Susitna Flats SGR, Trading Bay SGR, and Redoubt Bay CHA. Surface entry may be allowed on uplands within the Goose Bay SGR and Kalgin Island CHA; and surface entry for seismic surveys and similar temporary activities may be allowed in all of these areas, consistent with the Special Area regulations and applicable Special Area management plans. Directional drilling from adjacent sites may be allowed.

b.

Exploration, development, and major maintenance within important Tule goose and trumpeter swan habitat in Trading Bay SGR, the Redoubt Bay CHA, and the Susitna Flats SGR, and the primary waterfowl area above mean high tide within the Susitna Flats SGR and Trading Bay SGR will be allowed only between November 1 and March 31, unless an extension is approved by ADF&G and Lessor. Routine maintenance and emergency repairs will be permitted on a year-round basis during the production phase. A detailed plan describing routine maintenance activities to be conducted between April 1 and October 31 must be submitted to ADF&G and Lessor for review and approval.

c.

Gravel pads and wellheads are the only above ground structures that will be allowed within the primary waterfowl areas above mean high tide in the Susitna Flats SGR and the Trading Bay SGR and important Tule goose and trumpeter swan habitat in the Trading Bay SGR, Redoubt Bay CHA. and Susitna Flats SGR.

Construction activities within a refuge must utilize the best available technology to minimize the visual, biological, and physical impacts of these structures and must be approved in writing by Lessor and other agencies as applicable.

d.

Surface discharge of produced waters will be prohibited, unless authorized by the appropriate state or federal agency, and with the approval of the Lessor.

e.

Disposal of drilling muds and cuttings will be allowed only at upland sites approved by the Lessor.

f.

Facilities must be designed and constructed to prevent the spill and spread of hydrocarbons and to facilitate cleanup efforts.

g.

Facilities must be designed to minimize the possibility of spills or fires resulting from vandalism or hunting accidents.

h.

Upon abandonment or expiration of a lease, all facilities must be removed and the sites rehabilitated to the satisfaction of the Lessor and ADF&G. The departments may determine that it is in the best interest of the public to retain some or all of the facilities. Rehabilitation requirements will be identified in a Habitat Special Area Permit (AS 16.20.060 and/or AS 16.20.530).

Schedule 1

i.

Gravel roads will not be allowed during exploration unless an exception is granted as provided above.

j.

Public access to, or use of, the leased area may not be restricted except within the immediate vicinity of onshore drill sites, buildings, and other related structures. Areas of restricted access must be identified in the plan of operations. No lease facilities or operations may be located so as to block access to or along navigable and public waters as defined at AS 38.05.965(13) and (17).

22.*

Surface entry will be prohibited within one-quarter mile of trumpeter swan nesting sites between April 1 through August 31. The siting of permanent facilities, including roads, material sites, storage areas, power lines, and above-ground pipelines will be prohibited within one-quarter mile of known nesting sites. Trumpeter swan nesting sites will be identified by ADF&G at the request of the lessee. *Exception - ADF&G.

23.

Surface entry into the critical waterfowl habitat along the Kasilof River is prohibited. Directional drilling from adjacent sites may be allowed.

If the lessee discovers a previously unreported active or inactive bald eagle nest site, the lessee must immediately report the nest location to the appropriate agency. Lessees are advised that oil and gas activities likely to disturb nesting eagles are subject to the provisions of the Bald Eagle Act of 1940, as amended.

Permanent facilities may be prohibited within one-quarter mile and will be prohibited within 500 feet of nests, active or inactive. Surface entry, fixed wing aircraft flights below 500 vertical feet, and helicopter flights below 1,500 vertical feet will be prohibited within 500 feet of active nests between April 1 and August 31. Human safety shall take precedence over this provision.

Temporary activities within 500 feet of nesting sites may be allowed between September 1 and March 31 if they will not alter bald eagle habitat.

Maps identifying documented nest sites will be made available by ADF&G, upon request.

25.

For projects in close proximity to areas frequented by bears, lessees are encouraged to prepare and implement bear interaction plans to minimize conflicts between bears and humans. These plans could include measures to: (a) minimize attraction of bears to drill sites; (b) organize layout of buildings and work areas to minimize human/bear interactions; (c) warn personnel of bears near or on drill sites and the proper procedures to take; (d) if authorized, deter bears from the drill site; (e) provide contingencies in the event bears do not leave the site; (f) discuss proper storage and disposal of materials that may be toxic to bears; and (g) provide a systematic record of bears on site and in the immediate area.

   26.

Prior to commencement of any activities, lessees shall confirm the locations of den sites that are actually occupied in the season of the proposed work with the Division of Wildlife Conservation, DF&G, based on data provided by DF&G. Exploration and development activities, begun between November 15 and March 31, will not be conducted within one-half

Schedule 1

mile of occupied brown bear dens, unless alternative mitigation measures are approved by DF&G. Occupied dens not previously identified by DF&G that are encountered in the field must be reported to the Division of Wildlife Conservation, DF&G, within 24 hours. Mobile activities shall avoid such dens by one-half mile unless alternative mitigation measures are approved by DO&G with concurrence from DF&G. Non-mobile facilities will not be required to be relocated.

27.

To avoid possible adverse impacts to Kenai Peninsula brown bears, exploration activities will be allowed only between November 15 and March 31 within the brown bear movement corridors around Skilak Lake, Tustemena Lake, and along the upper Anchor River drainage.

28.

The following measures will be required to minimize impacts on the Kenai Lowlands Caribou Herd:

a.

Surface entry within the core caribou calving area is prohibited, except that surface entry for seismic exploration will be allowed from October 16 to March 31.

b.

Exploration and development activities will be restricted or prohibited between April 1 And October 15 within the core caribou summer habitat, except that maintenance and operation of production wells will be allowed year-round. Permanent roads, or facilities other than production wells, will also be restricted or prohibited within this area. Facilities within the core caribou summer habitat that required year-round access must be located in forested areas, where practical. *Exception- ADF&G.

c.

Pipelines must be buried within the core caribou summer habitat. * Exception-ADF&G

29.

Lessees must disclose any requests for exceptions to these mitigation measures and advisories in their plans of operation and applicable permit applications.

30.

Plans of operation submitted for review and approval must describe the lessee's efforts to communicate with local communities, and interested local community groups, if any, in the development of such plans.

31.

Lessees must submit a plan of operations to the Lessor for approval as required by Section 6 of the Lease. Plans of operation must describe the lessee's efforts to minimize impacts on residential areas and privately owned surface lands.

Schedule 1

Lessee Advisories

1.

The use of explosives for seismic activities with a velocity of greater than 3,000 feet per second in marine waters is prohibited.

2.

Lessees must include in their seismic permit applications a plan for notifying the public of their activities.

3.

Forest clearing for seismic activity must be approved by the Lessor, after consultation with DOF and ADF&G.

4.

Aircraft flying over the Goose Bay SGR and the Palmer Hay Flats SGR, the primary waterfowl habitat above mean high tide within the Susitna Flats SGR and Trading Bay SGR, and the core Tule goose and trumpeter swan molting and nesting corridors in Trading Bay SGR and Redoubt Bay CHA must maintain a minimum altitude of 1,500 feet above ground level or a horizontal distance of one mile from April 1 to October 31. Human safety will take precedence over this provision.

 6.

Aircraft flying over the primary shorebird habitat within the Susitna Flats SGR, Trading Bay SGR, and Redoubt Bay CHA must maintain a minimum altitude of 1,500 feet above ground level or a horizontal distance of one mile.

7.

In populated areas where there is no local planning and zoning, Lessor may require during approval of plans of operation that permanent structures be designed to be compatible with the aesthetics of the surrounding area.

8.

To endure sufficient vegetative cover in Kenai Peninsula brown bear feeding concentration areas, lessees may be required to locate exploration and development facilities beyond the 500 foot buffer along anadromous fish bearing streams. This requirement will be considered during review of site-specific plans of operation.

9.

If data indicates that brown bear movement will be hindered by development and production activities, lessees may be required to locate facilities outside of the Kenai Peninsula brown bear movement corridors around Skilak Lake, Tustemena Lake, and along the upper Anchor River drainage. This requirement will be considered during review of site-specific plans of operations.

**********************************************************************

STATE OF ALASKA
DEPARTMENT OF NATURAL RESOURCES
MENTAL HEALTH TRUST LAND OFFICE

718 "L" Street. Suite 202 Anchorage, Alaska 99501

MEMORANDUM OF OIL AND GAS LEASE

Record this document in the

Palmer Recording District.

MHT No. 9300054

The Alaska Mental Health Trust Authority, through its agent, the Mental Health Trust Land Office, hereby gives notice of the following unrecorded Oil and Gas Lease, serialized as MHT 9300054.

Said Lease is made by and between the State of Alaska, Department of Natural Resources, Mental Health Trust Land Office, 718 L Street, Suite 202, Anchorage, Alaska 99501 ("Lessor") as agent for and on behalf of the Alaska Mental Health Trust Authority ("Trust Authority") and Storm Cat Energy Corporation, Suite 430-580 Hornby Street, Vancouver, British Columbia V6C 3B6. ("Lessee"). Said Lease is made effective as of

, 2005.

The Leased Area is located in the State of Alaska, Palmer Recording District, Third Judicial District, and more particularly described as follows:

TRACT 29; See attached Exhibit "A"

Said lease is issued for an initial primary term of five (5) years from the Effective Date. Extension of said Lease is governed by Paragraph (a), below.

(a)

Extension

(1)

Said Lease shall be extended automatically if and for so long as oil or gas is produced in paying quantities from the Leased Area.

(2)

Said Lease shall be extended automatically if it is committed to a unit agreement approved or consented to by Lessor and will remain in effect for so long as it remains committed to such unit agreement.

(3)

(A)

If the drilling of a well whose bottom hole location is in the Leased Area has commenced as of the date on which said Lease otherwise would expire and such drilling is continued with reasonable diligence, said Lease shall continue in effect until ninety (90) days after cessation of that drilling and for so long thereafter as oil or gas is produced in paying quantities from the Leased Area.

(B)

In the event that the Lease is extended as described above based solely on the development and production of coal bed methane, lease rights will terminate with respect to the development and production of oil, gas. and associated substances other than coal bed methane that may be located within the Leased Area.

(C)

If oil or gas in paying quantities is produced from the Leased Area, and if that production ceases at any time, said Lease shall not terminate if drilling or reworking operations are commenced on the Leased Area within six (6) months after cessation of production and such operations are prosecuted with reasonable diligence; if those drilling or reworking operations result in the production of oil or gas, said Lease shall remain in effect for so long as oil or gas is produced in paying quantities from the Leased Area.

(4)

If there is a well capable of producing oil or gas in paying quantities on the Leased Area, said Lease shall not expire because Lessee fails to produce that oil or gas unless Lessor gives notice to Lessee, allowing a reasonable time, which shall not be less than six months after notice, to place the well into production, and Lessee fails to do so. If production is established within the time allowed, said Lease shall remain in effect for so long as oil or gas is produced in paying quantities from the Leased Area.

(5)

If Lessor directs or approves in writing a suspension of all operations on or production from the Leased Area (except for a suspension necessitated by Lessee's negligence or willful misconduct), or if a suspension of all operations on or production from the Leased Area has been ordered under federal, state or local law, Lessee's obligation to comply with any express or implied provision of said Lease requiring operations or production shall be suspended, but not voided, and Lessee shall not be liable for damages for failure to comply with that provision. If the suspension occurs before the expiration of the primary term, the primary term shall be extended at the end of the period of the suspension by adding the period of time lost under the primary term because of the suspension. If the suspension occurs during an extension of the primary tern under this paragraph, upon removal of that suspension, Lessee shall have a reasonable time, which shall not be less than six months after notice that the suspension has been lifted, to resume operations or production. Any suspension of operations or production specifically required or imposed as a teen of sale or by any stipulation made a part of said Lease shall not be considered a suspension ordered by law.

(6)

If Lessor determines that Lessee has been prevented by force majeure, after diligent efforts made in good faith, from performing any act that would extend said Lease beyond the primary term, said Lease shall not expire during the period of force majeure. If the event of force majeure occurs before the expiration of the primary tenn, the primary term shall be extended at the end of the period of force majeure by adding the period of time lost under the primary term because of the force majeure. If the event of force majeure occurs during an extension of the primary teen under this Paragraph said Lease shall not expire during the period of force majeure plus a reasonable time after that period, which shall not be less than sixty (60) days, for Lessee to resume operations or production.

(7)

Nothing in Paragraphs (a)(5) or (a)(6) above shall suspend Lessee's obligation to pay royalties or other production or profit-based payments to Lessor from operations on the Leased Area that are not affected by any suspension or force majeure, or shall suspend Lessee's obligation to pay rentals.

(8)

If, in the case of the development of coal bed methane, a well has been completed within the primary term and the well is being dewatered in a diligent manner in order to achieve production, and the dewatering process extends beyond the primary term before production is achieved, said Lease will, subject to Paragraph (a)(3)(B) above, remain in effect until ninety (90) days after completion of the dewatering operation and for so long thereafter as coal bed methane is produced in paying quantities from the Leased Area.

The Leased Area is subject to all the teens and conditions of said Lease, reference to which may be made for a complete statement of rights and obligations of Lessor and Lessee. Should there be any discrepancy between this Memorandum of Oil and Gas Lease and the Lease, the Lease shall control.

IN WITNESS WHEREOF, the parties hereto have executed, delivered, and accepted this Memorandum of Oil and Gas Lease as of the date written below.

Dated this

day of

, 2005

LESSOR

LESSEE

Alaska Mental Health Trust Authority,

Storm Cat Energy Corporation through its agent, the Mental Health

Trust Land Office

By:

     By:

Title:

Executive Director

      Title:

STATE OF ALASKA

)

)ss.

THIRD JUDICIAL DISTRICT

)

The Foregoing Instrument was acknowledged before me by

Executive Director of and on behalf of the State of Alaska, Department of Natural Resources

Mental Health Trust Land Office on this

day of

, 2005.

Notary Public for the State of Alaska

My Commission expires:

STATE OF ALASKA	) )ss.
THIRD JUDICIAL DISTRICT	)

The Foregoing Instrument was acknowledged before me by

the

of

, a

Corporation on behalf of the Corporation on this

day of

, 2005.

Notary Public for the State of Texas

My Commission expires:

Return to: Trust Land Office 718 "L" Street. Suite 202

Anchorage, AK 99501

Exhibit A Tract 29

T. 17 N., R. 4 W., S.M.
Section 1	Section 1	640.000
Section 2	Section 2	640.000
Section 3	Section 3	640.000
Section 6 Section 6	Portion in Lot 5 of USS #4643 Portion in Lot 2 of USS #4643	4.970
	Portion in Lot 3 of USS #4643	4.970
	Portion in Lot 5 of USS #4643	3.990
Section 9	Section 9	640.000
Section 10	North 1/2 &Gouthweot 1/4 & North 1/2 of North 1/2 of Southeas1/4	411.000
	South 1/2 of Southeast 1/4 & South 1/2 of North 1/2 of Southeast 1/4	120.000
Section 11	* See List Below	2.220
Section 12	Portion in Lot I of USS #3519	7.370
	Portion in Lot 2 of USS#3518	5.260
	Portion in Lot 3 of USS #3519	3.040
	Lot 12	4.100
	Portion in Lot 21A of USS #3519	4.970
	Portion in Lot 4A of USS #3519	7.000
Section 13	** See List Below	322.040
Section 14	°** See List Below	247.800
Section 15	**** See List Below	490.600
Section 16	***** See List Below	598.780

Section 17
Portion in Ti. 'B" Plat #81-13-Palmer	160.130
Portion in Tr. "A" Plat #81-13 – Palmer	160.000
Portion in Tr. "C" Plat #81-13 – Palmer	160.440
Portion in Tr. "C" Plat #81-13 - Palmer 160.050
Section 18
****** See List Below 531.550
Total Acres: 5970.280
* MH Parcels in Section 11
Lot 1 5.000
Lot 2 5.000
Lot 3 5.000
Lot 4 5.000
Lot 11 2.390
Lot 12 2.620
Lot 47 2.570
South 112 of Northwest 1/4 of Southwest 1/4 & Southwest 1/4 of Southwest 1/4 60.000
Portion in Lot 6 of USS #3519 1.800
Portion in Lot 14 of USS #3519 3.790
Lot 5	5.000
Lot 6	4.780
Lot 7	5.920
Lot 8	4.750
Lot 14	2.000
Lot 18	3.970
Lot 19	4.510
Lot 20	4.560
Lot 21	6.210
Lot 22	5.000
Lot 23	4.570
Lot 24	3.670
Lot 25	4.450
Lot 26	4.400
Lot27	3.830
Lot 28	5.540
Lot 29	5.440
Lot 30	5.050
Lot 31	7.140
Lot 32	4.620
Lot 33	2.080
Lot 34	1.960
Lot 35	0.710
Lot 36	1.370
Lot 41	5.000
Lot 42	5.000
Lot 43	5.000
Lot 44	5.000

Lot 45 Lot 48

North 1/2 of Northwest 1/4 of Southwest 1/4

Southwest 1 /4 of Northeast 1/4 of Southwest 1 /4

Northeast 1/4 of Northwest 1/4 of Northwest 114

Northeast 1/4 of Northwest 1/4 of Northeast 1/4

Portion in Lot 4A of USS #3519

**  MH Parcels in Section 13

Lot  10

Lot  11

Lot  16

Lot  31

Lot  32

East 1/2 of Southeast 1/4 & Northeast 1/4 of Northwest 1/4 of Southeast 1/4 Southeast 1 /4 of Southwest 1 /4 of Southwest 1 /4

Lot   19

Lot   1

Lot   2

Lot   3

Lot   4

Lot   8

Lot  12 Lot  13 Lot  14 Lot  15 Lot  17 Lot  18 Lot  20 Lot  21

NE1/4NE1/4NE1/4 & S1/2NE1/4NE1/4 & W1/2NW1/4NEI/4 & S1/2NE1/4

*** MH Parcels in Section 14

Lot  2 Lot  8 Lot  11 Lot  12 Lot  13 Lot  14 Lot  15 Lot  16 Lot  44 Lot  45 Lot  46 Lot  47

West 1 /2 of Northwest 1 /4

Lot 26 Lot 28 Lot   29

5.000
5.000
20.000
10.000
10.000
10.000
2.220
Total: 275.920

5.000
4.400
5.000
9.010
8.460
90.000
10.000
1.010
7.440
1.460
4.010
9.820
4.340
6.130
6.510
2.500
5.000
4.980
4.980
0.780
1.210
130.000
Total: 322.040

2.500 3.770 5.000 1.240 2.490 1.830 5.890 4.660 9.390 5.610 7.800 2.140

80.000 3.680 4.720 4.890

Lot 30

3.990

Lot 33

1.920

Lot 39

5.000

Lot 40

4.310

Lot 41

3.340

Lot 43

5.000

Southeast 1/4 of Southeast 1/4 of Southwest 1/4 & Southwest 1/4 of Southeast 1/4

50.008

Portion in Lot 8 of USS #3520

3.700

Portion in Lot 15 of USS #3530

4.470

Lot 9

4.100

Lot 10

5.000

Lot 27

4.400

Lot 38

1.000

Lot 42

5.960
Total: 247.800

**** MH Parcels in Section 15

Portion in Lot 2 of USS #4644

4.990

Portion in Lot 3ofU38#4844

4.090

Portion in Lot 4 of USS #4644

5.000

Portion in Lot 5 of USS #4644

4.580

Portion in Lot 6 of USS #4644

3.140

Portion in Lot 7 of U8S#4644

1.140

Portion in Tr. "A" Plat #81-13 - Palmer

160.230

Portion inTc.A^ofASLG#8U0182'Plat #02'28-Palmer

4400

Portion in Tr. "B^ofASLS#S0O1G2 -Plat #Q2-2O'Palmer

4.780
Portion in Tr. "B" Plat #81-13-Palmer -EXCLUDING Tr'&^andTc^B^ofms!e#$08162 112.230

Portion in Tr. "C" Plat #81-13 - Palmer

10.400

No Deed Reference & No Property Description

0.000
Portion in Tr. "D" Plat #81-13-Palmer -EXCLUDING Tr. 'A"andTr. "B^mfaaIm#9O0i62 151.510

No Deed Reference & No Property Description

0.000

No Deed Reference & No Property Description

0.000

Portion in Tr. “E” Plat #81 – 13 - Palmer

23.210

No Deed Reference & No Property Description

0.000

No Deed Reference & No Property Description

0.000
Total: 490.600

***** MH Parcels in Section 16

Portion in Tr. "A" Plat #81-13 - Palmer

No Deed Reference & No Property Description No Deed Reference & No Property Description No Deed Reference & No Property Description Portion in Tr. "B" Plat #81-13 - Palmer

Portion in Tr. "C" Plat #81-13 - Palmer

Portion in Tr. "D" Plat #81-13 - Palmer

Portion in Tr. "E" Plat #81-13 - Palmer

****** MH Parcels in Section 18

Portion in Tr. "A" Plat #81-13 - Palmer Portion in Tr. "B" Plat #81-13 - Palmer

Portion in Tr. "C" Plat #81-13 - Palmer		59.230
Portion in Tr. "F" Plat #81-13-Palmer		103.760
Portion in Tr. "D” Plat #81-13-Palmer - EXCLUDING Little Susitna River		70.000
Portion in Tr. "E" Plat #81-13'Palmer		160.060
	Total:	531.550

FEDERAL EXPRESS TRK# 7921 5984 5764

TheTRUST

RETURN RECEIPT REQUESTED

LAND OFFICE

December 15, 2004

AWARD NOTICE

Storm Cat Energy Corporation

Oil and Gas Lease

Attn: Scott Zimmerman

MHT 9300055 Suite 430-580 Hornby Street

Vancouver, British Columbia V6C 3B6

Cash Bonus Bid Accepted
Right to Competitive Oil and Gas Lease Awarded
Additional Bonus Money, Rental and Interest Required

LEASE AWARDED: Tract 30 has been offered in the Alaska Mental Health Trust 2004 Cook Inlet Area Competitive Oil & Gas Lease Sale held November 9, 2004. The highest responsible bid submitted by a qualified bidder has been determined. The above named bidder is hereby awarded the right to said tract.

BID ACCEPTED: The sum of $22,050.21 tendered as the required 20.0% minimum deposit to the total cash bonus bid of $64,512.90, is hereby accepted.

FILE NUMBER ASSIGNED: This tract has been assigned MHT File Number 9300055. This number must be referenced in any correspondence regarding this lease.

DOCUMENTS DUE TO The Trust Land Office (TLO): Two fully executed lease forms, including mitigation measures, and the required certificate(s) of insurance must be returned within 30 days from receipt of this notice.

Two lease forms, including mitigation measures, are enclosed with this letter. The leases must be executed by the bidder or the bidder's agent, as authorized by instruments included in the bidder's qualification file. Notary acknowledgment of lessee's signature block must be completed on the lease forms in the space provided. Future notices and correspondence regarding this lease will be mailed to the name and address specified in paragraph 11(c)(1). If the notification address is different form the billing address, please include both.

All Certificate(s) of Insurance, as specified in the lease document, must be furnished and must provide for a thirty (30) day prior notice to Lessor of cancellation, non-renewal, or material change of the policies.

Additionally, two originals of a Memorandum of Lease are included in the packet. Sign and complete the notary acknowledgement for this document and return with the above information.

AWARD NOTICE

MHT 9300055

Alaska Mental Health Trust Land Office

718 L Street, Suite 202 Anchorage, Alaska 99501 Tel: 907-269-8658 Fax: 907-269-8905 www.mhtrustland.org

These documents must be received by the TLO, Attention: Mike Franger., 718 L Street, Suite 202, Anchorage, Alaska 99501, within 30 days from receipt of this notice, in accordance with 11 AAC 82.465 and the Instructions to Bidders included in the sale packet. Note that failure to comply with this requirement will result in automatic forfeiture of the deposit to the TLO.

PAYMENTS DUE TO TLO: Payments must be received within 30 days of receipt of this notice, in accordance with 11 AAC 82.465 and the Instructions to Bidders. The following payments are due:

1)   Balance of fixed cash bonus.

2)   Interest on the balance of fixed cash bonus. The interest rate is 1.90% per annum, which is the market interest rate for 90 day U.S. Treasury Bills averaged for the week of November 8, 2004. Interest begins accruing from the day following receipt of the Lease Award Notice and continues accruing up to and including the day payment is made. Please note: Interest calculations should be based on a 365-day year times the actual number of consecutive days that interest is owed, including weekends,. Please remember there is a four-hour time difference between Alaska Standard Time and Eastern Standard Time that may affect the date payment is received.

The formula for calculating the interest due is:

Balance of Bonus x Number of Days x 0.000052 ** = Interest Due

** 0.000052 is the interest rate of 1.90% divided by 365.

3)   Payment due for the first year's annual rental is $1.00 per acre or portion of an acre. (Do not pay interest on this amount.)

Payment for this lease is:

(1)	Balance of +	(2)	Interest on	+ (3)	First year annual	= (4) Total
	cash bonus		balance of		rental (no interest
	bid (not		cash bonus		due on this amount).
	including interest).		bid.
(1)	$42,462.69 +	(2) $		+ (3)	$5812.00	(4) $

METHOD OF PAYMENT: Payment of the required funds may be tendered directly to the Trust Land Office at the following address:

Alaska Mental Health Trust Land Office 718 L Street, Suite 202

 Anchorage, Alaska 99501

All funds must be in U.S. dollars and must be made in cash, or by bank draft, money order, cashier's check, or certified check. All checks, bank drafts, or money orders must be made payable to the Alaska Mental Health Trust Land Office and must reference the Mental Health Trust (MHT) number assigned to each tract.

AWARD NOTICE

MHT 9300055

Payments may also be made by wire transfer of federal funds to:

State Street Bank and Trust Company, Boston, Massachusetts, ABA #011000028, for credit to State of Alaska, General Investment Fund, AY01, Account #00657189, Attention: Kim Chan, Public Funds.

The wire transfer must specify on whose behalf the payment is being made. If possible, bidders should use only one wire transfer for all leases.

Before the wire transfer the successful bidder must deliver to or fax the following information to the State of Alaska, Department of Revenue, Treasury Division, Attention: Bronze Ickes, FAX number (907) 465-4019, and the Mental Health Trust Land Office, Attention: Leann McGinnis, FAX number (907) 269-8905.

1)

The Mental Health Trust Land Office (MHT) number assigned to each tract;

2)

Total amount submitted for each tract and the breakdown showing the balance of cash bonus bid being paid per tract, interest on that balance, and annual rental;

3)

Name(s) of the bidder(s) on whose behalf the funds are being wire transferred;

4)

Originating bank of the wire transfer; and

5)

Total amount of the wire transfer.

ISSUANCE OF LEASE: Upon full compliance with this notice, a lease will be issued. The effective date of the lease will be the first day of the month following the day on which the lease is signed by the Executive Director of the TLO. This date will be noted on the face of the lease; lessee must not enter the effective date.

COMPLIANCE: Failure or refusal by the bidder to comply with any provision of this notice will cause forfeiture of the right to lease this sale tract and forfeiture of the entire bid deposit to the TLO.

FURTHER INFORMATION: Should you have any questions regarding this notice please contact Mike Franger at the Trust Land Office. (phone: (907) 269-8657 or via e-mail at mi kefr@dnr. state. ak. us )

Enclosures:

Lease Form (2 originals)

Schedule 1 (Mitigation Measures) (2 originals)

Exhibits A and B (2 originals)

Memorandum of Lease (2 originals)

Competitive Oil & Gas Lease MHT Form No. 002

(Revised 9103)

STATE OF ALASKA
DEPARTMENT OF NATURAL RESOURCES

MENTAL HEALTH TRUST LAND OFFICE
718 L Street, Suite 202
Anchorage, Alaska 99501

COMPETITIVE OIL AND GAS LEASE

MHT No. 9300055

This Lease is made by and between the State of Alaska, Department of Natural Resources, Mental Health Trust Land Office ("Lessor") as agent for and on behalf of the Alaska Mental Health Trust Authority ("Trust Authority") and Storm Cat Energy Corporation ("Lessee"). This Lease is made effective as of

 ("Effective Date").

The Mental Health Trust Land Office, on behalf of the Trust Authority has determined under a Trust benefit analysis that for and in consideration of the cash payment made by Lessee to Lessor which includes the first year's rental and any required cash bonus and the other performance to be rendered by Lessee hereunder, it is in the best interests of the beneficiaries of the Alaska Mental Health Trust that the following described tract of land ("Leased Area") be leased to Lessee, and Lessee desires to lease the Leased Area for the purposes, and on the teens and conditions as hereinafter set out including applicable mitigating measures attached to this Lease and incorporated herein.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants as hereinafter set out, Lessor and Lessee enter into this Lease upon the following terms and conditions:

1. Grant.

(a)

Grant of Lease.

(1)

Lessor does hereby lease, let and demise to Lessee for the terra as set out in Paragraph 2 hereof without warranty the exclusive right to drill for, extract, remove, save, clean, process, and dispose of all oil, gas and associated substances in and under the following described tract of land:

Tract 30, as described in Exhibit A, which is attached and made a part of this Lease containing approximately 5811.973 acres, more or less, subject to the royalty interest reserved under Paragraph 4 hereof; together with the nonexclusive right to conduct within the Leased Area geological and geophysical exploration for oil, gas and associated substances; and the nonexclusive right to install pipelines and build structures on the Leased Area to find, produce, save, store, treat, process, transport, take care of, and market all oil, gas, and associated substances and to house and board employees in its operations on the Leased Area subject to all the terms and conditions hereof. The rights granted by this Lease are to be exercised in a manner which will not unreasonably interfere with the rights of any other perrnittee, lessee or grantee of Lessor or any surface user consistent with the principle of reasonable concurrent uses as set out in Article VIII, Section 8, of the Alaska Constitution.

(2)

For the purposes of this Lease, the Leased Area contains the legal subdivisions as shown on the attached plat marked Exhibit "B" which is herein incorporated.

(3)

To the extent that the Leased Area is described by protracted legal subdivisions and, after the Effective Date of this Lease, the Leased Area is surveyed under the public land rectangular system, the boundaries of the Leased Area shall be those established by that survey, when approved, subject, however, to the provisions of applicable regulations relating to such surveys.

(4)

If Lessor's ownership interest in the oil, gas and associated substances in the Leased Area is less than an entire and undivided interest, the grant under this Lease shall be effective only as to Lessor's interest in such oil, gas and associated substances, and the royalties and rentals provided in this Lease shall be paid to Lessor in the proportion that Lessor's interest therein bears to the entire undivided interest in the oil, gas and associated substances in the Leased Area.

(5)

Lessor makes no representations or warranties, express or implied, as to: (i) title; (ii) quiet enjoyment; (iii) access; (iv) the presence, quality or quantity of oil, gas or associated substances in, on or under the Leased Area; (v) the suitability of the Leased Area for drilling or any particular type of drilling; or (vi) the merchantability of any oil, gas or associated substances which may be produced from the Leased Area. Lessor shall not be liable to Lessee for any deficiency in title to the Leased Area, nor shall Lessee or any successor in interest to Lessee be entitled to any refund due to deficiency in title for any rentals, bonuses, or royalties paid under this Lease.

(b)

Reserved Rights.

(1)

Lessor, for itself and others, reserves all rights not expressly granted to Lessee by this Lease. These reserved rights include, but are not limited to:

(A)

the right to explore for oil, gas and associated substances by geological and geophysical means;

(B)

the right to explore for, develop and remove natural resources other than oil, gas and associated substances on or from the Leased Area;

(C)

the right to establish or grant easements and rights-ofway for any lawful purpose, including without limitation for shafts and tunnels necessary or appropriate for the working of the Leased Area or other lands for the extraction of natural resources other than oil, gas and associated substances;

(D)

the right to dispose of land within the Leased Area for well sites and well bores of wells drilled from or through the Leased Area to explore for or produce oil, gas and associated substances in and from lands not within the Leased Area

(E)

the right to lease oil, gas, and associated substances other than coal bed methane, and the right to dispose of land for well sites and well bores of wells drilled from or through the Leased Area to explore for or produce oil, gas, and associated substances other than coal bed methane, in the event that this Lease is extended

Competitive Oil and Gas Lease

Page 2 MHT-9300055

beyond the primary term based solely on the development or production of coal bed methane, as further described in Paragraph 2(b) of this Lease; and

(F)

the right to otherwise manage and dispose of the surface of the Leased Area or interests in that land by grant, lease, permit or otherwise to third parties.

(2)

Reserved rights may be exercised by Lessor in any manner that does not unreasonably interfere with Lessee's operations under this Lease.

(3)

 It is expressly acknowledged that Lessor may not own some or all of the surface estate of the Leased Area, that Lessor makes no representations of any kind regarding such ownership and that Lessee has the obligation to determine surface ownership.

2. Term.

(a)

This Lease is issued for an initial primary term of five (5) years from the Effective Date. Extension of this Lease or reduction of the primary term of this Lease is governed by Paragraph 2(b) and Paragraph 6(4)(g) below.

(b)

Extension.

This Lease shall be extended automatically if and for so long as oil or gas is produced in paying quantities from the Leased Area.

This Lease shall be extended automatically if it is committed to a unit agreement approved or consented to by Lessor and will remain in effect for so long as it remains committed to such unit agreement, except as described for in Paragraph (6)(4)(g).

(1)

If the drilling of a well whose bottom hole location is in the Leased Area has commenced as of the date on which this Lease otherwise would expire and such drilling is continued with reasonable diligence, this Lease shall continue in effect until ninety (90) days after cessation of that drilling and for so long thereafter as oil or gas is produced in paying quantities from the Leased Area.

(2)

In the event that the Lease is extended as described above based solely on the development and production of coal bed methane, lease rights will terminate with respect to the development and production of oil, gas, and associated substances other than coal bed methane that may be located within the Lease Area.

(3)

If oil or gas in paying quantities is produced from the Leased Area, and if that production ceases at any time, this Lease shall not terminate if drilling or reworking operations are commenced on the Leased Area within six (6) months after cessation of production and such operations are prosecuted with reasonable diligence; if those drilling or reworking operations result in the production of oil or gas, this Lease shall remain in effect for so long as oil or gas is produced in paying quantities from the Leased Area.

(4)

If there is a well capable of producing oil or gas in paying quantities on the Leased Area, this Lease shall not expire because Lessee fails to produce that oil or gas unless Lessor gives notice to Lessee, allowing a reasonable time, which shall not be less than six months after notice, to place the well into production, and Lessee fails to do so.

Competitive Oil and Gas Lease

Page 3 MHT-9300055

If production is established within the time allowed, this Lease shall remain in effect for so long as oil or gas is produced in paying quantities from the Leased Area.

(5)

If Lessor directs or approves in writing a suspension of all operations on or production from the Leased Area (except for a suspension necessitated by Lessee's negligence or willful misconduct), or if a suspension of all operations on or production from the Leased Area has been ordered under federal, state or local law, Lessee's obligation to comply with any express or implied provision of this Lease requiring operations or production shall be suspended, but not voided, and Lessee shall not be liable for damages for failure to comply with that provision. If the suspension occurs before the expiration of the primary term, the primary term shall be extended at the end of the period of the suspension by adding the period of time lost under the primary term because of the suspension. If the suspension occurs during an extension of the primary term under this paragraph, upon removal of that suspension, Lessee shall have a reasonable time, which shall not be less than six months after notice that the suspension has been lifted, to resume operations or production. Any suspension of operations or production specifically required or imposed as a term of sale or by any stipulation made a part of this Lease shall not be considered a suspension ordered by law.

(6)

If Lessor determines that Lessee has been prevented by force majeure, after diligent efforts made in good faith, from performing any act that would extend this Lease beyond the primary term, this Lease shall not expire during the period of force majeure. If the event of force majeure occurs before the expiration of the primary term, the primary term shall be extended at the end of the period of force majeure by adding the period of time lost under the primary term because of the force majeure. If the event of force majeure occurs during an extension of the primary term under this Paragraph, this Lease shall not expire during the period of force majeure plus a reasonable time after that period, which shall not be less than sixty (60) days, for Lessee to resume operations or production.

(7)

Nothing in Paragraphs 2(b)(5) or 2(b)(6) above shall suspend Lessee's obligation to pay royalties or other production or profit-based payments to Lessor from operations on the Leased Area that are not affected by any suspension or force majeure, or shall suspend Lessee's obligation to pay rentals.

(8)

If, in the case of the development of coal bed methane, a well has been completed within the primary term and the well is being dewatered in a diligent manner in order to achieve production, and the dewatering process extends beyond the primary term before production is achieved, this Lease will, subject to Paragraph 2(b)(3)(B) above, remain in effect until ninety (90) days after completion of the dewatering operation and for so long thereafter as coal bed methane is produced in paying quantities from the Leased Area.

3. Rentals.

(a)

Lessee shall pay annual rentals to Lessor in accordance with the following schedule:

(1)

for the first year, $1.00 per acre or fraction of an acre;

(2)

for the second year, $1.50 per acre or fraction of an acre;

(3)

for the third year, $2.00 per acre or fraction of an acre;

Competitive Oil and Gas Lease MHT-9300055

(4)

for the fourth year, $2.50 per acre or fraction of an acre;

(5)

for the fifth year and following years, $3.00 per acre or fraction of an acre;

(b)

Provided that Lessor may increase the annual rental rate upon any extension of this Lease beyond the primary term.

(c)

Annual rental paid in advance is a credit on the royalty due under this Lease for that year. Lessee shall pay the annual rental to Lessor as provided for in Paragraph 5 hereof, on or before each annual anniversary date of this Lease.

(d)

Lessor is not required to give notice that rentals are due by billing Lessee. If Lessor's (or depository's) office is not open for business on the anniversary date of this Lease, the time for payment shall be extended to include the next day on which that office is open for business. If the rent due hereunder is not timely paid in full, this Lease shall automatically terminate at 11:59 p.m., Alaska Standard Time, on the day such rental payment was due.

4. Royalty.

(a)

Royalty on Production. Except for oil, gas and associated substances used on the Leased Area for development and production or unavoidably lost, Lessee shall pay to Lessor as a royalty 10.5 percent during the primary term of the Lease and 12.5 percent thereafter in amount or value of the oil, gas and associated substances saved, removed or sold from the Leased Area and of the gas from the Leased Area used on the Leased Area for extraction of natural gasoline or other products.

(b)

Value.

(1)

For the purposes of computing royalties due under this Lease, the value of royalty, oil, gas or associated substances shall not be less than the highest of:

(A)

the field price received by Lessee for the oil, gas or associated substances;

(B)

the volume-weighted average of the three highest field prices received by other producers in the same field or area for oil of like grade and gravity, gas of like kind and quality, or associated substances of like kind and quality at the time the oil, gas or associated substances are sold or removed from the Leased Area or any applicable unit area, or the gas is delivered to an extraction plant if that plant is located on the Leased Area or unit area; if there are less than three prices reported by other producers, the volume-weighted average shall be calculated using the prices received by other producers in the field or area;

(C)

Lessee's posted price in the field or area for the oil, gas or associated substances; or

(D)

the volume-weighted average of the three highest posted prices in the same field or area of the other producers in the same field or area for oil of like

Competitive Oil and Gas Lease

Page 5 MHT-9300055

grade and gravity, gas of like kind and quality, or associated substances of like kind and quality at the time the oil, gas or associated substances are sold or removed from the Leased Area or any applicable unit area, or the gas is delivered to an extraction plant if that plant is located on the Leased Area or unit area; if there are less than three prices posted by other producers, the volume-weighted average shall be calculated using the prices posted by other producers in the field or area.

(2)

If oil, gas or associated substances are sold away from the Leased Area or any applicable unit area, the term "field price" in Paragraph 4(b)(1) above shall mean the cash value of all consideration received by Lessee or any other producer from the purchaser of the oil, gas or associated substances, less the reasonable costs of transportation away from the Leased Area or unit area to the point of sale. The "reasonable costs of transportation" are as defined in 11 AAC 83.228 and 11 AAC 83.229 as those regulations exist on the Effective Date of this Lease.

(3)

In the event Lessee does not sell the oil, gas or associated substances in an arm's-length transaction, the term "field price" in Paragraphs 4(b)(1) and 4(b)(2) above shall mean the price Lessee would have received for the oil, gas or associated substances if Lessee had sold the oil, gas or associated substances in an arm's-length transaction, minus reasonable costs of transportation away from the Leased Area or any applicable unit area to the point of sale or other disposition. Lessee shall determine this price in a consistent and logical manner using information available to Lessee and shall report that price to Lessor each time a royalty payment is made based upon such price.

(4)

Lessor may establish reasonable minimum values for the purposes of computing royalties on oil, gas or associated substances obtained from this Lease, with consideration being given to (i) the price actually received by Lessee, (ii) the price or prices paid in the same field or area for production of like quality, (iii) posted prices, (iv) prices received by Lessee and/or other producers from sales occurring away from the Leased Area, and/or (v) other factors deemed relevant by Lessor. In establishing minimum values, Lessor may use, but shall not be limited to, the methodology for determining "prevailing value" as defined in 11 AAC 83.227. Under this provision, it is expressly understood and agreed that the minimum value of royalty oil, gas or associated substances under this Lease may not necessarily equal, and may exceed, the actual price paid for the oil, gas or associated substances.

(c)

Royalty in Value. Except to the extent that Lessor elects to receive all or a portion of its royalty in kind as provided in Paragraph 4(d) below, Lessee shall pay to Lessor that value of all royalty oil, gas and associated substances as determined under Paragraph 4(b) above. Royalty paid in value shall be free and clear of all lease expenses (including any portion of those expenses that is incurred away from the Leased Area), including, but not limited to, expenses for separating, cleaning, dehydration, gathering, saltwater disposal, and otherwise preparing the oil, gas or associated substances for transportation off the Leased Area. All royalty that may become payable in money to Lessor must be paid on or before the last federal banking day of the calendar month following the month in which the oil, gas or associated substances are produced. The amount of all royalty in value payments which are not paid in full when due under this Lease, or any amount which is subsequently determined to be due to Lessor or Lessee as the result of a re-determination, shall bear interest from the last federal banking day of the calendar month following the month in which the oil, gas or associated substances were produced, until the obligation is paid in full. Interest shall accrue at the same rate as is applicable to money due and owing to the State of Alaska, as set forth in AS 38.05.135(d). Royalty payments must be accompanied by such information relating to valuation of royalty as Lessor may require which shall include, but is not limited to, run tickets, evidence of sales, shipments, and amounts of gross oil, gas and associated substances produced.

Competitive Oil and Gas Lease

Page 6 MHT-9300055

(d)

Royalty in Kind.

(1)

At Lessor's option, which may be exercised from time to time upon not less than ninety (90) days' notice to Lessee, Lessee shall deliver all or any portion of Lessor's royalty oil, gas or associated substances produced from the Leased Area in kind. Delivery shall be on the Leased Area, unit area, or at a place mutually agreed to by Lessor and Lessee, and shall be delivered to any individual, firm, corporation or governmental agency designated by Lessor.

(2)

Royalty oil, gas or associated substances delivered in kind shall be delivered in good and merchantable condition, of pipeline quality, and free and clear of all Lease expenses (including any portion of those expenses incurred away from the Leased Area), including, but not limited to, expenses for separating, cleaning, dehydration, gathering, saltwater disposal, and otherwise preparing the oil, gas or associated substances for transportation off the Leased Area.

(3)

After having given notice of its intention to take, or after having taken its royalty oil, gas or associated substances in kind, Lessor, at its option and with ninety (90) days notice to Lessee, may elect to receive a different portion or none of its royalty in kind. If, under federal regulations, the taking of royalty oil, gas or associated substances in value by Lessor creates a supplier-purchaser relationship, Lessee hereby waives its right to continue to receive royalty oil, gas or associated substances under that relationship, and further agrees that it shall require any purchasers of the royalty oil, gas or associated substances likewise to waive any supplier-purchaser rights.

(4)

Lessee shall furnish storage for royalty oil, gas and associated substances produced from the Leased Area or any applicable unit area to the same extent that Lessee provides storage for Lessee's share of oil, gas and associated substances. Lessee shall not be liable for the loss or destruction of stored royalty oil, gas and associated substances from causes beyond Lessee's ability to control.

(5)

If Lessor's royalty purchaser refuses or for any reason fails to take delivery of oil, gas or associated substances, or in an emergency, and with as much notice to Lessee as is practical or reasonable under the circumstances, Lessor may elect without penalty to underlift for up to six (6) months all or a portion of Lessor's royalty oil, gas or associated substances produced from the Leased Area or any applicable unit area and taken in kind. Lessor's right to underlift shall be limited to the portion of royalty oil, gas or associated substances that the royalty purchaser refused or failed to take delivery of, or the portion necessary to meet the emergency condition. Underlifted oil, gas or associated substances may be recovered by Lessor at a daily rate not to exceed 10 percent of its royalty interest share of daily production at the time of the underlift recovery.

(e)

Apportionment of Royalty From Approved Unit. Should this Lease or a portion thereof be committed to an approved unit, the landowner's royalty share of the unit production allocated to each separately owned tract shall constitute royalty to be distributed to and among, or the proceeds thereof paid to, the landowners including Lessor, free and clear of all unit expense and free of any lien for it. Under this provision, Lessor's royalty share of any unit production allocated to the Leased Area shall constitute royalty to be distributed to, or the value thereof paid to Lessor free and clear of all unit expenses (including any portion of those expenses incurred away from the unit area) including, but not limited to, expenses for separating, cleaning,

Competitive Oil and Gas Lease

Page 7 MHT-9300055

dehydration, gathering, saltwater disposal, and otherwise preparing oil, gas or associated substances for transportation off the unit area, and free of any lien for them.

5.

Payments. All payments due hereunder shall be made payable to the Mental Health Trust Land office or as otherwise directed by Lessor, shall reference this Lease by the MHT number which appears on the first page hereof and unless otherwise specified, shall be tendered to Lessor at:

Mental Health Trust Land Office 718 L Street, Suite 202 Anchorage, Alaska 99501

or to any depository designated by Lessor with at least sixty (60) days advance notice to Lessee.

6.

Operations and Development.

(a)

Plan of Operations.

(1)

Except as provided in Paragraph 6(a)(2) below, a plan of operations approved by Lessor shall be required before Lessee may undertake any operations on or in the Leased Area.

(2)

A Lease plan of operations shall not be required for lease operations undertaken under an approved unit plan of operations.

(3)

The plan of operations will clearly describe efforts the Lessee will take, including reasonable compensation and bonding, to address any surface use conflicts that may occur from the intended activities of the Lessee.

(4)

Lessee shall file with Lessor two (2) copies of its proposed plan of operations.

(5)

An application for approval of a plan of operations must contain sufficient information, based on data reasonably available at the time the plan is submitted for approval, for Lessor to determine the surface use requirements and impacts directly associated with the proposed operations. An application must include statements and maps or drawings setting out the following:

(A)

the sequence and schedule of the operations to be conducted on the Leased Area, including the date operations are proposed to begin and their proposed duration;

(B)

projected use requirements directly associated with the proposed operations, including but not limited to the location and design of well sites, material sites, water supplies, solid waste sites, sumps, buildings, roads, utilities, airstrips, and all other facilities and equipment necessary to conduct the proposed operations;

(C)

plans for rehabilitation of the affected portion of the Leased Area after completion of operations or phases of those operations; and

(D)

a description of operating procedures designed to prevent or minimize adverse effects on other natural resources and other uses of the Leased Area and adjacent areas, including fish and wildlife habitats, historic and archeological sites, and public use areas, if any.

Competitive Oil and Gas Lease

Page 8 MHT-9300055

(6)

In approving a lease or unit plan of operations, or an amendment of a plan, Lessor shall require amendments it determines necessary to protect the interests of the Trust Authority. Lessor shall not require any amendment that would be inconsistent with the terms of sale under which this Lease was obtained or with the teens of the Lease itself, or which would deprive Lessee of reasonable use of its leasehold interest.

(7)

Lessee may, with the approval of Lessor, amend an approved plan of operations.

(8)

Approval by Lessor of a plan of operations or any modification of a plan of operations signifies only that Lessor has no objection to the operations outlined in the plan from the standpoint of the Lease administrator and shall not relieve Lessee of its obligation to obtain all approvals and permits required by governmental agencies having regulatory authority over those operations, or from resolving surface use issues and potential conflicts with surface owners or lessees.

(9)

All of Lessee's operations on the Leased Area must be in conformance with the approved plan of operations and shall conform to all mitigating measures specified on the attached Schedule No. 1 which is herein incorporated.

(10)

Upon completion of operations, Lessee shall inspect the Leased Area and submit a report to Lessor indicating the completion date of operations and stating any noncompliance with the requirements which were imposed as a condition of approval of the plan of which Lessee is aware after due inquiry.

(b)

Plan of Development.

(1)

Except as provided in Paragraph 6(d) below, within twelve (12) months after certification of a well capable of producing oil, gas or associated substances in paying quantities, Lessee shall file two copies of an application for approval of an initial plan of development that shall describe Lessee's plans for developing the Leased Area. No development of the Leased Area may occur until a plan of development has been approved by Lessor.

(2)

The plan of development must be revised, updated and submitted to Lessor for approval annually before or on the anniversary date of the previously approved plan. If no changes from an approved plan are contemplated for the following year, a statement to that effect must be filed for approval in lieu of the required revision and update.

(3)

Lessee may, with the approval of Lessor, subsequently modify an approved plan of development.

(4)

If the Leased Area is included in an approved unit, Lessee shall not be required to submit a separate lease plan of development for unit activities.

(c)

Logs and Other Records of Operations.

(1)

Lessee shall timely file with the Alaska Oil and Gas Conservation Commission, all required reports, logs, geological and geophysical surveys taken, and a description of all tests run for each well drilled on the Leased Area, and all other information required to be submitted thereto whether by statute, regulation, administrative order, or otherwise. Concurrent with all filings made to the Alaska Oil and Gas Conservation Commission, Lessee shall provide Lessor a true and correct copy of each document submitted.

Competitive Oil and Gas Lease

Page 9 MHT-9300055

(2)

In addition, and without limiting the generality of the foregoing, Lessee shall, within thirty (30) days following the acquisition of the data, submit the following to Lessor:

(A) Copy of the completion report (AOGCC form 10-407) with an attached well summary. The well summary must include daily drilling reports, formation tops encountered, a full synopsis of drillstem and formation testing data, an identification of zones of abnormal pressure, oil and gas shows and cored intervals.

(B) Latitudinal and longitudinal coordinates for the completed surface and bottom hole locations.
(C) Copy of the permit to drill (AOGCC form 10-401 only,
additional documentation not required) and the survey plat of the well location.

(D)

One paper copy (no sepia copies) of all final 2-inch open hole and cased hole logs, including measured depth and true-vertical depth versions; specialty logs (such as Schlumberger's cyberlook formation microscanners and dipmeter logs); composite mud or lithology log and report; measured-while-drilling (MWD) and logged-while-drilling (LWD) logs; velocity and directional surveys.

(E)

Digital versions of well logs in LAS, LIS or ASC II format on IBM format floppy disks. Digital versions of velocity survey in SEG Y format and directional surveys in ASCII format. Other formats may be used upon approval of Lessor.

(F)

One paper copy of all available well analyses, including geochemical analyses, core analyses (porosity, permeability, capillary pressure, photos, and descriptions), paleontologic and palynologic analyses, thermal maturation analyses, pressure build up analyses and fluid PVT analyses. ASCII format digital file versions of the above information shall also be submitted if available.

(G)

In addition, Lessee may be required to submit additional information within the reasonable discretion of Lessor.

(3)

Any information filed by Lessee with Lessor in connection with this Lease shall be available at all times for the use of Lessor and its agents. Lessor shall keep such information confidential as provided in 11 AAC 99.120. In order for geological, geophysical and engineering data submitted hereunder to be held confidential, Lessee shall make a specific request for confidentiality at the time information is submitted. Additionally, all such information shall be marked "Confidential." Any information not so marked may become public info' mation.

(4)

Unless there is a legal requirement to do so, for as long as this Lease remains in effect, no party shall divulge or make available any data pertaining to the Leased Area to persons who are not parties hereto without the written consent of the other party (which consent shall not be unreasonably withheld). It is agreed that data may be divulged or made available to a party's data processor, reproduction company, consultants, affiliates, attorneys, and other persons providing necessary services chosen by a party, subject to such persons' agreeing to keep all such data confidential. The foregoing restrictions shall not apply to a disclosure by either party or its Affiliate(s) or to third parties as may be necessary or desirable for purposes of effecting a merger, buyout, stock transaction, sale of assets, loan transaction, lease, assignment, sublease, joint bidding agreement, farm-out, or joint venture, However, prior

Competitive Oil and Gas Lease

 Page 10 MHT-9300055

to either party's release of the data to any such third party, written notice must be given to the other party hereto and such third party must agree in writing to be bound by a confidentiality agreement. In this event, a copy of the confidentiality agreement evidencing such commitment shall be delivered to the party receiving the notice within seven (7) days after receipt of such notice.

(5)

In the event that this Lease terminates or expires, Lessee agrees that no data pertaining to the Leased Area will be divulged or made available to anyone without the prior written permission of Lessor, which permission may be withheld at Lessor's discretion. Upon termination of this Lease, any data submitted or due to Lessor pursuant to this Lease becomes the property of Lessor and may be used and disclosed to others at Lessor's discretion.

(6)

Lessee acknowledges that the data to be provided to the Lessor is a special asset of the Lessor. In the event that Lessee fails to deliver the data as required by this Lease or allows or suffers any unauthorized disclosure of the data, such breach shall result in an immediate breach of this Lease. Lessor may not have an adequate reedy at law for such a breach and therefore, in addition to any other remedy at law or equity that it may have, Lessor shall be entitled to injunctive relief to enforce the provisions hereof.

(7)

The provisions of the above paragraphs do not apply to (1) information that is in Lessee's possession or the pubic domain prior to the Effective Date of this Lease or that enters the public domain through no violation of this Lease on or after the Effective Date or (2) any disclosure to a governmental agency or to the public, if Lessee believes in good faith that such disclosure is required by law or the rules of any stock exchange.

(d)

Directional Drilling. This Lease may be maintained in effect in accordance with Paragraph 2(b) by drilling of directional wells whose bottom hole location is on the Leased Area but that are drilled from locations on other lands not covered by this Lease. In such circumstances, drilling will be considered to have commenced on the Leased Area when actual drilling is commenced on those other lands for the purpose of directionally drilling into the Leased Area. Production of oil or gas from the Leased Area through any directional well surfaced on those other lands, or drilling or reworking of that directional well, shall be considered production or drilling or reworking operations on the Leased Area for all purposes of this Lease as provided in Paragraph 2(b). Nothing contained in this paragraph is intended or will be construed as granting to Lessee any interest, license, easement, or other right in or with respect to lands other than the Leased Area.

(e)

Diligence and Prevention of Waste.

(1)

Lessee shall exercise reasonable diligence in drilling, producing, and operating wells on the Leased Area unless consent to temporarily suspend operations is granted in writing by Lessor.

(2)

Upon discovery of oil or gas on the Leased Area in quantities that would appear to a reasonable and prudent operator to be sufficient to recover ordinary costs of drilling, completing and producing an additional well in the same geologic structure at another location with a reasonable profit to the operator, Lessee shall drill such wells as a reasonable and prudent operator would drill, having due regard for the interests of Lessor as well as the interests of Lessee.

(3)

Lessee shall perform all operations under this Lease in a good and workmanlike manner in accordance with the methods and practices set out in the approved plan

Competitive Oil and Gas Lease

Page 11 MHT-9300055

of operations and plan of development, with due regard for the prevention of waste of oil, gas and associated substances and the entrance of water into the oil and gas bearing sands or strata to the destruction or injury of those sands or strata, and for the preservation and conservation of the Leased Area for future productive use. Lessee shall carry out at Lessee's expense all orders and requirements of Lessor and of all governmental agencies with regulatory authority relative to the prevention of waste and the preservation of the Leased Area. If Lessee fails to carry out such orders, Lessor shall have the right to enter the Leased Area to repair damage or prevent waste at Lessee's expense.

(4)

Lessee shall securely plug in an approved manner any well before abandoning it.

(5)

Lessee at all times shall employ sound, prudent and modern exploration and development and production techniques in all operations conducted on the Leased Area.

(6)

Lessee shall cause any identified commercial reservoirs of oil and gas within the Leased Area to be developed in a commercially reasonable manner.

(f)

Offset Wells. Lessee shall drill such wells as a reasonable and prudent operator would drill so as to protect Lessor from loss by reason of draining resulting from production on other land. Without limiting the generality of the foregoing, if oil or gas is produced from a well on other land not owned by Lessor, or on which Lessor receives a lower rate of royalty than under this Lease, and that well is within 500 feet in the case of an oil well or 1,500 feet in the case of a gas well of the Leased Area, and the well on the other land produces oil or gas for a period of thirty (30) consecutive days in quantities that would appear to a reasonable and prudent operator to be sufficient to recover ordinary costs of drilling, completing, and producing an additional well in the same geological structure at an offset location with a reasonable profit to the operator, and if Lessor determines to its sole satisfaction that production from the well on the other land is draining lands then subject to this Lease, Lessee shall, within thirty (30) days after written demand by Lessor, begin in good faith and diligently prosecute drilling operations for an offset well on the Leased Area. In lieu of drilling any well required by this paragraph, Lessee may, with Lessor's consent, compensate Lessor in full each month for the loss of royalty through drainage as reasonably estimated by Lessor.

(g)

Unitization.

(1)

Lessee may, upon approval of Lessor, unite with others, jointly or separately, in adopting and operating under a cooperative or unit agreement for the exploration, development or operation of the pool, field or like area or portion thereof or like area that includes or underlies the Leased Area or any part thereof whenever Lessor determines the cooperative or unit agreement is in the best interest of the Trust Authority.

(2)

Lessee agrees, within six (6) months after demand by Lessor, to subscribe to a reasonable unit agreement to protect Lessor's interest. Lessor reserves the right to prescribe the reasonable terms of such unit agreement.

(3)

With the consent of Lessee, and if the Leased Area is committed to a unit agreement approved by Lessor, Lessor may establish, alter, change, or revoke drilling, producing, and royalty requirements of this Lease as Lessor determines necessary or proper to protect the interests of Lessor and the Trust Authority.

(4)

Except as otherwise provided in this Paragraph 6(g), where only a portion of the Leased Area is included in a unit approved or prescribed by Lessor, or the Alaska

Competitive Oil and Gas Lease

Page 12 MHT-9300055

Oil and Gas Conservation Commission, that commitment shall constitute a severance of this Lease as between the unitized and non-unitized portions of the Leased Area. The portion of the Leased Area not committed to the unit shall be treated as a separate and distinct lease having the same Effective Date and term as this Lease, and which may be maintained only in accordance with the terms and conditions hereof. Any portion of the Leased Area not committed to the unit agreement shall not be affected by the unitization or pooling of any other portion of the Leased Area, by operations in the unit, or by any suspension approved or ordered for the unit. If the Leased Area has a well certified as capable of production in paying quantities on it before commitment to a unit agreement, this Lease shall not be severed. Any lease, or portion thereof, that is eliminated or segregated from a unit at the time of unitization or as a result of unit contraction shall remain in full force and effect for ninety (90) days from the date of such elimination or segregation (or unit termination) and so long thereafter as drilling or re-drilling operations are being conducted thereon and so long thereafter as oil or gas is produced in paying quantities.

(h)

Suspension. Lessor may, from time to time within its discretion, direct or approve in writing suspension of production or other operations under this Lease.

(i)

Surface Use.

(1)

To the extent of the Trust Authority's rights as owner of the subsurface estate of the Leased Area, Lessee shall have the right to use the Leased Area to the extent reasonably necessary and convenient to carry out those operations authorized by the term so this Lease. Lessee shall have the right to construct, use, maintain, erect, repair and replace thereon such wells, power lines, pipelines, tanks, production facilities, communication lines, roads, bridges, work camps and similar facilities which are necessary and convenient to carry out the operations authorized by the terms of this Lease. Prior to construction of any processing plants or converting facility, Lessee shall obtain the approval of Lessor and any other approvals as necessary.

(2)

Lessee shall have such rights of ingress and egress as are reasonably necessary to carry out the purposes of this Lease.

(3)

Lessee shall have no right to extract and remove gravel from the Leased Area without Lessor's prior approval. Lessee shall have the right to extract and purchase from Lessor for use, but not for resale or disposal, any gravel required to carry out the terns of this Lease. Lessor and Lessee shall promptly agree on a price for gravel required by Lessee for its operations based upon the fair market value of same.

(4)

Lessee shall place all utilities and roads and similar facilities in shared rights-of-way.

(5)

Lessee shall keep drill pads to a minimum consistent with optimum development and maximum drainage of a pool or pools.

(6)

Lessee shall group its well(s) together in drill site areas so that, so far as practicable, optimum drainage can be obtained from minimum number of surface locations. Lessee shall avoid unnecessary scattering of buildings and structures and unnecessary occupancy of the Leased Area. Lessee shall have the right to pass through the subsurface of the Leased Area or to directionally drill through or under any such subsurface to complete any well capable of producing oil or gas in commercial quantities on adjacent or contiguous areas covered by a lease issued by Lessor or by another party whose lands are unitized with the Leased Area.

Competitive Oil and Gas Lease

Page 13 MHT-9300055

(7)

Notwithstanding anything herein to the contrary the location on the Leased Area of all surface use and facilities, including but not limited to utility corridors, drill sites, tank farms and work camps, shall first be submitted to Lessor in writing for Lessor's approval, which shall not be unreasonably withheld, prior to and as a condition to their installation, construction or use, as a part of the plan of operations specified in Paragraph 6 hereof. Lessor reserves the right to require modification or changes if any contemplated facility or surface use is unreasonable or would create a conflict, nuisance, hazard or result in unnecessary disturbance of the surface of the Leased Area.

(8)

Upon the request of Lessor, Lessee shall relocate, or cause to be relocated, to a location approved by Lessor, roads, wells, pipelines, utility lines, tanks and other machinery, equipment, supplies, materials and structures placed by Lessee on the Leased Area. Lessor shall reimburse Lessee for all direct expenses incurred by Lessee in so relocating the same or equivalent facilities, provided the original location of such facilities was approved by Lessor in writing.

(9)

Lessee shall take all reasonable precautions not to pollute the waters or land located within the Leased Area and shall comply fully with all applicable environmental protection laws.

(10)

All roads utilized by Lessee within the Leased Area shall be maintained by Lessee. Lessor and its agents, employees and invitees, may make use of roads within the Leased Area for the purpose of lease administration.

7. Inspection/Records.

(a)

Inspection. Lessee shall keep open at all reasonable times, for inspection by any duly authorized representative of Lessor, the Leased Area, all wells, improvements, machinery, and fixtures on the Leased Area, and all reports and records relative to operations or activities on or with regard to the Leased Area or under this Lease.

(b)

Records. Lessee shall keep and retain in its possession books and records showing the development, production (including records of development and production expenses) and disposition, including records of sale prices, volumes and purchasers, of all oil, gas and associated substances produced from the Leased Area. Lessee shall permit Lessor to examine these books and records at all reasonable times. Upon request by Lessor, Lessee's books and records shall be made available to Lessor at a time and place designated by Lessor. Such books and records of development, production and disposition shall employ methods and techniques that ensure the most accurate figures reasonably available without requiring Lessee to provide separate tankage or meters for each well. As to all such records, Lessee shall use generally accepted accounting procedures consistently applied.

8. Assignment/Surrender/Failure of Title.

(a)

Assignment. This Lease, or an interest herein, may with the approval of Lessor, be assigned, subleased or otherwise transferred only upon approval of Lessor to a qualified person. The qualifications of potential assignees shall be determined to Lessor's satisfaction according to applicable regulations including 11 AAC 82.200, consistent with AS 38.05.801 and the Alaska Mental Health Enabling Act of 1956. P.L. 84-830, 70 Stat. 709. No assignment, sublease or other transfer of an interest herein, including assignments of working or royalty interests, operating agreements or subleases, shall be effective or binding upon Lessor unless and until approved by Lessor.  Furthernore, Lessee's interests and rights in and to the

Competitive Oil and Gas Lease

Page 14 MHT-9300055

Lease shall not be transferred by operation of law through any execution of judicial sale or insolvency or bankruptcy proceeding. Assignment or transfer without Lessor's approval shall be void and not merely voidable. Assignment shall include, but not be limited to, any change in the structure of or the ownership of shares of stock or other interests in Lessee such that control of the affairs of Lessee is transferred to persons other than those exercising such control or management on the date of execution of this Lease or on the date of Lessor's approval for the immediately prior assignment (but does not include a change in the directors or officers of Lessee or such changes directly resulting from the death of a shareholder or owner of other interests, where the shares or interest is transferred pursuant to a Will or the Laws of Intestacy, and where Lessor determines in its sole discretion that said transferee or manager is capable of assuming all obligations under this Lease. Lessee shall remain liable for all obligations under this Lease accruing prior to the approval by Lessor of any assignment, sublease or other transfer of an interest herein. All provisions of this Lease shall extend to and be binding upon the heirs, administrators, successors and assigns of the parties hereto. Lessor shall disapprove a transfer of a divided interest in this Lease if the transfer covers only a portion of the Lease or a separate and distinct zone or geological horizon unless Lessee demonstrates that the proposed transfer of a divided interest is reasonably necessary to accomplish exploration or development of the Leased Area, the Lease is committed to an approved unit agreement, the Lease is allocated production within an approved participating area or the Lease has a well certified as capable of production in paying quantities. Where an assignment, sublease or other transfer is made of all or part of Lessee's interest in a portion of the Leased Area, this Lease may, at the option of Lessor or upon request of the transferee and with the approval of Lessor, be severed and a separate and distinct lease shall be issued to the transferee having the same Effective Date and terms as this Lease. Lessee's liability for conditions on the Leased Area caused by or arising from Lessee's use, occupation or operations thereon and Lessee's duty to defend and indemnify under Paragraphs 10 and 11(f) hereof shall survive assignment.

(b)

Surrender. Lessee at any time may file with Lessor a written surrender of all rights under this Lease or any portion of the Leased Area comprising one or more legal subdivisions or, with the consent of Lessor, any separate and distinct zone or geological horizon underlying the Leased Area or one or more legal subdivisions of the Leased Area. Surrender shall be effective as of the date of filing, subject to the continued obligations of Lessee and its surety to make payment of all accrued royalties and to place all wells and surface facilities on the surrendered land or in the surrendered zones or horizons in condition satisfactory to Lessor and in compliance with all local, state and federal requirements for suspension or abandonment. Lessee's liability for conditions on the Leased Area caused by or arising from Lessee's use, occupation or operations thereon, and Lessee's duties to defend and indemnify under Paragraphs 10 and 11(f) hereof shall survive surrender and termination.

(c)

Failure of Title. If (i) all or any part of the Leased Area is subsequently determined not to be owned by Lessor, or (ii) if the land subject to this Lease has been selected by the State under laws of the United States granting lands to the State, but the land has not yet been conveyed to Lessor, and if for any reason the selection is not finally approved, or the land is not conveyed to Lessor, any rental, royalty, or other payments made to Lessor under this Lease shall not be refunded.

9.    Default and Termination.

(a)

Default/Cancellation.

(1) The failure of Lessee to timely perform its obligations under this Lease, or the failure of Lessee otherwise to abide by all express and implied provisions hereof, shall constitute a default of Lessee's obligations hereunder. Should Lessee fail to comply with

Competitive Oil and Gas Lease

Page 15 MHT-9300055

any of the provisions of this Lease (other than a provision which, by its terms, provides for automatic termination), and fail within sixty (60) days after written notice of default to begin and diligently prosecute operations to remedy that default, Lessor may terminate this Lease upon expiration of such sixty (60) day period without judicial action or administrative process or hearing if at the time of termination there is no well on the Leased Area capable of producing oil or gas in paying quantities. If there is a well on the Leased Area capable of producing oil or gas in paying quantities, this Lease may be terminated upon expiration of such sixty (60) day period by judicial action. In the event of any termination under this paragraph, Lessee shall have the right to retain under this Lease any and all drilling or producing wells as to which no default exists, together with a parcel of land surrounding each well or wells and rights-of-way through the Leased Area that are reasonably necessary to enable Lessee to drill, operate and transport oil or gas from such retained well or wells.

(2)

Notwithstanding the foregoing, Lessor may cancel this Lease at any time if Lessor determines, to its reasonable satisfaction, upon a thirty (30) days notice to Lessee, with a reasonable opportunity to be heard, that:

(A)

continued operations pursuant to this Lease are likely to cause serious harm or damage to biological resources, to property, to mineral resources, or the environment (including the human environment);

(B)

the threat of harm or damage is not likely to disappear or decrease to an acceptable extent within a reasonable period of time; and

(C)

the advantages of cancellation outweigh the advantages of continuing this Lease in effect.

(3)

No cancellation under Paragraph 9(a)(2) above shall occur unless and until operations under this Lease have been under suspension or temporary prohibition by Lessor, with due extension of the term of this Lease, continuously for a period of five (5) years or for a lesser period upon request of Lessee entitle Lessee; and any such cancellation shall entitle Lessee to receive such compensation as Lessee demonstrates to Lessor is equal to the lesser of:

(A)

the value of the canceled rights as of the date of cancellation, with due consideration being given to both anticipated revenues from this Lease and anticipated costs, including costs of compliance with all applicable regulations and stipulations, liability for clean up costs or damages, or both, in the case of an oil spill, and all other costs reasonably anticipated under this Lease; or

(B)

the excess, if any, over Lessee's revenues from this Lease (plus interest on the excess from the date of receipt to date of reimbursement) of all consideration paid for this Lease and all direct expenditures made by Lessee after the Effective Date of this Lease and in connection with exploration or development, or both, under this Lease, plus interest on that consideration and those expenditures from the date of payment to the date of reimbursement.

(b)

Rights Upon Termination. Upon the expiration or earlier termination of this Lease as to all or any portion of the Leased Area, Lessee shall have the right at any time within a period of one year after the termination, or any extension of that period as may be granted by Lessor, to remove from the Leased Area or portion of the Leased Area all machinery, equipment, tools and materials. Upon the expiration of such period and at the option of Lessor, any machinery, equipment, tools and materials that Lessee has not removed from the Leased

Competitive Oil and Gas Lease

Page 16 MHT-9300055

Area or portion of the Leased Area shall at Lessor's option become the property of Lessor or may be removed by Lessor at Lessee's expense, Upon termination, all improvements such as roads, pads and wells shall either be abandoned and the sites rehabilitated by Lessee to the satisfaction of Lessor, or at Lessor's option, be left intact and Lessee absolved of all further responsibility as to their maintenance, repair and eventual abandonment and rehabilitation. Subject to the above conditions, Lessee shall deliver up the Leased Area in good condition. Unless otherwise agreed in writing, Lessee's liability for conditions on the Leased Area caused by or arising from Lessee's use, occupation or operations thereon and Lessee's duties to defend and indemnify under Paragraph 10 below shall survive surrender and termination. Upon termination the Leased Area shall be delivered to Lessor free and clear of all liens or encumbrances arising by, through or under Lessee.

10.   Indemnification.

(a)

Lessee, its officers, agents, contractors, and employees shall perform all of their obligations and carry on all of their operations and activities entirely at their own risk and responsibility. Lessee shall indemnify, defend and hold Lessor and the Trust Authority, and their officers, agents and employees harmless from and against any and all loss, damage (including property and personal injury), claim, demand, action or proceeding of any kind, judgement, settlement, fee, charge, lien, liability, or expense (including attorney's fees, costs of litigation, and costs of appeal) and costs of investigation and remediation (if required by any federal, state or local governmental agency or political subdivision) which they shall suffer or incur, including, but not limited to, those arising out of or in any way connected with the presence, disposal, release, spill or discharge of any Hazardous Material on or affecting the Leased Area, whether arising on account of damage to or loss of property, or personal injury, emotional distress or death or for any other cause, arising in any manner directly or indirectly in connection with the performance, activities or operations of Lessee, its officers, agents, employees, invitees, contractors, subcontractors or anyone directly or indirectly employed by them under this Lease whether the same arises before or after completion of Lessee's activities or expiration of the term of this Lease. Nothing herein shall relieve the Lessor, or the Trust Authority, their officers, agents, employees, permittees, invitees and Authorized Users from liability as a result of their sole gross negligence or willful misconduct. Liabilities associated with significant concurrent uses shall be addressed as provided for in Lessor approved joint venture agreements between Lessee and other Authorized Users of the Leased Area.

(a)

Lessee expressly waives any defense to an action for breach of a provision of this Lease or for damages resulting from an oil spill or other harm to the environment that is based on an act or omission committed by an independent contractor under contract with Lessee; and Lessee expressly agrees to assume responsibility for all actions of its independent contractors.

(b)

The duties imposed on Lessee in this Paragraph 10 shall survive termination, surrender and assignment of this Lease.

11. General.

(a)

Bonds.

(1)

Lessee shall furnish a bond prior to the commencement of Lease operations of this Lease in an amount equal to at least five dollars ($5) per acre or fraction of an

Competitive Oil and Gas Lease

Page 17 MHT-9300055

acre contained in the Leased Area, but no less than $10,000, and shall maintain that bond as long as required by Lessor.

(2)

Lessee may, in lieu of the bond required under Paragraph 11(a)(1) above, with Lessor's approval furnish and maintain a statewide bond, in accordance with any applicable regulations;

(3)

Lessor may require a bond in a reasonable amount greater than the amount specified above, where a greater amount is justified by the nature of the surface and its uses and the degree of risk involved in the types of operations being or proposed to be carried out under this Lease.

(4)

If the Leased Area is committed in whole or in part to a cooperative or unit agreement approved or prescribed by Lessor or the Alaska Oil and Gas Conservation Commission, and the unit operator furnishes a statewide bond, Lessee need not maintain a separate bond with respect to the portion of the Leased Area committed to the cooperative or unit agreement.

(b)

Authorized Representatives. The Executive Director of the Mental Health Trust Land Office, Department of Natural Resources, State of Alaska, or his designee, and the individual executing this Lease on behalf of Lessee shall be the authorized representatives of their respective principals for purposes of administering this Lease. Lessor or Lessee may change the designated authorized representative or the address to which notices to that representative are to be sent by effective notice given to the other party. Where activities pursuant to a plan of operations are underway, Lessee shall designate, by name, job title, address, telephone number and telecopier number, an agent who shall be present in the state during all lease activities.

(c)

Notices, Protest.

(1)

Any notices required or permitted under this Lease shall be in writing and sent by facsimile or telecopier followed by a permanent record or given personally or by registered or certified mail, return receipt requested, as follows:

To Lessor:

Mental Health Trust Land Office

718 L Street, Suite 202

Anchorage, Alaska 99501

Phone No: (907) 269-8658; Fax No: (907) 269-8905 Attention: Executive Director

To Lessee:

Storm Cat Energy Corporation

Suite 430-580 Hornby Street

Vancouver, British Columbia V6C 3B6 Phone No.: (303)-981-3314

Fax No.:

Competitive Oil and Gas Lease MHT-9300055

Either party may change its notice address by effective notice given to the other party.

(2)

Any notice given under this Lease shall be effective when delivered to the above named authorized representative.

If Lessee wishes to protest the amount of money due Lessor under this Lease or any action of Lessor regarding a provision of this Lease, Lessee must file a written protest with Lessor within thirty (30) days after the mailing date of Lessor's notice or bill or other action. Lessee's failure to file a protest within the required time shall constitute a waiver of any further right to protest such action. Protests, if any, will be adjudicated in accordance with 11 AAC 99.060 and revisions thereto.

(d)

Statutes and Regulations. This Lease is subject to all applicable local, state and federal statutes and regulations in effect on the Effective Date of this Lease, and to all such statutes and regulations placed in effect after the Effective Date of this Lease, except those State laws and regulations applicable to State lands, that are inconsistent with 11 AAC 99.020 and AS 38.05.801. A reference to a statute or regulation in this Lease includes any subsequent change in that statute or regulation whether by amendment, repeal or replacement and any successor statute or regulation.

(e)

Insurance. Without limiting Lessee's indemnification obligations hereunder, Lessee shall purchase, at its own expense, and maintain in force at all times during the term of this Lease, the policies of insurance specified below. Where specific limits are shown, it is understood that they shall be the minimum acceptable limits. If the Lessee's policy contains higher limits, Lessor shall be entitled to coverage to the extent of such higher limits. Certificates of insurance must be furnished to Lessor upon execution of this Lease and must provide for a thirty (30) day prior notice to Lessor of cancellation, non-renewal or material change of the policies. Failure to furnish satisfactory evidence of insurance or the lapse of a policy is a material breach and grounds for termination of this Lease. Each Worker's Compensation Insurance policy shall be endorsed with a waiver of subrogation in favor of Lessor and the Trust Authority. All other insurance policies required by this Lease shall be endorsed to provide that such insurance shall apply as primary insurance and that any insurance or self-insurance carried by either Lessor or the Trust Authority shall be excess only and shall not contribute with the insurance required by this Lease; shall be endorsed to name Lessor and the Trust Authority as additional insureds; and shall provide for a waiver of subrogation in favor of Lessor and the Trust Authority. All endorsements shall reference this Lease. All insurance shall be on an occurrence and not a "claims made" basis.

(1)

Workers' Compensation Insurance: Lessee shall provide and maintain, for all employees of the Lessee engaged in work under this Lease, Workers' Compensation Insurance and Employer's Liability Insurance in accordance with the laws of the State of Alaska. The Lessee shall be responsible for Worker's Compensation Insurance for any subcontractor who directly or indirectly provides services under this Lease. This coverage shall include statutory coverage for states in which employees are engaging in work and employer's liability protection of not less than Five Hundred Thousand Dollars ($500,000) per person, and Five Hundred Thousand Dollars ($500,000) per occurrence. Where applicable, coverage for all federal acts (e.g., U.S.L.&H., Jones and Harbor Acts) shall also be included.

(2)

Comprehensive (Commercial) General Liability Insurance: With coverage limits not less than Two Million Dollars ($2,000,000) combined single limit per occurrence and annual aggregate where generally applicable, including premises-operations, independent contractors, products/completed operations, broad fonn property damage, blanket contractual, and personal injury endorsements.

Competitive Oil and Gas Lease

MHT-9300055

(3)

Comprehensive Automobile and Aircraft Liability Insurance:
Covering all owned, hired, and non-owned vehicles and aircraft with coverage limits not less than Two Million Dollars ($2,000,000) combined single limit per occurrence bodily injury and property damage.

Lessor shall have the right, at its option, to pay any delinquent premium upon any of Lessee's insurance policies if necessary to prevent a cancellation, non-renewal or material alteration thereof; and Lessee shall within five (5) days, reimburse Lessor therefore. Lessor reserves the right to increase the required insurance coverage limits from time to time to reflect then current industry standards or to accommodate changed conditions or perceived risks.

(f)

Hazardous Material. Lessee, its agents, employees, contractors, or invitees shall not cause or permit any Hazardous Material to be brought upon, kept, or used in or about the Leased Area without the prior written consent of Lessor. Such consent shall not be unreasonably withheld as long as Lessee demonstrates to Lessor's reasonable satisfaction that such Hazardous Material is necessary or useful to Lessee's operations and will be used, kept, and stored in a manner that complies with all laws regulating any such Hazardous Material so brought upon, used or kept in or about the Leased Area. If Lessee breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the Leased Area caused or permitted by Lessee results in contamination of the Leased Area, or if contamination of the Leased Area by Hazardous Material otherwise occurs for which Lessee is legally liable for damages resulting therefrom, then Lessee shall indemnify, defend, and hold harmless Lessor and the Trust Authority, their respective officers, directors, employees, agents, successors and assigns from any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Leased Area, damages for the loss or restriction of usable space or of any amenity of the Leased Area, damages arising from any adverse impact on marketing of the Leased Area, and sums paid in settlement of claims, attorney's fees, consultant fees, and expert fees) which arise after the Effective Date as a result of such contamination. This indemnification by Lessee includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal, or restoration work required by any federal, state, or local government agency or political subdivision because of Hazardous Material present in the soil or groundwater on or under the Leased Area and adjacent lands and waters. Without limiting the foregoing, if the presence of any Hazardous Material on the Leased Area caused or permitted by Lessee results in any contamination of the Leased Area, Lessee shall promptly take all actions at its sole expense as are necessary to return the Leased Area to the condition existing prior to the introduction of any such Hazardous Material to the Leased Area, and to the satisfaction of any governmental agency having jurisdiction over the matter; provided that Lessor's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Leased Area. As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material, or waste that is or becomes regulated by any local governmental authority, the State of Alaska, or the United States Government. The duties imposed on Lessee under this Paragraph 11(f) shall survive termination, surrender or assignment of this Lease.

(g)

Interpretation. This Lease shall be governed and by construed in accordance with the laws of the State of Alaska: Paragraph headings are not part of this Lease and are inserted only for convenience.

(h)

Venue/Waiver/Interest in Real Property. Venue for any legal action shall be in the Alaska Superior Court at Anchorage, Alaska, or other venue within Alaska at Lessor's sole discretion. Lessee waives all rights to a jury trial. It is the intention of the parties

Competitive Oil and Gas Lease

MHT-9300055

that the rights granted to Lessee by this Lease constitute a leasehold interest in real property in the Leased Area.

(i)

Waiver of Conditions. Lessor reserves the right to waive any breach of a provision of this Lease, but any such waiver shall extend only to the particular instance of breach so waived and shall not limit the rights of Lessor with respect to any future breach of the same or any other provisions hereof; nor shall the waiver of a particular breach prevent cancellation of this Lease for any other cause or for the same cause occurring at another time. Notwithstanding the foregoing, Lessor shall not be deemed to have waived a provision of this Lease unless it expressly does so in writing.

(j)

Severability. If it is finally determined in any judicial proceeding that any provision of this Lease is invalid, Lessor and Lessee may jointly agree by a written amendment to this Lease that, in consideration of the provisions in that written amendment, the invalid portion will be treated as severed from this Lease and that the remainder of this Lease, as amended, shall remain in effect.

(k)

Nondiscrimination. The Lessee and the Lessee's contractors and subcontractors shall not discriminate against any employee or applicant because of race, religion, marital status, change in marital status, pregnancy, parenthood, physical handicap, color, sex, age, or national origin as set out in AS 18.80.220. The Lessee and its contractors and subcontractors shall, on beginning any operations under this Lease, post in a conspicuous place notices setting out this nondiscrimination policy.

(1)

Liens. Lessee shall pay or cause to be paid promptly when due any claim, debt, or charge against Lessee that might become a lien against any of the Lessor's assets associated with this Lease. Lessee shall not suffer or permit any such lien or encumbrances of any kind to be filed against or upon any equipment, improvements, or the Leased Area, regardless of whether the basis of such lien is a claim against Lessee or against an employee, agent, supplier or subcontractor of Lessee. Lessee shall keep the Leased Area and any products derived from it free and clear of any and all mechanics, labor, or materialmen's liens arising from the performance of labor upon or the furnishing of materials to the Leased Area. Lessee may contest the validity of any such lien that may be filed by providing reasonable security to Lessor. Lessee shall post notices of Lessor's non-responsibility pursuant to AS 34.35.065 and AS 34.3 5.150.

(m)

Definitions.

(1)

"associated substances" means all substances except helium produced as an incident of production of oil or gas by ordinary production methods and not defined in this Lease as oil or gas;

(2)

"drilling" means the act of boring a hole to reach a proposed bottom hole location through which oil or gas may be produced if encountered in paying quantities, and includes re-drilling, sidetracking, deepening, or other means necessary to reach the proposed bottom hole location, testing, logging, plugging, casing and other operations necessary and incidental to the actual boring of the hole;

(3)

"Force Majeure" means war, riots, acts of God, unusually severe weather, or any other cause beyond Lessee's reasonable ability to foresee or control and includes operational failure of existing transportation facilities and delays caused by judicial decisions or lack thereof.

Competitive Oil and Gas Lease

Page 21 MHT-9300055

(4)

"gas" means all natural gas (except helium gas) and all other hydrocarbons produced that are not defined in this Lease as oil;

(5)

"oil" means crude petroleum oil and other hydrocarbons, regardless of gravity, that are produced in liquid form by ordinary production methods, including liquid hydrocarbons known as distillate or condensate recovered by separation from gas other than at a gas processing plant;

(6)

"paying quantities" means quantities sufficient to yield a return in excess of operating costs, even if drilling and equipment costs may never be repaid and the undertaking considered as a whole may ultimately result in a loss; quantities are insufficient to yield a return in excess of operating costs unless those quantities, not considering the costs of transportation and marketing, will produce sufficient revenue to induce a prudent operator to produce those quantities; and

(7)

"reworking operations" means all operations designed to secure, restore or improve production through some use of a hole previously drilled, including, but not limited to, mechanical or chemical treatment of any horizon, plugging back to test higher strata, etc.,

(8)

"Trust Authority" means the Alaska Mental Health Trust Authority, a public corporation within the Alaska Department of Revenue under AS 47.30.011, et seq., as established by Chapter 66, Session Laws of Alaska, 1991, in order to implement the state's obligation as trustee of the trust established by the Alaska Mental Health Enabling Act of 1956, P.L. 84-830, 70 Stat. 709.

*************************************************************************

Competitive Oil and Gas Lease

Page 22 MHT-9300055

IN WITNESS WHEREOF, the parties hereto have executed this contract effective as of the date above written.

LESSOR:

LESSEE:

State of Alaska

Storm Cat Energy Corporation Department of Natural Resources

Mental Health Trust Land Office

By:

By:

Executive Director

Title:

Mental Health Trust Land Office

STATE OF ALASKA

)

) ss.

Third Judicial District

)

This is to certify that on this

 day of

, 2005, personally
appeared David G. Hanson, known to me to be the Executive Director of the Mental Health Trust Land Office, and who acknowledged to me that he executed the foregoing instrument, on behalf of the Mental Health Trust Land Office, as agent for the Alaska Mental Health Trust Authority, freely and voluntarily and for the purposes therein stated.

Notary Public for the State of Alaska

My Commission expires:

STATE OF ALASKA	) ) ss.
Third Judicial District	)

This is to certify that on this

day of

,

before me

appeared

known to me to be the

of

, and who acknowledged to me that he/she executed the foregoing instrument, on behalf of said corporation, pursuant to its by-laws or a resolution of its board of directors, and for the purposes therein stated.

Notary Public for the State of Alaska

My Commission expires:

Competitive Oil and Gas Lease

Page 23 MHT-9300055

Exhibit A

Tract 30

T. 17 N., R. 4 W., S.M.

Section	19
		* See List Below	558.930
Section	20
		Section 20	640.000
Section	21
		** See List Below	640.000
Section	22
		*** See List Below	638.855
Section	23
		**** See List Below	642.010
Section	24
		North 1/2 of Northwest 1/4 & Southeast 1/4 of Northwest 1/4	120.000
		Northeast 1/4 & North 1/2 of Southeast 1/4	240.000
Section	25
		Lot 19	15.310
Section	26
		Lot 7	25.030
		Lot 8	6.250
		Lot 24	5.000
		Lot 33	5.000
		Lot 6	6.250
Section	27
		***** See List Below	220.829
Section	28
		****** See List Below	262.489
Section	29
		******* See List Below	623.790
Section	30
		******** See List Below	392.800
Section	31
		********* See List Below	279.220
Section	32
		********** See List Below	140.850

Section	33
		Lot 16	0.200
		Lot 1	2.920
		Lot 9	4.680
		Lot 17	3.140
		Lot 38	4.650
Section	34
		Lot 11	4.300
		Lot 24	5.000
		Lot 28	2.500
		Lot 29	5.000
		Lot 30	5.000
		Lot 31	5.000
		Lot 18	0.840
		Northwest 1/4 of Northeast 1/4; Northeast 1/4 of Northwest	237.500
		1/4; Southwest 1/4of Northwest 1/4; North 1/2 of Northeast 114 of Southeast 1/4 of Northwest 1/4; Southwest 1/4 of Northeast 1/4 of Southeast 114 of Northwest 114; Northwest 1/4 of Southeast 1/4; Northwest 1/4; South 1/2 of Southeast 1/4 of Northwest 1/4; West 1/2 of Southwest 1/4 Lot 1	3.630
Section	35
		Lot 5	5.000
		Lot 6	5.000
		Lot 10	5.000
		Lot 13	5.000
		Lot 15	6.250
		Lot 19	6.250
		Lot 20	6.250
Lot 34			6.250
Northwest 1/4 of Southwest 1/4 of Southwest 1/4; South 1/2			20.000
of Northeast 1/4 of Southwest 1/4 of Southwest 1/4; North 1/2 of Southeast 1/4 of Southwest 1/4 of Southwest 1/4 Total Acres:			5811.973
* MH Parcels in Section 19 Lot 1			39.930
Lot 2			39.100
Lot 3			5.000
Lot 4			5.000
Lot 5			4.750
Lot 6			4.090
Lot 7			6.730
Lot 8			4.480
Lot 9			2.780
Lot 10			2.470
Lot 11			5.000

Lot 12	9.540
Lot 13	4.730
Lot 14	5.490
Lot 15	9.560
Lot 16	5.970
Lot 18	3.980
Lot 19	2.880
Lot 17	39.190
Lot 20	3.610
Lot 21	2.970
Lot 23	4.210
Lot 24	2.910
Lot 25	4.560
Southeast 1/4 of Southeast 1/4	40.000
Northeast 1/4 of Southeast 1/4 & North 1/2 of Northwest 1/4of Southeast 1/4	60.000
Northeast 1/4 & East 1/2 of Northwest 1/4	240.000
Total:	558.930
** MH Parcels in Section 21 Portion in Tr "A" of ASLS #820204-Plat #84-57-Palmer	1.540
Portion in Tr "B" of ASLS #820204-Plat #84-57-Palmer	2.950
Portion in Tr. "C" of ASLS #820204-Plat #84-57-Palmer	1.310
Portion in Tr. "D" of ASLS #820204-Plat #84-57-Palmer	1.290
Portion in Tr."E" of ASLS #820204-Plat #84-57-Palmer	2.250
Portion in Tr. "D" of ASLS # 900162-Plat #93-28-Palmer	4.230
Portion in Tr. "B" of ASLS #860216-Plat #92-33-Palmer	5.000
Portion in Tr. "A" of ASLS #860216-Plat #92-33'Palmer	5.000
Portion in ASLS #890070-Plat #93-8-Palmer	5.000
Sec. 21 - EXCLUDING ASLS # 860204 ASLS #890216, ASLS #890070 & Tr. "D" OF ASLS #900162	611.430
Total:	640.000
*** MH Parcels in Section 22 Portion in ASLS # 910272-Plat #92-67 - Palmer	4.055
Portion in Tr. "D" of ASLS #900304 - Plat #93-22-Palmer	5.000
Portion in Tr. "C" of ASLS #900162 - Plat #92-28-Palmer	4.650
Portion inTr. "A" of ASLS #900304 - Plat #93-22 - Palmer	5.000
Portion inTr. "D" of ASLS #900262 - Plat #92-30-Palmer	3.100

No Deed Reference & No Property Description

No Deed Reference & No Property Description

No Deed Reference & No Property Description

No Deed Reference & No Property Description

No Deed Reference & No Property Description

No Deed Reference & No Property Description

No Deed Reference & No Property Description

No Deed Reference & No Property Description

No Deed Reference & No Property Description

No Deed Reference & No Property Description

No Deed Reference & No Property Description

No Deed Reference & No Property Description

No Deed Reference & No Property Description No Deed Reference & No Property Description Lot 1, Northwest 1/4 of Northeast 1/4, South 1/2 of Northeast 1/4'West1/2of Southeast 1/4-EXCLUDING ASLS's	617.050
No Deed Reference & No Property Description	0.000
Total:	638.855
****MH Parcels in Section 23 Portion in ASLS #830071-Plat #83-90- Palmer	4.750
Portion in Tr. "A" of ASLS #830203 - Plat #84-58 - Palmer	1.000
Portion in Tr. "B" of ASLS #830203 - Plat #84-58 - Palmer	1.500
Portion in Tr. "C" of ASLS #830203- Plat #84-58 - Palmer	1.090
Portion in Tr. "D" of ASLS #830203 - Plat #84-58 - Palmer	1.160
Portion in Tr. "E" of ASLS #830203 - Plat #84-58 - Palmer	1.210
Portion in Tr. "F" of ASLS #830203 - Plat #84-58 - Palmer	1.600
Portion in Tr. "A" of ASLS #830141-Plat #84-118 - Palmer	4.680
Portion in Tr. "B" of ASLS #830141-Plat #84-118 - Palmer	4.050
Portion in Tr. "A" of ASLS #840051-Plat #86-129 - Palmer	5.000
Portion in Tr. "B" of ASLS #840051-Plat #86-129 - Palmer	4.790
Portion in Tr. "C" of ASLS #840051-Plat #86-129 - Palmer	4.480
Portion in Tr. "D" of ASLS #840051-Plat #86-129 - Palmer	4.530
Portion in Tr. "E" of ASLS #840051-Plat #86-129 - Palmer	4.940
Portion in Tr. "F" of ASLS #840051-Plat #86-129 - Palmer	4.760
Portion in Tr. "G" of ASLS #840051-Plat #86-129 - Palmer	5.000
Portion in Tr. "H" of ASLS #840051-Plat #86-129 - Palmer	4.480
Portion in Tr. "I" of ASLS #840051-Plat #86-129 - Palmer	4.620
Portion in Tr. "J" of ASLS #840051-Plat #86-129 - Palmer	4.970
Portion in Tr. "L" of ASLS #840051-Plat #86-129 - Palmer	5.000
Portion in Tr. "M" of ASLS #840051-Plat #86-129 - Palmer	5.000
Portion in Tr. "N" of ASLS #840051-Plat #86-129 - Palmer	4.550
Portion in Tr. "O" of ASLS #840051-Plat #86-129 - Palmer	1.100
Portion in ASLS #840174-Plat #86-52 - Palmer	2.230
Portion in Tr. "B" of ASLS #900304-Plat #93-22 - Palmer	4.490
Portion in Tr. "A" of ASLS #870110-Plat #89-64 - Palmer	5.000
Portion in Tr. "B" of ASLS #870110-Plat #89-64 - Palmer	6.000
Portion in Tr. "C" of ASLS #900304-Plat #93-22 - Palmer	5.000
Portion in Tr. "C" of ASLS #870110-Plat #89-64 - Palmer	4.990
Portion in Tr. "E" of ASLS #900304-Plat #93-22 - Palmer	3.320
Portion in Tr. "F" of ASLS #900304-Plat #93-22 - Palmer	3.640
Portion in Tr. "A" of ASLS #890183-Plat #92-27 - Palmer	3.880
Portion in Tr. "B" of ASLS #890183-Plat #92-27 - Palmer	1.910
Portion in Tr. "A" of ASLS #900262-Plat #92-30 - Palmer	4.530
Portion in Tr. "B" of ASLS #900262-Plat #92-30 - Palmer	4.970
Portion in Tr. "C" of ASLS #900262-Plat #92-30 - Palmer	2.850
Portion in ASLS #870051 - Plat #88-38 - Palmer	4.280
No Deed Reference & No Property Description	0.000
No Deed Reference & No Property Description	0.000
No Deed Reference & No Property Description	0.000
No Deed Reference & No Property Description	0.000
No Deed Reference & No Property Description	0.000
No Deed Reference & No Property Description	0.000

No Deed Reference & No Property Description

0.000

No Deed Reference & No Property Description

0.000

Portions of Section 23

501.060

Total

642.010

***** MH Parcels in Section 27

Portion in Tr. 4 of ASLS #720076 - Plat #73-35 - Palmer

3.191

Portions of Section 23

95.000

East 1/2 of Southwest 1/4 of Southwest 1/4 of Northwest 1/4

5.000

Lot 47

10.000

Portion in Tr. "A" of ASLS #840007 - Plat #89-63 - Palmer

3.720

Portion in Tr. "B" of ASLS #840007 - Plat #89-63 - Palmer

4.990

Portion in Tr. "D" of ASLS #840007 - Plat #89-63 - Palmer

4.670

Portion in Tr. "C" of ASLS #840007 - Plat #89-63 - Palmer

3.690

Portion in Tr. 1 of ASLS #720076 - Plat #73-35 - Palmer

1.050

Portion in Tr. 2 of ASLS #720076 - Plat #73-35 - Palmer

0.221

Portion in Tr. 3 of ASLS #720076 - Plat #73-35 - Palmer

0.918

Portion in Tr. 5 of ASLS #720076 - Plat #73-35 - Palmer

1.966

Portion in Tr. 6 of ASLS #720076 - Plat #73-35 - Palmer

1.283

Lot 16

2.200

Portions of Section 27

82.930

Total:

220.829

***** MH Parcels in Section 28

Portion in Lot 1 of EPF #120023, UNIT NO. 3, FLAT LAKE

ISLAND SUBDIVISION - Plat #21-71 - Palmer

0.359

Portion in Lot 2 of EPF #120023, UNIT NO. 3, FLAT LAKE

ISLAND SUBDIVISION - Plat #21-71 - Palmer

0.360

Portion in Lot 3 of EPF #120023, UNIT NO. 3, FLAT LAKE

ISLAND SUBDIVISION - Plat #21-71 - Palmer

0.344

Portion in Lot 4 of EPF #120023, UNIT NO. 3, FLAT LAKE

ISLAND SUBDIVISION - Plat #21-71 - Palmer

0.344

Portion in Lot 5 of EPF #120023, UNIT NO. 3, FLAT LAKE

ISLAND SUBDIVISION - Plat #21-71 - Palmer

0.347

Portion in Lot 6 of EPF #120023, UNIT NO. 3, FLAT LAKE

ISLAND SUBDIVISION - Plat #21-71 - Palmer

0.345

Portion in Lot 7 of EPF #120023, UNIT NO. 3, FLAT LAKE

ISLAND SUBDIVISION - Plat #21-71 - Palmer

0.345

Portion in Lot 8 of EPF #120023, UNIT NO. 3, FLAT LAKE

ISLAND SUBDIVISION - Plat #21-71 - Palmer

0.345

Lot 16

5.000

Portions of Section 28

45.000

Portions of Section 28

45.000

Lot 30

4.970

Lot 36

4.740

Lot 37

4.190

Southwest 1/4 of Northwest 1/4 of Southeast 1/4 of Northeast

1/4

2.500

Portions of Section 28

135.000

	Lot 16 Lot 4 Lot 5 Lot 31 Total:	4.020 2.450 2.200 4.630 262.489
	****** MH Parcels in Section 29 Lot3	4.240
	Lot 4	5.000
	Lot 5	2.860
	Lot 6	4.650
	Lot 7	2.040
	Portion in ASLS#830198-Plat #86-6 - Palmer	5.000
	Portion in ASLS#900031-Plat #92-37-Palmer	1.558
	Portion in Tr. "C" of ASLS #840003-Plat #92-29 - Palmer	4.850
	Portion in Tr. "D" of ASLS #840003-Plat #92-29 - Palmer	4.990
	Portion in Tr. "E" of ASLS #840003-Plat #92-29 - Palmer	4.980
	Portion in Tr. "F" of ASLS #840003-Plat #92-29 - Palmer	4.020
	Portion in Tr. "A" of ASLS #840003-Plat #92-29 - Palmer	4.980
	Portion in Tr. "B" of ASLS #840003-Plat #92-29 - Palmer	4.830
	Portion in Tr. "H" of ASLS #840003-Plat #92-29 - Palmer	4.150
	Portion in Tr. "I" of ASLS #840003-Plat #92-29 - Palmer	5.000
	Portion in Tr. "K" of ASLS #840003-Plat #92-29 - Palmer	3.830
	Portion in Tr. "G" of ASLS #840003-Plat #92-29 - Palmer	3.720
	Portion in Tr. "L" of ASLS #840003-Plat #92-29 - Palmer	4.610
	Portion in Tr. "S" of ASLS #840003-Plat #92-29 - Palmer	1.980
	Portion in Tr. "Q" of ASLS #840003-Plat #92-29 - Palmer	4.890
	Portion in Tr. "O" of ASLS #840003-Plat #92-29 - Palmer	3.260
	Portion in Tr. "P" of ASLS #840003-Plat #92-29 - Palmer	3.390
	Lot 1	5.000
	No Deed Reference & No Property Description	0.000
	No Deed Reference & No Property Description	0.000
	No Deed Reference & No Property Description	0.000
	No Deed Reference & No Property Description	0.000
	Portion in Tr. "M" of ASLS #840003-Plat #92-29 - Palmer	4.280
	Portion in Tr. "T" of ASLS #840003-Plat #92-29 - Palmer	2.320
	No Deed Reference & No Property Description	0.000
	Portion in Tr. "R" of ASLS #840003-Plat #92-29 - Palmer	2.710
	All Excluding Lots 1-8, ASLS#830198, AASLS #840003 & ASLS #900031	511.352
	Portion in Tr. "J" of ASLS #840003-Plat #92-29 - Palmer	4.840
	Portion in Tr. "N" of ASLS #840003-Plat #92-29 - Palmer	4.570
	Total:	623.790
*******	MH Parcels in Section 30
	Lot 6	6.180
	Lot 7	4.330
	Lot 8	6.860
	Lot 9	5.800
	Lot 10	39.290
	Lot 11	3.540

Lot 12

5.000

Lot 13

9.680

Lot 14

5.890

Lot 15

5.780

Lot 16

9.710

Lot 17

6.050

Lot 19

21.770

Lot 28

5.770

Northeast 114 of Southeast 1/4; East 1/2 of Northwest 1/4 of

70.000

Southeast E1/4 & Southwest 1/4 of Northwest 1/4 of

Southeast 1/4

South 1/2 of Southeast 1/4

80.000

Lot 1

4.690

Lot 2

0.840

Lot 3

3.800

Lot 4

2.600

Lot 5

3.130

Lot 18

2.090

Northeast 1/4 of Northwest 1/4 of Southwest 1/4

10.000

East 1/2 of Northeast 1/4

80.000

Total:

392.800

******** MH Parcels in Section 31

Lot 1

4.320

Lot 2

2.250

Lot 13

4.230

Lot 17

5.000

Lot 18

3.190

Lot 20

3.570

Lot 21

2.500

Lot 24

1.600

Lot 25

1.160

Lot 26

2.500

Lot 27

2.500

Lot 30

5.000

Lot 32

39.860

Lot 33

39.960

Lot 37

4.540

Lot 38

3.460

Lot 42

4.970

Lot 43

2.050

Lot 44

4.070

Lot 45

2.600

Southeast 1/4 of Southeast 114 of Southeast 1/4

10.000

North 1/2 of Northwest 1/4 of Northeast 1/4 & Southwest 1/4

of Northwest 1/4 of Northeast 1/4

30.000

East 1 /2 of Southwest 1/4; Northwest 114 of Northwest 1 /4 of

97.500 Southeast 1/4; West 1/2 of Northwest 1/4 of Southwest 1/4

of Southeast 1/4; Southeast 1/4 of Northwest 1/4 of

Southwest 1/4 of Southeast 114

********* MH Parcels in Section 32

Lot 3

5.000

Lot 4

5.000

Lot 5

5.000

Lot 7

4.940

Lot 8

3.180

Lot 9

2.220

Lot 14 - Subject to Long Term Lease ADL#46943

2.080

Lot 19

1.370

Lot 20

1.730

Lot 24

2.460

Lot 25

1.240

Lot 26

1.870

Lot 33

3.250

Lot 41

4.830

No Deed Reference & No Property Description

0.000

Lot 48

0.310

Lot 49

0.610

Lot 52

2.950

Lot 53

1.520

Lot 54

2.490

Lot 58

1.110

Lot 59

1.530

Lot 60

1.160

West 1/2 of Northeast 1/4 of Northeast 1/4; Northwest 1/4 of

85.000

Northeast 1/4; Northeast 1/4 of Northeast 1/4 of Northwest

1/4; North 1/2 of Northwest 1/4 of Northeast 1/4 of Northwest

1/4; North 1/2 of North 1/2 of Northwest 1/4 of Northwest 1/4

Total:

140.850

(1)

Lot 14 of Section 32 - Subject to Long Term Lease ADL#46943 - Leasee - CONSTANCE B. JOHNSTON, PMB 2137 3705 ARCTIC BLVD., ANCHORAGE AK 99503-5774

Exhibit B

Tract 30

Schedule 1

Mitigation Measures and Lessee Advisories

Mitigation Measures

Hereafter, wherever abbreviations are used they mean: Alaska Coastal Management Program (ACMP), Alaska Department of Environmental Conservation (ADEC), Alaska Department of Fish and Game (ADF&G), Alaska Department of Natural Resources (ADNR), Alaska Oil and Gas Conservation Commission (AOGCC), Areas Meriting Special Attention (AMSA), Division of Forestry (DOF), Division of Land (DL), Division of Oil and Gas (DO&G), Division of Parks and Outdoor Recreation (DPOR), Division of Mining and Water Management (DMWM), Kenai Peninsula Borough (KPB), Municipality of Anchorage (MOA), Matanuska-Susitna Borough (MSB), State Historic Preservation Officer (SHPO), and U.S. Fish and Wildlife Service (USF&WS).

Lessees are advised that portions of the sale area may be subject to special area permits by ADF&G to protect areas designated by the legislature as state game refuges in AS 16.20.010 -AS 16.20.080.

For those mitigation measures and lessee advisories that are within Lessor's authority, the Lessee may request, and the Lessor may grant, exceptions if compliance with the mitigation measure is not feasible or prudent, or an equal or better alternative is offered. Requests and justifications for exceptions must be included in the initial Plan of Operations when one is required. The decision whether to grant an exception will be based on review of the Plan of Operations by the Lessor. Mitigation measures subject to exceptions are noted with an asterisk (*), followed by the initials of the agency that must be consulted in any decision to grant an exception where that agency has specific authority. Critical habitat areas and state game refuges are jointly managed by ADNR and ADF&G; exceptions to mitigation measures in these areas must be agreed to by both agencies and the Lessor, if Trust land is involved. Agency abbreviations are: ADF&G (Alaska Department of Fish and Game), ADEC (Alaska Department of Environmental Conservation), DL (Division of Lands) and DOF (Division of Forestry).

Except as indicated, the restrictions listed below do not apply to geophysical activity on Trust land; geophysical exploration will be governed by Lessor.

Note that, in addition to the mitigation measures listed, lessees must comply with all applicable local, state, and federal codes, statutes, and regulations, and any subsequent amendments. Further, additional project-specific mitigation measures may be imposed if and when oil and gas lessees submit proposed plans of exploration, operation, or development.

The following mitigation measures and advisories will be imposed on oil and gas activities on all Trust lands that are leased, as a condition of the approval of plans of operation. If units are formed with leases issued under different mitigation measures, the most recent measures will most likely be applied to the whole unit.

Schedule 1

General

1.

Oil and hazardous substance pollution control: In addition to addressing the prevention, detection, and cleanup of releases of oil, contingency plans (C-Plans) for oil and gas extraction operations should include, but not be limited to, methods for detecting, responding to, and controlling blowouts; the location and identification of oil spill cleanup equipment; the location and availability of suitable alternative drilling equipment; and a plan of operations to mobilize and drill a relief well.

2.

Use of explosives will be prohibited in open water areas of fish bearing streams and lakes. Explosives must not be detonated beneath, or in close proximity to fish bearing streams and lakes if the detonation of the explosive produces a pressure rise in the water body greater than 2.5 pounds per square inch (psi) unless the water body, including its substrate, is solidly frozen.

Explosives must not produce a peak particle velocity greater than 0.5 inches per second (ips) in a spawning bed during the early stages of egg incubation. The minimum acceptable offset from fish bearing streams and lakes for various size buried charges is:

There are numerous fish bearing streams and lakes within the sale area. Specific information on the location of these water bodies may be obtained by contacting ADF&G.

3.*

Onshore exploration activities must be supported by air service, an existing road system or port facility, ice roads, or by vehicles which do not cause significant damage to the ground surface or vegetation. Unrestricted surface travel may be permitted by the Lessor, if an emergency condition exists.

Construction of temporary roads may be allowed. Temporary means that a road must be removed to the extent that it is rendered impassable or is otherwise rehabilitated in a manner such that any placed gravel remaining approximates surrounding natural features. Construction of permanent roads will be prohibited during the exploration phase.

Schedule 1

4.

a. Removal of water from fish bearing rivers, streams, and natural lakes shall be subject to prior written approval by DMWM and ADF&G.

b. Compaction or removal of snow cover overlying fish bearing water bodies will be prohibited except for approved crossings. If ice thickness is not sufficient to facilitate a crossing, ice and/or snow bridges may be required.

5.

Water intake pipes used to remove water from fish bearing water bodies must be surrounded by a screened enclosure to prevent fish entrainment and impingement. Screen mesh size shall not exceed 0.04 inches unless another size has been approved by ADF&G. The maximum water velocity at the surface of the screen enclosure may be no greater than 0.1 foot per second.

Facilities and Structures

6.

a.

The siting of onshore facilities, other than docks, or road and pipeline crossings, will be prohibited within 500 feet of all fish bearing streams and lakes. Additionally, siting of facilities will be prohibited within one-half mile of the banks of Harriet, Alexander, Lake, Deep and Stariski creeks, and the Drift, Big, Kustatan, McArthur, Chuitna, Theodore, Beluga, Susitna, Little Susitna, Kenai, Kasilof, Ninilchik and Anchor rivers. New facilities may be sited within the one-half mile buffer if the lessee demonstrates that the alternate location is environmentally preferable, but in no instance will a facility be located within one-quarter mile of the riverbank. ADF&G concurrence will be required for siting within the one-half mile buffer. Road and pipeline crossings must be aligned perpendicular or near perpendicular to watercourses.

b.

Lessees will minimize sight and sound impacts for new facilities sited less than one-half mile from river banks and in areas of high recreational use by (1) providing natural buffers and screening to conceal facilities; (2) conducting exploration operations between October 1 and April 30; and (3) using alternative techniques to minimize impacts.

c.

A fresh water aquifer monitoring well with quarterly water quality monitoring should be required down gradient of a permanent storage facility unless alternative acceptable technology is approved by ADEC.

d.

Surface entry will be prohibited in parcels that are within the Kenai River Special Management Area (KRMSA).

e.

Lessees are prohibited from placing drilling rigs and lease related facilities and structures within an area near the Kenai River composed of Sections 6 and 7 in T5N, R10W and Section 31 in T6N, 10W.

7.

The siting of new facilities in key wetlands and sensitive habitat areas should be limited to the extent possible. If facilities are to be located within these areas, the lessee should demonstrate to the satisfaction of the Lessor that impacts are minimized through appropriate mitigation measures.

Schedule 1

8.*

Measures will be taken by Lessee to minimize the impact of industrial development on key wetlands. Key wetlands are those wetlands that are important to fish, waterfowl, and shorebirds because of their high value or scarcity in the region or that have been determined to function at a high level using the hydro geomorphic approach. Lessees must identify on a map or aerial photograph the largest surface area, including reasonably foreseeable future expansion areas, within which a facility is to be sited, or an activity will occur. The map or photograph must accompany the plan of operations. Lessee will consult with ADF&G and ADEC to identify the least sensitive areas within the area of interest. To minimize impacts, the lessee must avoid siting facilities in the identified sensitive habitat areas. *Exception - ADF&G, ADEC.

9.*

Impermeable lining and diking, or equivalent measures such as double-walled tanks, will be required for onshore oil storage facilities (with a total above ground storage capacity greater than 1,320 gallons, provided no single tank capacity exceeds 660 gal) and for sewage ponds. Lessee shall consult with appropriate agencies to determine if additional site-specific measures may be required for proposed storage facilities.

Buffer zones of not less than 500 feet will be required to separate onshore oil storage facilities and sewage ponds from marine waters and freshwater supplies, streams and lakes, and key wetlands. Sumps and reserve pits must be impelineable and otherwise fully contained through diking or other means. *Exception - ADF&G, ADEC.

10.*

With the exception of drill pads, airstrips, and roads permitted under Term 3, exploration facilities must be consolidated, temporary, and must not be constructed of gravel. Use of abandoned gravel structures may be permitted on an individual basis.

11.

a.

Wherever possible, onshore pipelines must utilize existing transportation corridors and be buried where soil and geophysical conditions permit. In areas where pipelines must be placed above ground, pipelines must be sited, designed and constructed to allow free movement of moose and caribou.

b.

Offshore pipelines must be located and constructed to prevent obstructions to marine navigation and fishing operations.

c.

Pipelines must be located upslope of roadways and construction pads and must be designed to facilitate the containment and cleanup of spilled hydrocarbons. Pipelines, flow lines, and gathering lines must be designed and constructed to assure integrity against climatic conditions, tides and currents, and other geophysical hazards.

Local Hire

12.

To the extent they are available and qualified; the lessee is encouraged to employ local and Alaska residents and contractors for work performed on the leased area. Lessees shall submit, as part of the plan of operations, a proposal detailing the means by which the lessee will comply with the measure. The proposal must include a description of the operator's plans for partnering with local communities to recruit and hire local and Alaska residents and

Schedule 1

contractors. The lessee is encouraged, in formulating this proposal, to coordinate with employment services offered by the state of Alaska and local communities and to recruit employees from local communities.

Training

 13.

Lessee must include in any plan of exploration or plan of development, a training program for all personnel, including contractors and subcontractors, involved in any activity. The program must be designed to inform each person working on the project of environmental, social, and cultural concerns that relate to the individual's job.

The program must employ effective methods to ensure that personnel understand and use techniques necessary to preserve geological, archeological, and biological resources. In addition, the program must be designed to help personnel increase their sensitivity and understanding of community values, customs, and lifestyles in areas where they will be operating.

Access

14.

a.

Public access to, or use of, the leased area may not be restricted except within 1,500 feet (457 m) or less of onshore drill sites, buildings, and other related structures. Areas of restricted access must be identified in the plan of operations.

b.

No lease facilities or operations may be located so as to block access to or along navigable and public waters as defined at AS 38.05.965(13) and (17).

15.

Lessee will prevent unreasonable conflicts with local subsistence harvests and commercial fishing operations, and will consult with ADF&G and other agencies as necessary to develop measures to avoid such conflicts.

Prehistoric, Historic, and Archeological Sites

16.

a.

Prior to the construction or placement of any structure, road, or facility resulting from exploration, development, or production activities, the lessee must conduct an inventory of prehistoric, historic, and archeological sites within the area affected by an activity. The inventory must include consideration of literature provided by the KPB, MOA, MSB and local residents; documentation of oral history regarding prehistoric and historic uses of such sites; evidence of consultation with the Alaska Heritage Resources Survey and the National Register of Historic Places; and site surveys. The inventory must also include a detailed analysis of the effects that might result from the activity.

b.

The inventory must be submitted to DPOR for review and comment. In the event that a prehistoric, historic, or archeological site or area may be adversely affected by a leasehold activity, the Lessee, after consultation with DPOR and the KPB, MOA or MSB, will take actions as necessary to avoid or minimize the adverse effect.

Schedule 1

c.

Discovery of prehistoric, historic, or archaeological objects: In the event any site, structure, or object of prehistoric, historic, or archaeological significance is discovered during leasehold operations, the lessee must immediately report such findings to the Lessor. The lessee must make every reasonable effort to preserve and protect such site, structure, or object from damage until the Lessor, after consultation with the SHPO, has given directions as to its preservation.

Fish Bearing Streams

17.

Under Title 16 of the Alaska Statutes, the measures listed below will be imposed by ADF&G below the ordinary high water mark to protect designated anadromous fish-bearing streams. Similar provisions may be imposed by the Lessor to protect non-anadromous fish bearing streams. Specific information on the location of anadromous water bodies in and near the area may be obtained from ADF&G.

a.

Alteration of riverbanks will be prohibited.

b.

Operation of equipment within riparian habitats will be prohibited.

c.

The operation of equipment, excluding boats, in open water areas of rivers and streams will be prohibited.

d.

Bridges or non-bottom founded structures will be required for crossing fish spawning and important rearing habitats. In areas where culverts are used, they must be designed, installed, and maintained to provide efficient passage of fish.

Waste Disposal

18.

Solid waste disposal:

a.

Solid waste generated from the development and/or operation of the lease areas shall be reduced, reused, or recycled to the maximum extent practicable. Garbage and domestic combustible refuse must be incinerated where appropriate. Remaining solid waste shall be taken to an approved disposal site, in accordance with 18 AAC 60.

New solid waste disposal sites will not be approved or located on Trust land during the exploratory phase. Exceptions may be provided for drilling waste if the facility will comply with the applicable provisions of 18 AAC 60.

b.

The preferred method for disposal of muds and cuttings from oil and gas activities is by underground injection. Injection of non-hazardous oilfield wastes generated during development is regulated by AOGCC through its Underground Injection Control (UIC) Program for oil and gas wells.

c.

Discharge of drilling muds and cuttings into lakes, streams, rivers, and high value wetlands is prohibited. Surface discharge of drilling muds and cuttings into reserve pits

Schedule 1

shall be allowed only when it is determined that underground injection is not technically achievable. A solid waste disposal permit must be obtained from ADEC. If use of a reserve pit is proposed, the operator must demonstrate the advantages of a reserve pit over other disposal methods, and describe methods to be employed to reduce the disposed volume. On-pad temporary cuttings storage will be allowed as necessary to facilitate annular injection and/or backhaul operations in accordance with ADEC solid waste regulations 18 AAC 60.

19.

Wastewater disposal:

a.

Unless authorized by NPDES and/or state permit, disposal of wastewater into freshwater bodies, inter-tidal areas, or estuarine waters is prohibited.

b.

Disposal of produced waters to freshwater bodies, inter-tidal areas, and estuarine waters is prohibited.

c.

Disposal of produced waters in upland areas, including wetlands, will be by subsurface disposal techniques.

d.

Surface discharge of reserve pit fluids will be prohibited unless authorized in a permit issued by AOGCC and approved by the Lessor.

Gravel Mining

20.

Gravel mining within an active floodplain will be prohibited. Upland sites will be restricted to the minimum necessary to develop the field in an efficient manner.

Special Areas

21.

Management of legislatively designated state game refuges and critical habitat areas is the co-responsibility of ADF&G (AS 16.20.050-060) and ADNR (AS 38.05.027). For activities occurring within a refuge or critical habitat area, the lessee will be required to obtain permits from both ADNR and ADF&G.

Five state game refuges (SGR) and four critical habitat areas (CHA) are located within, partially within, or within the vicinity of the sale area: The Goose Bay SGR, Palmer Hay Flats SGR, Anchorage Coastal Wildlife Refuge, Susitna Flats SGR, Trading Bay SGR, Redoubt Bay CHA, Kalgin Island CHA, Clam Gulch CHA, and Anchor River and Fritz Creek CHA.

Operations within these refuges must comply with the terms and conditions of the sale, the regulations contained in 5 AAC 95, and the requirements applicable to special area management plans.

a.

Surface entry for drilling and above ground lease-related facilities and structures will be prohibited within the Palmer Hay Flats SGR, Anchorage Coastal Wildlife Refuge, Clam Gulch CHA, Anchor River and Fritz Creek CHA, within the core Tule goose and

Schedule 1

trumpeter swan nesting and molting corridors along the Big, Kustatan, and McArthur rivers in the Trading Bay SGR and Redoubt Bay CHA, and on tidelands and wetlands in the Goose Bay SGR and Kalgin Island CHA, and within the primary shorebird area in the Susitna Flats SGR, Trading Bay SGR, and Redoubt Bay CHA. Surface entry may be allowed on uplands within the Goose Bay SGR and Kalgin Island CHA; and surface entry for seismic surveys and similar temporary activities may be allowed in all of these areas, consistent with the Special Area regulations and applicable Special Area management plans. Directional drilling from adjacent sites may be allowed.

b.

Exploration, development, and major maintenance within important Tule goose and trumpeter swan habitat in Trading Bay SGR, the Redoubt Bay CHA, and the Susitna Flats SGR, and the primary waterfowl area above mean high tide within the Susitna Flats SGR and Trading Bay SGR will be allowed only between November 1 and March 31, unless an extension is approved by ADF&G and Lessor. Routine maintenance and emergency repairs will be permitted on a year-round basis during the production phase. A detailed plan describing routine maintenance activities to be conducted between April 1 and October 31 must be submitted to ADF&G and Lessor for review and approval.

c.

Gravel pads and wellheads are the only above ground structures that will be allowed within the primary waterfowl areas above mean high tide in the Susitna Flats SGR and the Trading Bay SGR and important Tule goose and trumpeter swan habitat in the Trading Bay SGR, Redoubt Bay CHA and Susitna Flats SGR.

Construction activities within a refuge must utilize the best available technology to minimize the visual, biological, and physical impacts of these structures and must be approved in writing by Lessor and other agencies as applicable.

d.

Surface discharge of produced waters will be prohibited, unless authorized by the appropriate state or federal agency, and with the approval of the Lessor.

e.

Disposal of drilling muds and cuttings will be allowed only at upland sites approved by the Lessor.

f.

Facilities must be designed and constructed to prevent the spill and spread of hydrocarbons and to facilitate cleanup efforts.

g.

Facilities must be designed to minimize the possibility of spills or fires resulting from vandalism or hunting accidents.

h.

Upon abandonment or expiration of a lease, all facilities must be removed and the sites rehabilitated to the satisfaction of the Lessor and ADF&G. The departments may determine that it is in the best interest of the public to retain some or all of the facilities. Rehabilitation requirements will be identified in a Habitat Special Area Permit (AS 16.20.060 and/or AS 16.20.530).

Schedule 1

i.

Gravel roads will not be allowed during exploration unless an exception is granted as provided above.

j.

 Public access to, or use of, the leased area may not be restricted except within the immediate vicinity of onshore drill sites, buildings, and other related structures. Areas of restricted access must be identified in the plan of operations. No lease facilities or operations may be located so as to block access to or along navigable and public waters as defined at AS 38.05.965(13) and (17).

22.* Surface entry will be prohibited within one-quarter mile of trumpeter swan nesting sites between April 1 through August 31. The siting of permanent facilities, including roads, material sites, storage areas, power lines, and above-ground pipelines will be prohibited within one-quarter mile of known nesting sites. Trumpeter swan nesting sites will be identified by ADF&G at the request of the lessee. *Exception - ADF&G.

23.

Surface entry into the critical waterfowl habitat along the Kasilof River is prohibited. Directional drilling from adjacent sites may be allowed.

24.

If the lessee discovers a previously unreported active or inactive bald eagle nest site, the lessee must immediately report the nest location to the appropriate agency. Lessees are advised that oil and gas activities likely to disturb nesting eagles are subject to the provisions of the Bald Eagle Act of 1940, as amended.

Permanent facilities may be prohibited within one-quarter mile and will be prohibited within 500 feet of nests, active or inactive. Surface entry, fixed wing aircraft flights below 500 vertical feet, and helicopter flights below 1,500 vertical feet will be prohibited within 500 feet of active nests between April 1 and August 31. Human safety shall take precedence over this provision.

Temporary activities within 500 feet of nesting sites may be allowed between September 1 and March 31 if they will not alter bald eagle habitat.

Maps identifying documented nest sites will be made available by ADF&G, upon request.

25.

For projects in close proximity to areas frequented by bears, lessees are encouraged to prepare and implement bear interaction plans to minimize conflicts between bears and humans. These plans could include measures to: (a) minimize attraction of bears to drill sites; (b) organize layout of buildings and work areas to minimize human/bear interactions; (c) warn personnel of bears near or on drill sites and the proper procedures to take; (d) if authorized, deter bears from the drill site; (e) provide contingencies in the event bears do not leave the site; (f) discuss proper storage and disposal of materials that may be toxic to bears; and (g) provide a systematic record of bears on site and in the immediate area.

26.

Prior to commencement of any activities, lessees shall confirm the locations of den sites that are actually occupied in the season of the proposed work with the Division of Wildlife Conservation, DF&G, based on data provided by DF&G. Exploration and development activities, begun between November 15 and March 31, will not be conducted within one-half mile of occupied brown bear dens, unless alternative mitigation measures are approved by DF&G. Occupied dens not previously identified by DF&G that are encountered in the field must be reported to the Division of Wildlife Conservation, DF&G, within 24 hours. Mobile activities shall avoid such dens by one-half mile unless alternative mitigation measures are approved by DO&G with concurrence from DF&G. Non-mobile facilities will not be required to be relocated.

27.

To avoid possible adverse impacts to Kenai Peninsula brown bears, exploration activities will be allowed only between November 15 and March 31 within the brown bear movement corridors around Skilak Lake, Tustemena Lake, and along the upper Anchor River drainage.

28.

The following measures will be required to minimize impacts on the Kenai Lowlands Caribou Herd:

a.

Surface entry within the core caribou calving area is prohibited, except that surface entry for seismic exploration will be allowed from October 16 to March 31.

b.

Exploration and development activities will be restricted or prohibited between April 1 And October 15 within the core caribou summer habitat, except that maintenance and operation of production wells will be allowed year-round. Permanent roads, or facilities other than production wells, will also be restricted or prohibited within this area. Facilities within the core caribou summer habitat that required year-round access must be located in forested areas, where practical. *Exception- ADF&G.

c.

Pipelines must be buried within the core caribou summer habitat. * Exception-ADF&G

29.

Lessees must disclose any requests for exceptions to these mitigation measures and advisories in their plans of operation and applicable permit applications.

30.

Plans of operation submitted for review and approval must describe the lessee's efforts to communicate with local communities, and interested local community groups, if any, in the development of such plans.

31.

Lessees must submit a plan of operations to the Lessor for approval as required by Section 6 of the Lease. Plans of operation must describe the lessee's efforts to minimize impacts on residential areas and privately owned surface lands.

Schedule 1

Lessee Advisories

1.

The use of explosives for seismic activities with a velocity of greater than 3,000 feet per second in marine waters is prohibited.

2.

Lessees must include in their seismic permit applications a plan for notifying the public of their activities.

3.

Forest clearing for seismic activity must be approved by the Lessor, after consultation with DOF and ADF&G.

4.

Aircraft flying over the Goose Bay SGR and the Palmer Hay Flats SGR, the primary waterfowl habitat above mean high tide within the Susitna Flats SGR and Trading Bay SGR, and the core Tule goose and trumpeter swan molting and nesting corridors in Trading Bay SGR and Redoubt Bay CHA must maintain a minimum altitude of 1,500 feet above ground level or a horizontal distance of one mile from April 1 to October 31. Human safety will take precedence over this provision.

 6.

Aircraft flying over the primary shorebird habitat within the Susitna Flats SGR, Trading Bay SGR, and Redoubt Bay CHA must maintain a minimum altitude of 1,500 feet above ground level or a horizontal distance of one mile.

 7.

In populated areas where there is no local planning and zoning, Lessor may require during approval of plans of operation that permanent structures be designed to be compatible with the aesthetics of the surrounding area.

8.

To endure sufficient vegetative cover in Kenai Peninsula brown bear feeding concentration areas, lessees may be required to locate exploration and development facilities beyond the 500 foot buffer along anadromous fish bearing streams. This requirement will be considered during review of site-specific plans of operation.

9.

If data indicates that brown bear movement will be hindered by development and production activities, lessees may be required to locate facilities outside of the Kenai Peninsula brown bear movement corridors around Skilak Lake, Tustemena Lake, and along the upper Anchor River drainage. This requirement will be considered during review of site-specific plans of operations.

**********************************************************************

STATE OF ALASKA
DEPARTMENT OF NATURAL RESOURCES

MENTAL HEALTH TRUST LAND OFFICE
718 "L" Street. Suite 202
Anchorage, Alaska 99501

MEMORANDUM OF OIL AND GAS LEASE

Record this document in the

Palmer Recording District.

MHT No. 9300055

The Alaska Mental Health Trust Authority, through its agent, the Mental Health Trust Land Office, hereby gives notice of the following unrecorded Oil and Gas Lease, serialized as MHT 9300055.

Said Lease is made by and between the State of Alaska, Department of Natural Resources, Mental Health Trust Land Office, 718 L Street, Suite 202, Anchorage, Alaska 99501 ("Lessor") as agent for and on behalf of the Alaska Mental Health Trust Authority ("Trust Authority") and Storm Cat Energy Corporation, Suite 430-580 Hornby Street, Vancouver, British Columbia V6C 3B6. ("Lessee"). Said Lease is made effective as of

, 2005.

The Leased Area is located in the State of Alaska, Palmer Recording District, Third Judicial District, and more particularly described as follows:

TRACT 30; See attached Exhibit "A"

Said lease is issued for an initial primary term of five (5) years from the Effective Date. Extension of said Lease is governed by Paragraph (a), below.

(a)

Extension

(1)

Said Lease shall be extended automatically if and for so long as oil or gas is produced in paying quantities from the Leased Area.

(2)

Said Lease shall be extended automatically if it is committed to a unit agreement approved or consented to by Lessor and will remain in effect for so long as it remains committed to such unit agreement.

(3)

(A)

If the drilling of a well whose bottom hole location is in the Leased Area has commenced as of the date on which said Lease otherwise would expire and such drilling is continued with reasonable diligence, said Lease shall continue in effect until ninety (90) days after cessation of that drilling and for so long thereafter as oil or gas is produced in paying quantities from the Leased Area.

(B)

In the event that the Lease is extended as described above based solely on the development and production of coal bed methane, lease rights will terminate with respect to the development and production of oil, gas, and associated substances other than coal bed methane that may be located within the Leased Area.

(C)

If oil or gas in paying quantities is produced from the Leased Area, and if that production ceases at any time, said Lease shall not terminate if drilling or reworking operations are commenced on the Leased Area within six (6) months after cessation of production and such operations are prosecuted with reasonable diligence; if those drilling or reworking operations result in the production of oil or gas, said Lease shall remain in effect for so long as oil or gas is produced in paying quantities from the Leased Area.

(4)

If there is a well capable of producing oil or gas in paying quantities on the Leased Area, said Lease shall not expire because Lessee fails to produce that oil or gas unless Lessor gives notice to Lessee, allowing a reasonable time, which shall not be less than six months after notice, to place the well into production, and Lessee fails to do so. If production is established within the time allowed, said Lease shall remain in effect for so long as oil or gas is produced in paying quantities from the Leased Area.

(5)

If Lessor directs or approves in writing a suspension of all operations on or production from the Leased Area (except for a suspension necessitated by Lessee's negligence or willful misconduct), or if a suspension of all operations on or production from the Leased Area has been ordered under federal, state or local law, Lessee's obligation to comply with any express or implied provision of said Lease requiring operations or production shall be suspended, but not voided, and Lessee shall not be liable for damages for failure to comply with that provision. If the suspension occurs before the expiration of the primary term, the primary term shall be extended at the end of the period of the suspension by adding the period of time lost under the primary tent' because of the suspension. If the suspension occurs during an extension of the primary term under this paragraph, upon removal of that suspension, Lessee shall have a reasonable time, which shall not be less than six months after notice that the suspension has been lifted, to resume operations or production. Any suspension of operations or production specifically required or imposed as a term of sale or by any stipulation made a part of said Lease shall not be considered a suspension ordered by law.

(6)

If Lessor determines that Lessee has been prevented by force majeure, after diligent efforts made in good faith, from performing any act that would extend said Lease beyond the primary term, said Lease shall not expire during the period of force majeure. If the event of force majeure occurs before the expiration of the primary term, the primary term shall be extended at the end of the period of force majeure by adding the period of time lost under the primary teen because of the force majeure. If the event of force majeure occurs during an extension of the primary term under this Paragraph said Lease shall not expire during the period of force majeure plus a reasonable time after that period, which shall not be less than sixty (60) days, for Lessee to resume operations or production.

(7)

Nothing in Paragraphs (a)(5) or (a)(6) above shall suspend Lessee's obligation to pay royalties or other production or profit-based payments to Lessor from operations on the Leased Area that are not affected by any suspension or force majeure, or shall suspend Lessee's obligation to pay rentals.

(8)

If, in the case of the development of coal bed methane, a well has been completed within the primary tens and the well is being dewatered in a diligent manner in order to achieve production, and the dewatering process extends beyond the primary term before production is achieved, said Lease will, subject to Paragraph (a)(3)(B) above, remain in effect until ninety (90) days after completion of the dewatering operation and for so long thereafter as coal bed methane is produced in paying quantities from the Leased Area.

The Leased Area is subject to all the terms and conditions of said Lease, reference to which may be made for a complete statement of rights and obligations of Lessor and Lessee. Should there be any discrepancy between this Memorandum of Oil and Gas Lease and the Lease, the Lease shall control.

IN WITNESS WHEREOF, the parties hereto have executed, delivered, and accepted this Memorandum of Oil and Gas Lease as of the date written below.

Dated this

day of

, 2005

LESSOR

LESSEE

Alaska Mental Health Trust Authority,

Storm Cat Energy Corporation through its agent, the Mental Health

Trust Land Office

By:

By:

Title:

Executive Director

Title:

STATE OF ALASKA

THIRD JUDICIAL DISTRICT

The Foregoing Instrument was acknowledged before me by

Executive Director of and on behalf of the State of Alaska, Department of Natural Resources

Mental Health Trust Land Office on this

day of

, 2005.

Notary Public for the State of Alaska

My Commission expires:

STATE OF ALASKA	) )ss.
THIRD JUDICIAL DISTRICT	)

The Foregoing Instrument was acknowledged before me by

the

of

, a

Corporation on behalf of the Corporation on this

day of

, 2005.

Notary Public for the State of Texas

My Commission expires:

Return to: Trust Land Office

Page 4 of 4 718 "L" Street. Suite 202

Anchorage, AK 99501

Exhibit A

 Tract 30

T. 17 N., R. 4 W., S.M.

Section	19
		* See List Below	558.930
Section	20
		Section 20	640.000
Section	21
		** See List Below	640.000
Section	22
		*** See List Below	638.855
Section	23
		**** See List Below	642.010
Section	24
		North 1/2 of Northwest 1/4 & Southeast 114 of Northwest 1/4	120.000
		Northeast 114 & North 1/2 of Southeast 1/4	240.000
Section	25
		Lot 19	15.310
Section	26
		Lot 7	25.030
		Lot 8	6.250
		Lot 24	5.000
		Lot 33	5.000
		Lot 6	6.250
Section	27
		***** See List Below	220.829
Section	28
		****** See List Below	262.489
Section	29
		******* See List Below	623.790
Section	30
		******** See List Below	392.800
Section	31
		********* See List Below	279.220
Section	32
		********** See List Below	140.850

Section	33
		Lot 16	0.200
		Lot 1	2.920
		Lot 9	4.680
		Lot 17	3.140
		Lot 38	4.650
Section	34
		Lot 11	4.300
		Lot 24	5.000
		Lot 28	2.500
		Lot 29	5.000
		Lot 30	5.000
		Lot 31	5.000
		Lot 18	0.840
		Northwest 1/4 of Northeast 1/4; Northeast 1/4 of Northwest	237.500
		1/4; Southwest 1/4of Northwest 1/4; North 112 of Northeast 1/4 of Southeast 1/4 of Northwest 1/4; Southwest 1/4 of Northeast 114 of Southeast 1/4 of Northwest 1/4; Northwest 1/4 of Southeast 1/4; Northwest 114; South 1/2 of Southeast 1/4 of Northwest 1/4; West 1/2 of Southwest 1/4 Lot 1	3.630
Section	35
		Lot 5	5.000
		Lot 6	5.000
		Lot 10	5.000
		Lot 13	5.000
		Lot 15	6.250
		Lot 19	6.250
		Lot 20	6.250
Lot 34			6.250
Northwest 1/4 of Southwest 1/4 of Southwest 1/4; South 1/2			20.000
of Northeast 114 of Southwest 114 of Southwest 1/4; North 1/2 of Southeast 1/4 of Southwest 1/4 of Southwest 1/4 Total Acres:			5811.973
* MH Parcels in Section 19 Lot 1			39.930
Lot 2			39.100
Lot 3			5.000
Lot 4			5.000
Lot 5			4.750
Lot 6			4.090
Lot 7			6.730
Lot 8			4.480
Lot 9			2.780
Lot 10			2.470
Lot 11			5.000

Lot 12

9.540

Lot 13

4.730

Lot 14

5.490

Lot 15

9.560

Lot 16

5.970

Lot 18

3.980

Lot 19

2.880

Lot 17

39.190

Lot 20

3.610

Lot 21

2.970

Lot 23

4.210

Lot 24

2.910

Lot 25

4.560

Southeast 1/4 of Southeast 1/4

40.000

Northeast 1/4 of Southeast 1/4 & North 1/2 of Northwest 1/4of

Southeast 114

60.000

Northeast 1/4 & East 1/2 of Northwest 1/4

240.000

Total:

558.930

MH Parcels in Section 21

Portion in Tr. "A" of ASLS #820204 - Plat #84-57 - Palmer

1.540

Portion in Tr. "B" of ASLS #820204 - Plat #84-57 - Palmer

2.950

Portion in Tr. "C" of ASLS #820204 - Plat #84-57 - Palmer

1.310

Portion in Tr. "D" of ASLS #820204 - Plat #84-57 - Palmer

1.290

Portion in Tr. "E" of ASLS #820204 - Plat #84-57 - Palmer

2.250

Portion in Tr. "D" of ASLS #900162 - Plat #92-28 - Palmer

4.230

Portion in Tr. "B" of ASLS #860216 - Plat #92-33 - Palmer

5.000

Portion in Tr. "A" of ASLS #860216 - Plat #92-33 - Palmer

5.000

Portion in ASLS #890070 - Plat #93-8 - Palmer

5.000

Sec. 21 - EXCLUDING ASLS #820204, ASLS #860216, ASLS

#890070 & Tr. "D" OF ASLS #900162

611.430

Total:

640.000

MH Parcels in Section 22

Portion in ASLS #910272 - Plat #92-67 - Palmer

4.055

Portion in Tr. "D" of ASLS #900304 - Plat #93-22 - Palmer

5.000

Portion in Tr. "C" of ASLS #900162 - Plat #92-28 - Palmer

4.650

Portion in Tr. "A" of ASLS #900304 - Plat #93-22 - Palmer

5.000

Portion in Tr. "D" of ASLS #900262 - Plat #92-30 - Palmer

3.100

No Deed Reference & No Property Description

No Deed Reference & No Property Description

No Deed Reference & No Property Description

No Deed Reference & No Property Description

No Deed Reference & No Property Description

No Deed Reference & No Property Description

No Deed Reference & No Property Description

No Deed Reference & No Property Description

No Deed Reference & No Property Description

No Deed Reference & No Property Description

No Deed Reference & No Property Description

No Deed Reference & No Property Description

No Deed Reference & No Property Description No Deed Reference & No Property Description Lot 1, Northwest 1/4 of Northeast 1/4, South 112 of Northeast 1/4, Westl/2 of Southeast 1/4 - EXCLUDING ASLS's	617.050
No Deed Reference & No Property Description	0.000
Total:	638.855
MH Parcels in Section 23 Portion in AGLS#83UO71-Plat #83-Q0-Palmer	4.750
Portion in Tr. "A" of ASLS #830203 - Plat #84-58 - Palmer	1.000
Portion in Tr. "B" of ASLS #830203 - Plat #84-58 - Palmer	1.500
Portion in Tr. "C" of ASLS #830203 - Plat #84-58 - Palmer	1.090
Portion in Tr. "D" of ASLS #830203 - Plat #84-58 - Palmer	1.160
Portion in Tr. "E" of ASLS #830203 - Plat #84-58 - Palmer	1.210
Portion in Tr. "F" of ASLS #830203 - Plat #84-58 - Palmer	1.500
Portion in Tr. "A" of ASLS #830141 - Plat #84-118 - Palmer	4.680
Portion in Tr. "B" of ASLS #830141 - Plat #84-118 - Palmer	4.050
Portion in Tr. "A" of ASLS #840051 - Plat #86-129 - Palmer	5.000
Portion in Tr. "B" of ASLS #840051 - Plat #86-129 - Palmer	4.790
Portion in Tr. "C" of ASLS #840051 - Plat #86-129 - Palmer	4.480
Portion in Tr. "D" of ASLS #840051 - Plat #86-129 - Palmer	4.530
Portion in Tr. "E" of ASLS #840051 - Plat #86-129 - Palmer	4.940
Portion in Tr. "F" of ASLS #840051 - Plat #86-129 - Palmer	4.760
Portion in Tr. "G" of ASLS #840051 - Plat #86-129 - Palmer	5.000
Portion in Tr. "H" of ASLS #840051 - Plat #86-129 - Palmer	4.480
Portion in Tr. "I" of ASLS #840051 - Plat #86-129 - Palmer	4.620
Portion in Tr. "J" of ASLS #840051 - Plat #86-129 - Palmer	4.970
Portion in Tr. "L" of ASLS #840051 - Plat #86-129 - Palmer	5.000
Portion in Tr. "M" of ASLS #840051 - Plat #86-129 - Palmer	5.000
Portion in Tr. "N" of ASLS #840051 - Plat #86-129 - Palmer	4.550
Portion in Tr. "O" of ASLS #840051 - Plat #86-129 - Palmer	1.100
Portion in ASLS #840174-Plat #86-52 - Palmer	2.230
Portion in Tr. "B" of ASLS #900304 - Plat #93-22 - Palmer	4.490
Portion in Tr. "A" of ASLS #870110 - Plat #89-64 - Palmer	5.000
Portion in Tr. "B" of ASLS #870110 - Plat #89-64 - Palmer	5.000
Portion in Tr. "C" of ASLS #900304 - Plat #93-22 - Palmer	5.000
Portion in Tr. "C" of ASLS #870110 - Plat #89-64 - Palmer	4.990
Portion in Tr. "E" of ASLS #900304 - Plat #93-22 - Palmer	3.820
Portion in Tr. "F" of ASLS #900304 - Plat #93-22 - Palmer	3.640
Portion in Tr. "A" of ASLS #890183 – Plat #92-27 - Palmer	3.880
Portion in Tr. "B" of ASLS #890183 – Plat #92-27 - Palmer	1.910
Portion in Tr. "A" of ASLS #900262 - Plat #92-30 - Palmer	4.530
Portion in Tr. "B" of ASLS #900262 - Plat #92-30 - Palmer	4.970
Portion in Tr. "C" of ASLS #900262 - Plat #92-30 - Palmer	2.850
Portion in ASLS #870051-Plat #88-38 - Palmer	4.280
No Deed Reference & No Property Description	0.000
No Deed Reference & No Property Description	0.000
No Deed Reference & No Property Description	0.000
No Deed Reference & No Property Description	0.000
No Deed Reference & No Property Description	0.000
No Deed Reference & No Property Description	0.000

No Deed Reference & No Property Description

0.000

No Deed Reference & No Property Description

0.000

Portions of Section 23

501.060

Total

642.010

***** MH Parcels in Section 27

Portion in Tr. 4 of ASLS #720076 - Plat #73-35 - Palmer

3.191

Portions of Section 23

95.000

East 1/2 of Southwest 114 of Southwest 114 of Northwest 1/4

5.000

Lot 47

10.000

Portion in Tr. "A" of ASLS #840007 - Plat #89-63 - Palmer

3.720

Portion in Tr. "B" of ASLS #840007 - Plat #89-63 - Palmer

4.990

Portion in Tr. "D" of ASLS #840007 - Plat #89-63 - Palmer

4.670

Portion in Tr. "C" of ASLS #840007 - Plat #89-63 - Palmer

3.690

Portion in Tr. 1 of ASLS #720076 - Plat #73-35 - Palmer

1.050

Portion in Tr. 2 of ASLS #720076 - Plat #73-35 - Palmer

0.221

Portion in Tr. 3 of ASLS #720076 - Plat #73-35 - Palmer

0.918

Portion in Tr. 5 of ASLS #720076 - Plat #73-35 - Palmer

1.966

Portion in Tr. 6 of ASLS #720076 - Plat #73-35 - Palmer

1.283

Lot 16

2.200

Portions of Section 27

82.930

Total:

220.829

***** MH Parcels in Section 28

Portion in Lot 1 of EPF #120023, UNIT NO. 3, FLAT LAKE

ISLAND SUBDIVISION - Plat #21-71 - Palmer

0.359
Portion in Lot 2 of EPF #120023, UNIT NO. 3, FLAT LAKE

ISLAND SUBDIVISION - Plat #21-71 - Palmer

0.360
Portion in Lot 3 of EPF #120023, UNIT NO. 3, FLAT LAKE

ISLAND SUBDIVISION - Plat #21-71 - Palmer

0.344
Portion in Lot 4 of EPF #120023, UNIT NO. 3, FLAT LAKE

ISLAND SUBDIVISION - Plat #21-71 - Palmer

0.344
Portion in Lot 5 of EPF #120023, UNIT NO. 3, FLAT LAKE

ISLAND SUBDIVISION - Plat #21-71 - Palmer

0.347
Portion in Lot 6 of EPF #120023, UNIT NO. 3, FLAT LAKE

ISLAND SUBDIVISION - Plat #21-71 - Palmer

0.345
Portion in Lot 7 of EPF #120023, UNIT NO. 3, FLAT LAKE

ISLAND SUBDIVISION - Plat #21-71 - Palmer

0.345
Portion in Lot 8 of EPF #120023, UNIT NO. 3, FLAT LAKE

ISLAND SUBDIVISION - Plat #21-71 - Palmer

0.345

Lot 16

5.000

Portions of Section 28

45.000

Portions of Section 28

45.000

Lot 30

4.970

Lot 36

4.740

Lot 37

4.190
Southwest 1/4 of Northwest 114 of Southeast 1/4 of Northeast

1 /4

2.500

Portions of Section 28

135.000

Lot 16		4.020
Lot 4		2.450
Lot 5		2.200
Lot 31		4.630
	Total:	262.489
MH Parcels in Section 29 Lot 3		4.240
Lot 4		5.000
Lot 5		2.860
Lot 6		4.650
Lot 7		2.040
Portion in ASLS #830198 - Plat #86-6 - Palmer		5.000
Portion in ASLS #900031 - Plat #92-37- Palmer		1.558
Portion in Tr. "C" of ASLS #840003 - Plat #92-29 - Palmer		4.850
Portion in Tr. "D" of ASLS #840003 - Plat #92-29 - Palmer		4.990
Portion in Tr. "E" of ASLS #840003 - Plat #92-29 - Palmer		4.990
Portion in Tr. "F" of ASLS #840003 - Plat #92-29 - Palmer		4.020
Portion in Tr. "A" of ASLS #840003 - Plat #92-29 - Palmer		4.990
Portion in Tr. "B" of ASLS #840003 - Plat #92-29 - Palmer		4.830
Portion in Tr. "H" of ASLS #840003 - Plat #92-29 - Palmer		4.150
Portion in Tr. "I" of ASLS #840003 - Plat #92-29 - Palmer		5.000
Portion in Tr. "K" of ASLS #840003 - Plat #92-29 - Palmer		3.930
Portion in Tr. "G" of ASLS #840003 - Plat #92-29 - Palmer		3.720
Portion in Tr. "L" of ASLS #840003 - Plat #92-29 - Palmer		4.610
Portion in Tr. "S" of ASLS #840003 - Plat #92-29 - Palmer		1.960
Portion in Tr. "Q" of ASLS #840003 - Plat #92-29 - Palmer		4.890
Portion in Tr. "O" of ASLS #840003 - Plat #92-29 - Palmer		3.250
Portion in Tr. "P" of ASLS #840003 - Plat #92-29 - Palmer		3.390
Lot 1		5.000
No Deed Reference & No Property Description		0.000
No Deed Reference & No Property Description		0.000
No Deed Reference & No Property Description		0.000
No Deed Reference & No Property Description		0.000
Portion in Tr. "M" of ASLS #840003 - Plat #92-29 - Palmer		4.280
Portion in Tr. "T" of ASLS #840003 - Plat #92-29 - Palmer		2.320
No Deed Reference & No Property Description		0.000
Portion in Tr. "R" of ASLS #840003 - Plat #92-29 - Palmer		2.710
All Excluding Lots 1-8, ASLS#830198, AASLS #840003 &
ASLS #900031		511.352
Portion in Tr. ^J"ofASLS#84OOO3-Plat #92-29 - Palmer		4.640
Portion in Tr. ^N"ofAGL8#84OO03-Plat #02-2Q-Palmer		4.570
	Total:	623.790
****** MH Parcels in Section 30 Lot 8		6.180
Lot 7		4.330
Lot 8		6.860
Lot 9		5.800
Lot 10		39.290
Lot 11		3.540

Lot 12

5.000

Lot 13

9.680

Lot 14

5.890

Lot 15

5.780

Lot 16

9.710

Lot 17

6.050

Lot 19

21.770

Lot 28

5.770

Northeast 1/4 of Southeast 1/4; East 1/2 of Northwest 1/4 of

70.000

Southeast E1/4 & Southwest 1/4 of Northwest 1/4 of

Southeast 1/4

South 1/2 of Southeast 1/4

80.000

Lot 1

4.690

Lot 2

0.840

Lot 3

3.800

Lot 4

2.600

Lot 5

3.130

Lot 18

2.090

Northeast 1/4 of Northwest 1/4 of Southwest 1/4

10.000

East 1/2 of Northeast 1/4

80.000

Total:

392.800

MH Parcels in Section 31

Lot 1

4.320

Lot 2

2.250

Lot 13

4.230

Lot 17

5.000

Lot 18

3.190

Lot 20

3.570

Lot 21

2.500

Lot 24

1.600

Lot 25

1.160

Lot 26

2.500

Lot 27

2.500

Lot 30

5.000

Lot 32

39.860

Lot 33

39.960

Lot 37

4.540

Lot 38

3.460

Lot 42

4.970

Lot 43

2.050

Lot 44

4.070

Lot 45

2.600

Southeast 1/4 of Southeast 1 /4 of Southeast 1 /4

10.000

North 1/2 of Northwest 1/4 of Northeast 1/4 & Southwest 1/4

of Northwest 1/4 of Northeast 1/4

30.000

East 1/2 of Southwest 114; Northwest 1/4 of Northwest 1/4 of

97.500 Southeast 1/4; West 1/2 of Northwest 1/4 of Southwest 1/4

of Southeast 1/4; Southeast 1/4 of Northwest 1/4 of

Southwest 1 /4 of Southeast 1 /4

Total:	279.220
******** MH Parcels in Section 32 Lot 3	5.000
Lot 4	5.000
Lot 5	5.000
Lot 7	4.940
Lot 8	3.180
Lot 9	2.220
Lot 14 - Subject to Long Term Lease ADL#46943	2.080
Lot 19	1.370
Lot 20	1.730
Lot 24	2.460
Lot 25	1.240
Lot 26	1.870
Lot 33	3.250
Lot 41	4.830
No Deed Reference & No Property Description	0.000
Lot 48	0.310
Lot 49	0.610
Lot 52	2.950
Lot 53	1.520
Lot 54	2.490
Lot 58	1.110
Lot 59	1.530
Lot 60	1.160
West 1/2 of Northeast 1/4 of Northeast 1/4; Northwest 1/4 of	85.000
Northeast 1/4; Northeast 1/4 of Northeast 1/4 of Northwest 1/4; North 1/2 of Northwest 1/4 of Northeast 1/4 of Northwest 1/4; North 1/2 of North 1/2 of Northwest 1/4 of Northwest 1/4 Total:	140.850

(1)

Lot 14 of Section 32 - Subject to Long Term Lease ADL#46943 - Leasee - CONSTANCE B. JOHNSTON, PMB 2137 3705 ARCTIC BLVD., ANCHORAGE AK 99503-5774